GOTTSCHALKS CREDIT RECEIVABLES CORPORATION
                   Depositor



               GOTTSCHALKS INC.
                   Servicer



                      and



             BANKERS TRUST COMPANY
                    Trustee



   _________________________________________


        POOLING AND SERVICING AGREEMENT

           Dated as of March 1, 1999

   _________________________________________


     GOTTSCHALKS CREDIT CARD MASTER TRUST

      POOLING AND SERVICING AGREEMENT dated as
of  March  1,  1999, among GOTTSCHALKS  CREDIT
RECEIVABLES    CORPORATION,     a     Delaware
corporation, as Depositor, GOTTSCHALKS INC., a Delaware corporation, as Servicer, and BANKERS
TRUST COMPANY, a New York banking corporation, as Trustee.

     In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Beneficiaries to the extent provided herein:


                   ARTICLE I
                  DEFINITIONS

          SECTION 1.01.  Definitions.  Whenever used in
this   Agreement,  the  following  words   and
phrases shall have the following meanings:

          "Account" shall mean (i) each Charge
Account existing on the Cut-Off Date (ii) each
Charge Account originated by the Seller in the
normal  operation of its credit card  business
after  the  Cut-Off Date and (iii) any  Charge
Account  acquired  by, or  originated  at  any
store  acquired by, the Seller after the  Cut-
Off  Date from a third party that the  Seller,
upon   satisfaction  of  the   Rating   Agency
Condition,  chooses  to include  as  a  Charge
Account   for  purposes  of  this   Agreement;
provided,  however,  that  a  Charge   Account
originated   by   the   Seller   during    the
continuance  of  a  Block  Period  shall   not
constitute  an  Account  hereunder  until  and
unless   the   Charge   Account   subsequently
constitutes  a Supplemental Account;  provided
further,   that   any  Charge   Account   that
constitutes  a  Removed  Account   shall   not
constitute an Account hereunder from and after its Removal Date.

          "Account Information" shall have the
meaning specified in Section 2.02(c).

          "Adjusted  Invested  Amount"   shall
mean, as of any date, an amount equal to the Required Series Pool Balance.

          "Adjusted Net Worth" shall have  the
meaning  set  forth in that certain  Loan  and
Security  Agreement between the  Servicer  (or
the  successor thereto) and Congress Financial
Corporation (or the successor thereto),  dated
December   20,  1996,  as  amended,   or   any
replacement line of credit obtained by the Servicer (or the successor thereto).

          "Adjustment Payment" shall have  the
meaning specified in Section 3.09(a) hereof.

          "Affiliate" shall mean, with respect
to  any  specified  Person, any  other  Person
controlling  or controlled by or under  common
control  with such specified Person.  For  the
purposes  of  this definition, "control"  when
used  with  respect  to any  specified  Person
means  the power to direct the management  and
policies   of   such   Person,   directly   or
indirectly, whether through the ownership of voting securities, by contract or otherwise;
and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" shall mean this  Pooling
and Servicing Agreement, as the same may from time to time be amended, modified or otherwise supplemented, including with respect to any Series or Class, by the related Supplement.

          "Allocation Day" with respect to any
Series shall have the meaning specified in the related Series Supplement.

          "Applicants" shall have the  meaning
specified in Section 6.07 hereof.

          "Appointment  Date" shall  have  the
meaning specified in Section 9.02 hereof.

          "Authorized  Newspaper"  shall  mean
any   newspaper  or  newspapers   of   general
circulation in Fresno County, California and in New York, New York customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

          "Beneficiary" shall mean any of  the
Certificateholders   and    any    Enhancement
Provider.

          "Blocked  Account"  means  a  Charge
Account originated by the Seller during the continuance of a Block Period.

          "Block   Period"  shall   have   the
meaning specified in Section 2.08(a) hereof.

          "Bondable Persons" shall mean  those
officers   and   employees  of  the   Servicer
directly   responsible  for  handling   funds,
documents   and   computer  systems   directly
relating  to  any  of the servicing  functions
delegated   to  the  Servicer  hereunder   and
performed by the Servicer at its headquarters in Fresno, California.

          "Business  Day" shall mean  any  day
other than (a) a Saturday or a Sunday, or (b) another day on which banking institutions or trust companies in the States of New York or California are authorized or obligated by law, executive order or governmental decree to be closed.

          "Certificate"   shall    mean    any
Certificate  issued  pursuant  to   a   Series
Supplement or the Exchangeable Certificate.

          "Certificate Rate" shall mean,  with
respect   to   any  Series   or   Class,   the
certificate rate specified therefor in the related Supplement.

          "Certificate  Register"  shall  have
the   meaning  specified  in  Section  6.04(a)
hereof.

          "Certificateholder"   or    "Holder"
shall  mean  (x)  a  holder  of  any  Investor
Certificate or (y) a Person (other  than  GCRC
or  any  Affiliate thereof) in  whose  name  a
Subordinated Certificate is registered or  (z)
a  Person   (other than GCRC or any  Affiliate
thereof)   in  whose  name   the  Exchangeable
Certificate is registered or, upon the  pledge
of the Exchangeable Certificate by GCRC or any
Affiliate   thereof,  the   pledgee   of   the
Exchangeable  Certificate.  The purpose of the
exclusion  of  GCRC or any  Affiliate  thereof
from   this  definition  is  to  prevent  such
entities  from exercising the rights,  whether
voting  or   otherwise, of a Certificateholder
hereunder.

          "Certificateholders  Representative"
shall  mean,  unless otherwise provided  in  a
Supplement,  a  representative   appointed  by
Consent of Certificateholders.

          "Charge   Account"  shall   mean   a
consumer  revolving  credit card  account  (i)
originated by the Seller pursuant to a  Charge
Account  Agreement  (ii)  originated  by   the
Harris  Stores  and purchased  by  the  Seller
prior to the Cut-Off Date and (iii) any Charge
Account  acquired  by, or  originated  at  any
store  acquired by, the Seller after the  Cut-
Off  Date from a third party that the  Seller,
upon   satisfaction  of  the   Rating   Agency
Condition,  chooses  to include  as  a  Charge
Account for purposes of this Agreement.

          "Charge  Account  Agreement"   shall
mean  an  agreement with the Seller  or,  with
respect  to  Charge Accounts acquired  by  the
Seller after the Cut-Off Date, an agreement as
to  which  the  Seller is an  assignee  or  is
otherwise  an  obligee, pursuant  to  which  a
Person  is  obligated  to  pay  for  purchased
merchandise  or services under a  credit  plan
that   permits   such   Person   to   purchase
merchandise  and services on credit,  together
with  any   finance charges and other  charges
related  thereto,  as such  agreement  may  be
amended,  modified or supplemented from   time
to time.

          "Class" shall mean, with respect  to
any   Series,  any  one  of  the  classes   of
Certificates of that Series.

          "Closing  Date"  shall  mean,   with
respect  to  any  Series,  the  Closing   Date
specified in the related  Supplement.

          "Collection Account" shall have  the
meaning  specified in Section 4.02 hereof.

          "Collection Period" shall mean, with
respect   to  each  Distribution   Date,   the
preceding calendar month.

          "Collection Servicer" shall mean  an
institution    (other   than   the   Servicer)
reasonably  acceptable  to  the  Trustee   and
Certificateholders, as evidenced by a  Consent
of  Certificateholders, which shall have  been
appointed  to perform the functions  specified
in   Section   3.03(x)(D)  hereof;   provided,
however, that Union Bank of California and Bank of America are hereby preapproved to serve as Collection Servicers hereunder.

          "Collection   Servicer    Agreement"
shall  have the  meaning specified in  Section
3.03(x)(D) hereof.

          "Collections"  shall  mean,  without
duplication,  all payments by or on behalf  of
Obligors received by the  Servicer in  respect
of  the  Receivables, in the  form  of   cash,
checks, wire transfers or any other form of payment as provided in such Obligor's Charge
Account Agreement.

          "Commitment Fee" shall mean,  as  of
any date of determination and for any Investor
Certificate of any Series, the per annum rate of any commitment or similar fee payable with respect to any such Certificate as of such date from Finance Charge Collections that are allocable to such Certificate.

          "Consent    of   Certificateholders"
shall mean, with respect to any proposed action or inaction, the written consent of Certificateholders representing not less than a majority of the Adjusted Invested Amount of each Series of Investor Certificates then outstanding, or if a Series shall have more than one Class, of each Class within any said
Series.

          "Contractually   Delinquent"    with
respect to an Account, shall mean an Account as to which the required minimum payment set forth on the related billing statement has not been received by the due date thereof.

          "Corporate Trust Office" shall  mean
the  principal  office of the Trustee  in  the
City  of New York, at which at  any particular
time  its  corporate trust business  shall  be
administered, which office at the date of  the
execution  of   this Agreement is  located  at
Four  Albany Street, New York, New York 10006,
Attention:   Corporate Trust &  Agency  Group,
Structured Finance Team.

          "Cut-Off  Date" shall mean the  open
of business for the Seller's retail stores on March 1, 1999.

          "Dedicated Zip Code" shall mean  the
dedicated zip code, or similar arrangement, to which Obligors are instructed to mail their payments in respect of Receivables, and any successor arrangement to which the Consent of Certificateholders shall have been obtained.

          "Defaulted  Amount" with respect  to
any  Determination Date shall mean  an  amount
(which  shall not be less than zero) equal  to
(a) for all the Accounts included in the Pool,
the  amount  of  Principal  Receivables  which
became   Defaulted  Receivables   during   the
immediately preceding Collection Period  minus
(b)  the  full  amount of any  such  Defaulted
Receivables  which are subject to reassignment
or assignment to the Depositor or the Servicer
in   accordance   with  the  terms   of   this
Agreement;  provided,  however,  that,  if  an
Insolvency  Event occurs with respect  to  the
Depositor   the  amounts  of  such   Defaulted
Receivables which are subject to reassignment to the Depositor shall not be included in clause (b) and, if an Insolvency Event occurs with respect to the Servicer, the amount of such Defaulted Receivables which are subject to assignment to the Servicer shall not be included in clause (b).

          "Defaulted Receivables" shall  mean,
with  respect  to any Collection  Period,  all
Receivables  which  are  charged  off  by  the
Servicer as uncollectible in respect  of  such
Collection  Period  in  accordance  with   the
Servicer's   customary  and  usual   servicing
procedures for servicing Obligor receivables comparable to the Receivables which have not been sold to third parties. Notwithstanding the foregoing, a Principal Receivable shall become a Defaulted Receivable on the day on which such Principal Receivable is recorded as charged off on the Servicer's computer master file of Accounts but, in any event, shall be deemed a Defaulted Receivable no later than the earlier of (i) the day on which it becomes
180 days Contractually Delinquent and (ii) the day which is 30 days after the day on which the Servicer receives notice of any of the following events: (A) the Obligor has filed for bankruptcy (B) the Obligor has had a bankruptcy petition filed against it or (C) the Obligor is deceased. Receivables that are Ineligible Receivables at the time that they are transferred to the Trust shall not be considered Defaulted Receivables hereunder.

          "Deposit  Account  Agreement"  shall
mean  a  letter agreement entered into by  and
among   the  Servicer,  the  Trustee   and   a
financial institution at which a Local Deposit
Account is maintained for the purpose of receiving Collections, substantially in the form of Exhibit K hereto.

          "Depositor" shall mean GCRC, and its
successors in interest to the extent permitted hereunder.

          "Depositor Exchange" shall have  the
meaning given in Section 6.03(c) hereof.

          "Depositor Interest" shall have  the
meaning specified in Section 4.01 hereof.

          "Determination Date" with respect to
any  Distribution Date shall mean the day that
is   two   Business   Days   prior   to   such
Distribution Date.

          "Direct  Debit Payments" shall  mean
any payment made by an Obligor with respect to a Receivable via an electronic debit made by a Collection Servicer to a checking, savings or other account maintained by the Obligor and crediting the Obligor's Charge Account.

          "Discount  Portion" shall  mean  the
portion of Principal Receivables that shall be treated as Finance Charge Receivables pursuant to Section 2.07(a) hereof.

            "Discount  Rate"'  shall  have  the
meaning specified in Section 2.07(b) hereof.

          "Distribution Date" shall  mean  the
15th day of each month or, if such day is not a Business Day, the next succeeding Business
Day.

          "Distribution Date Statement"  shall
mean, with respect to any Series, a report prepared by the Servicer on each Determination
Date  for the immediately preceding Collection
Period in substantially the form set forth in the related Supplement.

          "Duff  & Phelps" shall mean  Duff  &
Phelps Credit Rating Co., or its successors.

          "Early  Amortization  Event"   shall
have  the  meaning specified in  Section  9.01
hereof and, with respect to any Series,  shall
also   mean   any  Early  Amortization   Event
specified in the related Supplement for that Series.

          "Early  Amortization  Period"  shall
mean,  with respect to any Series, the  period
beginning at the close of business on the  day
on which an Early Amortization Event occurs or
is  deemed to have occurred, and in each  case
ending  upon the earlier to occur of  (a)  the
payment  in full to the Certificateholders  of
such   Series  of  the  Invested  Amount  with
respect to such Series (including, to the extent set forth in the applicable Series
Supplement, reimbursement of charge-offs in respect thereof and payment of any accrued make-whole premium and interest thereon), (b) the Termination Date with respect to such Series, and (c) termination of the Trust.

          "Eligible Account" shall mean, as of
any time of determination, each Charge Account owned by the Seller:

               (a) which was created in accordance with the Financial Guidelines of the Seller at the time of creation of such Charge Account;

(b)  which is payable in U.S. dollars;
(c)  which has in full force and effect a
Charge Account Agreement that has been duly
authorized and which constitutes the legal,
valid and binding obligation of the Obligor
enforceable against such Obligor in accordance
with its terms and is not subject to any
dispute, offset, counterclaim or defense
whatsoever, including defenses arising out of
violations of usury laws (except the discharge
in bankruptcy of such Obligor);
(d)  which has in full force and effect all
consents, licenses, or authorizations of, or
registrations with, any governmental authority
required to be obtained or given in connection
with such Charge Account;
(e)  which has not been closed at the request
of the Obligor;
(f)  which has not been identified by the
Seller in its computer files as having an
Obligor that is (i) deceased, (ii) a minor
under the laws of his/her state of residence
or (iii) not competent to enter into a
contract or incur debt;
(g)  which has not been sold or pledged to any
Person other than the Depositor or the Trust,
as applicable, and which does not include
Receivables which have been sold or pledged to
any other Person;
(h)  the Receivables of which the Seller has
not charged off in its customary and usual
manner for charging off Receivables in such
Charge Accounts unless such Charge Account is
subsequently reinstated;
(i)  not more than 120 days Contractually
Delinquent;
(j)  under which a credit card is outstanding
that has not expired or been identified by the
Seller or the Servicer as lost or stolen;
(k)  which has not been identified by the
Seller or the Servicer in its computer files
as a Charge Account as to which the Seller or
the Servicer has any confirmed record of any
fraud-related activity by the Obligor
thereunder;
(l)  which has been identified by the Servicer
in its computer files as having an Obligor
that has provided as his/her most recent
billing address an address located in the
United States or its territories or
possessions or Canada;
(m)  which has not been identified by the
Servicer in its computer files as having an
Obligor that is involved in a voluntary or
involuntary bankruptcy proceeding; and
(n)  under which no Receivable arising
therefrom has been classified as an Ineligible
Receivable.
          "Eligible  Deposit  Account"   shall
mean  either (a) a segregated account with  an
Eligible Institution or (b) a segregated trust
account with the corporate trust department of
a  depository  institution  or  trust  company
organized under the laws of the United  States
or  any  one of the states thereof,  including
the  District  of  Columbia (or  any  domestic
branch  of  a  foreign bank) having  corporate
trust  powers and acting as trustee for  funds
deposited   in   such   account   subject   to
regulations on fiduciary funds on deposit substantially similar to 12 C.F.R. 9-10(b).

          "Eligible Institution" shall mean  a
depository  institution  (which  may  be   the
Trustee) or trust company organized under the laws of the United States of America or any one of the states thereof, or the District of Columbia (or any domestic branch of a foreign bank) which at all times (i) has a long-term unsecured debt rating of A2 or better by Moody's, A or better by Standard & Poor's, A or better by Duff & Phelps or A or better by Fitch or such other rating that is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Trustee and (ii) is a member of the FDIC.

          "Eligible  Investments"  shall  mean
book-entry  securities, negotiable instruments
or  securities  represented by instruments  in
bearer  or registered form in each case having
original  or  remaining maturities  of  thirty
(30)  days  or less, but in no event  maturing
later   than   the  Distribution   Date   next
succeeding the Trustee's acquisition thereof which evidence:

               (a)  obligations of, or obligations fully
     guaranteed as to timely payment by, the United
     States of America;

               (b)  demand deposits, time deposits or
     certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any state thereof, including the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person or entity other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

(c)  commercial paper having, at the time of
the Trust's investment or contractual
commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;
(d) investments in money market funds having a rating from each Rating Agency in the highest investment category granted thereby and which seek to maintain a constant net asset value (including those for which the Trustee acts as investment manager or advisor);
(e)  bankers' acceptances issued by any
depository institution or trust company
referred to in clause (b) above; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a person or entity other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby; and
(f)  repurchase obligations with respect to
any security that is a direct obligation of, or fully guaranteed as to timely payment by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with (i) a depository institution or trust company (acting as principal) described in clause (b) above or
(ii) a depository institution or trust company the deposits of which are insured by FDIC.
          "Eligible Receivable" shall mean any
Receivable that, at the time of determination:

               (a)  exists under an Eligible Account;

               (b)  constitutes an "account" or "general
     intangible" as defined in Article 9 of the UCC as then in effect in the Relevant UCC State;

(c)  does not contravene any laws, rules or
regulations applicable thereto (including,
without limitation, rules and regulations
relating to truth in lending, fair credit
billing, fair credit reporting, equal credit
opportunity, fair debt collection practices
and privacy) or the Charge Account Agreement
that could reasonably be expected to have an
adverse impact on the amount of Collections
thereunder;
(d)  has in full force and effect all
consents, licenses, or authorizations of, or
registrations with, any governmental authority
required to be obtained or given in connection
with the creation of such Receivable;
(e)  is free and clear of all Liens and
security interests arising under or through
the Depositor (other than Permitted Liens);
(f)  as to which all obligations required to
be fulfilled by the Seller or the Depositor,
as applicable, have been fulfilled;
(g)  as to which neither the Seller nor the
Depositor, as applicable, has taken any action
which would impair, or failed to take any
action necessary to avoid impairing, the
rights of the Trust or the Certificateholders
therein; and
(h)  is not more than 120 days Contractually
Delinquent.
          "Eligible Servicer" shall  mean  the
Bankers  Trust Company or an entity which,  at
the  time of its appointment as Servicer,  (a)
is servicing a portfolio of consumer revolving
credit card accounts, (b) is legally qualified
and  has the capacity to service the Accounts,
(c)   has   demonstrated   the   ability    to
professionally  and  competently   service   a
portfolio  of  similar accounts in  accordance
with high standards of skill and care, (d)  is
qualified  to  use the software that  is  then
currently  being used to service the  Accounts
or  obtains  the right to use or has  its  own
software  which  is adequate  to  perform  its
duties  under  this Agreement, and  (e)  shall
have   been  the  subject  of  a  Consent   of
Certificateholders and shall have satisfied the Rating Agency Condition.

          "Enhancement" shall mean the  rights
and      benefits     provided     to      the
Certificateholders  of  any  Series  or  Class
pursuant to any letter of credit, surety bond,
cash   collateral  account,  spread   account,
guaranteed rate agreement, maturity  liquidity
facility,  tax protection agreement,  interest
rate   swap   agreement   or   other   similar
arrangement. The subordination of any Series or Class to any other Series or Class or the Exchangeable Certificate or of the Depositor
Interest to any Series or Class shall be deemed to be an Enhancement.

          "Enhancement Agreement"  shall  mean
any    agreement,   instrument   or   document
governing the terms of any Enhancement or pursuant to which any Enhancement is issued or outstanding.

          "Enhancement Provider" shall mean  a
Person providing any Enhancement, other than any Certificateholder (including any holder of a Subordinated Certificate) whose rights under a Certificate are subordinated to any Series or Class.

          "ERISA"   shall  mean  the  Employee
Retirement Income Security Act of 1974, as amended.

          "ERISA  Plan" shall have the meaning
specified in Section 6.04(e)(i) hereof.

          "Excess  Balance Test"  shall  mean,
with respect to any Determination Date and any
particular Series, a test that is satisfied if
the  related  Series Pool Balance  as  of  the
first  day  of  each  of the  twelve  calendar
months preceding such Determination Date shall
have  exceeded the sum of the related Required
Series   Pool   Balance   and   the   Required
Exchangeable Certificate Amount as of the first day of each such calendar month by at least 5%, provided, however that for purposes of determining whether the requirements of the second sentence of Section 6.03(b)(iv) hereof have been met with respect to the issuance of a new Series of Certificates, such test need only be met for the one-month time period specified in such section.

          "Exchange"  shall have  the  meaning
given thereto in Section 6.03(c) hereof.

          "Exchange  Date"  shall   have   the
meaning   given  thereto  in  Section  6.03(c)
hereof.

          "Exchange  Notice"  shall  have  the
meaning   given  thereto  in  Section  6.03(c)
hereof.

          "Exchangeable  Amount"  shall  mean,
with respect to any outstanding Series, the amount specified in the related Supplement.

          "Exchangeable   Certificate"   shall
mean the certificate substantially in the form of Exhibit A and exchangeable as provided in
Section 6.03 of this Agreement.

          "FASB"   shall  mean  the  Financial
Accounting Standards Board.

          "FDIC"   shall  mean   the   Federal
Deposit Insurance Corporation or any successor entity thereto.

          "Finance  Charge Collections"  shall
mean Collections under the Receivables other than Principal Collections; provided, that all Miscellaneous Payments shall be Finance Charge
Collections.

          "Finance  Charge Receivables"  shall
mean, with respect to any Account, all amounts
billed  to  the related Obligor in respect  of
interest   and   all  other  finance   charges
(including,  without  limitation,  late  fees,
returned  check fees and credit life insurance
premiums),  any  Discount  Portion   and   all
amounts  resulting  from  application   of   a
Discount Rate pursuant to Section 2.07 hereof,
and   any  recoveries  on  Receivables   (i.e.
Miscellaneous Payments) previously charged off as uncollectible.

          "Financial  Guidelines"  shall  mean
the  written policies and procedures  relating
to  the operation of the consumer credit  card
business  of  the  Seller, including,  without
limitation,    the   written   policies    and
procedures      for      determining       the
creditworthiness of credit card customers, the extension of credit to credit card customers, and the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time in conformance with all Requirements of Law.

          "Fitch" shall mean Fitch IBCA,  Inc.
or its successors.

          "Gottschalks" shall mean Gottschalks
Inc.,   a   Delaware  corporation,   and   its
successors in interest.

          "Governmental Authority" shall  mean
the United States of America and any state  or
other  political subdivision thereof  and  any
entity   exercising  executive,   legislative,
judicial,    regulatory   or    administrative
functions of or pertaining to government.

          "Independent    Certified     Public
Accountants"  shall mean  any  of  (a)  Arthur
Anderson  &  Co. (b) Deloitte  &  Touche,  (c)
Ernst  & Young, (d) KMPG Peat Marwick and  (e)
PricewaterhouseCoopers; provided such firm  is
independent   within  the   meaning   of   the
Securities Act of 1933, as amended.

          "Ineligible  Account" shall  mean  a
Charge   Account   that   at   the   time   of
determination is not an Eligible Account.

          "Ineligible Receivable"  shall  mean
any   Receivable   that   at   the   time   of
determination is not an Eligible Receivable.

          "Initial    Holder"    shall    mean
Monumental Life Insurance Company.

          "Insolvency  Event" shall  have  the
meaning specified in Section 10.01(e).

          "In-Store Payments" shall  mean  any
payment made by an Obligor with respect  to  a
Receivable  by  personal  delivery  of   cash,
check, money order or any other form of payment to a cashier or other employee of the Seller at a retail premise.

          "Interest  Period" shall mean,  with
respect  to any Distribution Date, the  period
from   and  including  the  Distribution  Date
immediately  preceding such Distribution  Date
(or,  in  the  case of the first  Distribution
Date, from and including the Closing Date) to but excluding such Distribution Date.

          "Internal  Revenue Code" shall  mean
the Internal Revenue Code of 1986, as amended.

          "Invested  Amount" shall  mean,  for
each Series, the aggregate invested amount for each Class of such Series.

          "Investor  Certificates" shall  mean
any  one of the certificates executed  by  the
Depositor  and authenticated by  the  Trustee,
substantially  in  the form  attached  to  the
related    Supplement,    other    than    the
Exchangeable  Certificate and any Subordinated
Certificate.

          "Investor Exchange" shall  have  the
meaning specified in Section 6.03(c) hereof.

          "Investors' Interest" shall have the
meaning specified in Section 4.01 hereof.

          "Investors'  Servicing  Fee"   shall
mean   the   portion  of  the  Servicing   Fee
allocable   to   the   Holders   of   Investor
Certificates of a Series pursuant to the terms of the related Supplement.

          "Lien" shall mean any mortgage, deed
of  trust,  pledge, hypothecation, assignment,
deposit    arrangement,   encumbrance,    lien
(statutory      or     other),     preference,
participation  interest,  priority  or   other
security agreement or preferential arrangement
of  any  kind or nature whatsoever,  including
any  conditional sale or other title retention
agreement  and  any  financing  lease   having
substantially the same economic effect as any of the foregoing.

          "Liquidation Event" shall  have  the
meaning specified in Section 9.02(b) hereof.

          "Local  Deposit Account" shall  mean
any   Eligible   Deposit   Account   that   is
maintained  pursuant  to  a  Deposit   Account
Agreement   for  the  purpose   of   receiving
Collections.

          "Local  Deposit Account Bank"  shall
mean  a  bank  that holds one  or  more  Local
Deposit Accounts for receiving Collections pursuant to a Deposit Account Agreement.

          "Minimum  Depositor Interest"  shall
have   the  meaning  given  thereto   in   any
Supplement.

          "Miscellaneous Payments" shall mean,
with respect to any Collection Period, all Collections and recoveries (net of reasonable recovery expenses) in respect of Receivables previously written-off.

          "Monthly Servicing Fee" shall  mean,
with   respect  to  any  Series,  the   amount
specified therefor in the related Supplement.

          "Moody's"    shall   mean    Moody's
Investors Service, Inc. or its successors.

          "1933 Act" shall mean the Securities
Act of 1933, as amended.

          "Notice Date" shall have the meaning
specified in Section 2.08(d) hereof.

          "Notices"  shall  have  the  meaning
specified in Section 13.06 hereof.

          "Obligor"   shall  mean   a   Person
obligated to make payments with respect to a Receivable arising under a Charge Account.

          "Officer's Certificate" shall  mean,
with   respect  to  any  corporation,   unless
otherwise  specified  in  this  Agreement,   a
certificate  signed  by the  Chairman  of  the
Board,  Vice Chairman of the Board, President,
any  Vice  President, Treasurer, any Assistant
Treasurer,   Secretary   or   any    Assistant
Secretary of such corporation.

          "Opinion  of Counsel" shall  mean  a
written  opinion  of  counsel,  in  form   and
substance satisfactory to the Trustee, who may
be   counsel  for,  or  an  employee  of,  the
Depositor or Gottschalks, and who shall be reasonably acceptable to the Trustee.

          "Outstanding  Balance"  shall  mean,
with  respect to a Receivable on any day,  the
aggregate   amount   owed   by   the   Obligor
thereunder as of the close of business on  the
prior   Business  Day  (net  of  returns   and
adjustments).

          "Permitted  Lien" shall  mean,  with
respect  to  the Receivables:   (a)  Liens  in
favor of the Depositor created pursuant to the
Receivables Purchase Agreement assigned to the
Trustee pursuant to this Agreement; (b)  Liens
in  favor  of  the  Trustee pursuant  to  this
Agreement;  and  (c) Liens  which  secure  the
payment of taxes, assessments and governmental
charges  or  levies, if such taxes, assessment
and  governmental charges or levies are either
(x)  not delinquent or (y) being contested  in
good    faith   by   appropriate   legal    or
administrative proceedings and as to which adequate reserves in accordance with generally accepted accounting principles shall have been established.

          "Permitted  Transaction" shall  have
the   meaning  specified  in  Section  2.05(f)
hereof.

          "Person"   shall  mean   any   legal
person, including any individual, corporation,
partnership, association, joint-stock company,
trust,       unincorporated      organization,
governmental entity or other entity of similar nature.

          "Pool"  shall mean, at any  time  of
determination,  all Accounts with  respect  to
which   the  related  Receivables  have   been
transferred to the Trust pursuant  to  Section
2.01 hereof.

          "Pool  Balance" shall mean,  at  any
time   of  determination,  the  aggregate   of
Principal  Receivables  constituting  Eligible
Receivables in the Pool at such time.

          "Principal  Collections" shall  mean
Collections of Principal Receivables.

          "Principal Receivables" shall  mean,
for  any  day  with respect  to  any  Account,
amounts  shown  on the Servicer's  records  on
such  day  as  Receivables  (other  than  such
amounts   which   represent   Finance   Charge
Receivables)  payable by the related  Obligor;
provided that Principal Receivables shall not include the Discount Portion. The receipt of each Adjustment Payment and each Transfer
Deposit Amount shall also be treated as a collection of a Principal Receivable.

          "Principal  Terms" shall mean,  with
respect to any Series:

               (a)  the name or designation;

               (b) the initial principal amount or invested amount (or method for calculating such amount);

(c)  the Certificate Rate (or method for the
determination thereof);
(d)  the payment date or dates and the date or
dates from which interest shall accrue;
(e)  the method for allocating Collections to
Certificateholders;
(f)  the designation of any Series Accounts
and the terms governing the operation of any
such Series Accounts;
(g)  the Monthly Servicing Fee, and the
Investors' Servicing Fee, if any;
(h)  the identity of the Enhancement Provider
and the terms of any form of Enhancement with
respect thereto, if any;
(i)  the terms on which the Investor
Certificates of such Series may be exchanged
for Investor Certificates of another Series,
repurchased by the Depositor or remarketed to
other investors;
(j)  the Termination Date;
(k)  the number of Classes of Investor
Certificates of such Series and, if more than
one Class, the rights and priorities of each
such Class;
(l)  the extent to which the Investor
Certificates of such Series will be issuable
in temporary or permanent global form (and, in
such case, the depository for such global
certificate or certificates, the terms and
conditions, if any, upon which such global
certificates may be exchanged, in whole or in
part, for definitive certificates and the
manner in which any interest payable on a
temporary or global certificate will be paid);
(m)  whether the Investor Certificates of such
Series may be issued in bearer form and any
limitations imposed thereon;
(n)  the priority of such Series with respect
to any other Series;
(o)  whether such Series will be part of a
group;
(p)  the Required Series Pool Balance for such
Series; and
(q)  the Minimum Depositor Interest.
          "Purchase  Price" shall  mean,  with
respect  to  any Receivable for  any  date  on
which  such Receivable is to be purchased  (a)
an   amount  equal  to  the  principal  amount
payable by the Obligor in respect thereof as reflected in the records of the Servicer as of the date of purchase, plus (b) late charges and interest, if any, accrued thereon at a per annum rate equal to the rate being charged to the Obligor under the Charge Account Agreement based on the actual number of days elapsed over a year of 360 days.

          "Rating  Agency"  shall  mean,  with
respect  to any outstanding Series  or  Class,
each   statistical  rating  agency,  if   any,
selected by the Depositor to rate the Investor
Certificates of such Series or Class.

          "Rating   Agency  Condition"   shall
mean,  with respect to any action, that, after
any  required  notice has been  given  to  the
applicable  Rating Agencies, each such  Rating
Agency   shall  have  notified  each  of   the
Depositor, the Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Series or Class with respect to which it is a Rating Agency.

          "Reassignment"   shall   have    the
meaning specified in Section 2.06(c) hereof.

          "Receivables"   shall   mean,   with
respect  to any Obligor, all right to  payment
for  money due or to become due under a Charge
Account Agreement arising in an Account from a
sale  of merchandise or services, and includes
the  right  to  payment  of  any  interest  or
finance     charges    (including,     without
limitation,  late fees, credit life  insurance
premiums and Miscellaneous Payments) and other
obligations  of  such  Obligor  with   respect
thereto.   Each  Receivable includes,  without
limitation,  all  rights  of  the  Seller  and
obligations   of   the   Obligor   under   the
applicable  Charge  Account  Agreement.   Each
increase  in  the Outstanding Balance  of  any
Receivable  (other  than  any  such   increase
resulting  from  the accrual  of  interest  or
finance charges or other fees with respect  to
such   Receivable)  shall,  for  purposes   of
Article  II, constitute a separate Receivable.
The receipt of each Adjustment Payment and each Transfer Deposit Amount shall be treated as a collection of a Principal Receivable.

          "Receivables   Purchase   Agreement"
shall    mean   the   amended   and   restated
receivables    purchase   agreement    between
Gottschalks    and    the    Depositor,     in
substantially  the  form  attached  hereto  as
Exhibit  J,  dated  as  of  the  date  hereof,
governing the terms and conditions upon  which
the  Depositor  acquired and is acquiring  the
initial  Receivables transferred to the  Trust
on   the  Closing  Date  and  all  Receivables
acquired thereafter, as the same may from time to time be amended, modified or otherwise supplemented.

          "Record   Date"  shall  mean,   with
respect to any Distribution Date, the last day of the month preceding the month in which such Distribution Date occurs and, if distributions are made on any date other than a Distribution
Date, the day immediately preceding such other date.

          "Recoveries"   shall   mean,    with
respect  to any Distribution Date, any amounts
received during the Related Collection  Period
by  the  Servicer  with respect  to  Defaulted
Receivables   (net   of  reasonable   recovery
expenses).

          "Related  Collection  Period"  shall
mean,  with  respect to (a)  any  Distribution
Date, the preceding Collection Period and (b) any Allocation Day, the Collection Period during which such Allocation Day occurs.

          "Related  Distribution  Date"  shall
mean, with respect to any Collection Period or
Allocation   Day,   the   Distribution    Date
following such Collection Period or following the month in which such Allocation Day occurs.

          "Related   Documents"  shall   mean,
collectively,    the   Receivables    Purchase
Agreement and, with respect to any Series, any
applicable  Enhancement  Agreement   and   any
applicable certificate purchase agreement.

          "Relevant UCC State" shall mean each
jurisdiction  in  which the filing  of  a  UCC
financing  statement is necessary  to  perfect
the   security   interest   of   the   Trustee
established under the Agreement.

          "Removal   Date"  shall   have   the
meaning specified in Section 2.06(b) hereof.

          "Removal Notice Date" shall have the
meaning specified in Section 2.06(b) hereof.

          "Removed  Accounts" shall  have  the
meaning specified in Section 2.06(a) hereof.

          "Required  Exchangeable  Certificate
Amount" shall have the meaning specified in the related Series Supplement.

          "Required Pool Balance" shall  mean,
at  any time of determination, the sum of  the
Required   Series   Pool  Balances   for   all
outstanding Series at such time.

          "Required Series Pool Balance"  with
respect to any Series shall have the meaning specified in the related Supplement.

          "Requirements of Law" for any Person
shall  mean  the  certificate or  articles  of
incorporation    and    by-laws    or    other
organizational or governing documents of  such
Person,   and   any  law,  treaty,   rule   or
regulation, court order or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether
Federal, state or local (including usury laws, and the Federal Truth in Lending Act and the Equal Credit Opportunity Act).

          "Responsible Officer" shall mean any
Managing  Director, Principal, Vice President,
Assistant Vice President, Assistant Secretary,
Assistant  Treasurer, trust  officer  and  any
other   officer  of  the  Trustee  customarily
performing  functions  within  the   corporate
trust department and also, with respect  to  a
particular matter, any other officer  to  whom
such   matter  is  referred  because  of  such
officer's knowledge of and familiarity with that relevant subject.

          "Revolving Period" shall mean,  with
respect to any Series, the period specified as such in the related Supplement.

          "Seller" shall mean Gottschalks.

          "Series"  shall mean any  series  of
Certificates issued pursuant to a Supplement.

          "Series  Account"  shall  mean   any
deposit, trust, escrow, reserve or similar account maintained for the benefit of the Certificateholders of any Series or Class, as specified in any Supplement.

          "Series Allocation Percentage" shall
mean,  with  respect to any Series,  (a)  with
respect  to  all  collections on  Receivables,
prior  to  the  commencement  of  the  related
Controlled  Amortization Period  or  an  Early
Amortization Period, a fraction, expressed  as
a  percentage, the numerator of which  is  the
Adjusted  Invested Amount for such Series  and
the  denominator of which is the  sum  of  the
Adjusted  Invested Amounts for all outstanding
Series, in each case, measured as of the first
day  of  the  relevant Collection Period,  (b)
with respect to Finance Charge Collections and
Default  Amounts during the related Controlled
Amortization  Period or an Early  Amortization
Period,  the  percentage described  in  clause
(a),   and   (c)  with  respect  to  Principal
Collections  during  the  related   Controlled
Amortization  Period or an Early  Amortization
Period, a fraction, expressed as a percentage,
the  numerator of which the Adjusted  Invested
Amount for such Series and the denominator  of
which  is  the  sum  of the Adjusted  Invested
Amounts  for all outstanding Series,  in  each
case, measured as of the first day of the last
Collection  Period  to  commence  before   the
commencement  of  the Controlled  Amortization
Period or Early Amortization Period.

          "Series  Cut-Off Date"  shall  mean,
with respect to any Series, the date specified as such in the related Supplement.

          "Series  Issuance Date" shall  mean,
with respect to any Series, the date specified as such in the related Supplement.

          "Series  Pool Balance" with  respect
to a particular Series shall mean, as of any date of determination, the product of (a) the Pool Balance as of such date and (b) the related Series Allocation Percentage for such date.

          "Series Termination Date" shall mean
the Distribution Date specified in the related
Supplement  for  termination  of  the  related
Series.

          "Service  Transfer" shall  have  the
meaning specified in Section 10.01 hereof.

          "Servicer"   shall  initially   mean
Gottschalks, in its capacity as Servicer under
this   Agreement,   and  after   any   Service
Transfer, the Successor Servicer.

          "Servicer  Default" shall  have  the
meaning specified in Section 10.01 hereof and in any Series Supplement.

          "Servicer Default Certificate" shall
mean  an Officer's Certificate to be delivered
by the Servicer upon the occurrence of certain
Servicer  Defaults  identifying  the  specific
Servicer  Default(s), the Servicer's  strategy
for  curing  any  such  Servicer  Default  and
certifying that (i) the Servicer is working in
good  faith  to effect a cure of the  Servicer
Default  in question and (ii) to the  best  of
the  Servicer's knowledge as of  the  date  of
such   Officer's  Certificate,  the   Servicer
Default in question is curable within the time frame set forth in such Officer's Certificate.

          "Servicing  Fee"  shall   mean   the
aggregate   of  any  Monthly  Servicing   Fees
specified in the Supplements.

          "Servicing Officer" shall  mean  any
officer  of  the  Servicer  involved  in,   or
responsible   for,   the  administration   and
servicing   of  the  Receivables  whose   name
appears   on  a  list  of  servicing  officers
furnished to the Trustee by the Servicer, as such list may from time to time be amended.

          "Special Interest Receivables" shall
mean, with respect to an Account, Receivables arising under special promotional programs pursuant to which the accrual of finance charges with respect to such Receivables is waived, reduced or deferred.

          "Standard   &  Poor's"  shall   mean
Standard & Poor's Ratings Services or its successors.

          "Subordinated   Certificate"   shall
mean,   with   respect  to  any  Series,   the
Certificates specified as such in the  related
Supplement.

          "Successor Servicer" shall have  the
meaning specified in Section 10.02(a) hereof.

          "Supplement" and "Series Supplement"
shall  mean,  with respect to  any  Series,  a
Supplement  to  this Agreement,  executed  and
delivered  in  connection  with  the  original
issuance of the Investor Certificates of  such
Series  pursuant to Section 6.03  hereof,  and
all   amendments   thereof   and   supplements
thereto.

          "Supplemental Accounts" shall  mean,
as  of  the  applicable Supplemental  Addition
Date, each Charge Account designated by the Depositor pursuant to Section 2.08(b) or (c) hereof.

          "Supplemental Addition  Date"  shall
mean,   with  respect  to  a  Charge   Account
originated   by   the   Seller   during    the
continuance  of  a  Block  Period,  the  first
Business  Day  on  which  Receivables  arising
under   such   Charge  Account   are   to   be
transferred to the Trust as specified in the notice provided pursuant to Section 2.08(d)(i) hereof.

          "Tax   Opinion"  shall  mean,   with
respect  to any action, an Opinion of  Counsel
(which  shall  not  have  been  issued  by  an
employee  of the Depositor or Gottschalks)  to
the   effect  that,  for  Federal  income  tax
purposes,  (a) such action will not  adversely
affect  the  characterization as debt  of  the
Investor   Certificates  of  any   outstanding
Series or Class that were characterized as debt at the time of their issuance, (b) such action will not cause or constitute a taxable event with respect to any Certificateholders or the Trust, (c) in the case of Section
6.03(b) hereof, the Investor Certificates of the new Series will properly be characterized as debt and (d) such action will not cause the Trust to be treated as an association (or publicly traded partnership) taxable as a corporation.

          "Termination Date" shall mean,  with
respect to any Series, the termination date specified in the related Supplement.

          "Termination Notice" shall have  the
meaning specified in Section 10.01 hereof.

          "Termination  Proceeds"  shall  have
the meaning specified in Section 12.02(c) hereof.

          "Transfer Agent and Registrar" shall
have the meaning specified in Section 6.04(a) hereof.

          "Transfer  Date"  shall  mean,  with
respect to each Receivable, the Business Day after the Cut-Off Date and prior to the earlier of (i) the occurrence of a Liquidation
Event, and (ii) the Trust Termination Date, on which such Receivable was created (or, if such date of creation was not a Business Day, the next succeeding Business Day) and transferred to the Trust pursuant to Section 2.01 hereof.

          "Transfer   Deposit  Amount"   shall
mean,   with   respect   to   any   Receivable
reassigned or assigned to the Depositor or the Servicer, as applicable, pursuant to Section
2.04(c) or Section 3.03 hereof, the amounts specified in such Sections.

          "Trust"  shall mean the  Gottschalks
Credit  Card  Master  Trust  created  by  this
Agreement, the corpus of which shall consist of the Trust Assets.

          "Trust   Assets"  shall   have   the
meaning specified in Section 2.01 hereof.

          "Trust  Liquidation Proceeds"  shall
have the meaning specified in Section 9.02(c) hereof.

          "Trust Termination Date" shall  have
the meaning specified in Section 12.01 hereof.

          "Trustee"  shall mean Bankers  Trust
Company,  a New York banking corporation,  not
in  its  individual  capacity  but  solely  as
Trustee   hereunder,  or  its   successor   in
interest, or any successor trustee appointed as herein provided.

          "UCC"   shall   mean   the   Uniform
Commercial Code, as amended from time to time, as in effect in any specified jurisdiction.

          "Vice  President"  when  used   with
respect  to  the Depositor and Servicer  shall
mean   any  vice  president  whether  or   not
designated by a number or word or words added before or after the title "vice president".

          "Village   East"  shall   mean   the
Village  East  women's  apparel  division   of
Gottschalks.

          Section 1.02.  Other Definitional Provisions.

          (a)  All terms defined in this Agreement shall
have  the  defined meanings when used  in  any
certificate   or   other  document   made   or
delivered pursuant hereto unless otherwise defined therein.

(b)  As used in this Agreement and in any
certificate or other document made or
delivered pursuant hereto or thereto,
accounting terms not defined in this Agreement
or in any such certificate or other document,
and accounting terms partly defined in this
Agreement or in any such certificate or other
document to the extent not defined, shall have
the respective meanings given to them under
generally accepted accounting principles.  To
the extent that the definitions of accounting
terms in this Agreement or in any such
certificate or other document are inconsistent
with the meanings of such terms under
generally accepted accounting principles, the
definitions contained in this Agreement or in
any such certificate or other document shall
control.
(c)  Any reference to each Rating Agency shall
only apply to any specific rating agency if
such rating agency is then rating the Investor
Certificates of any outstanding Series.
(d)  Unless otherwise specified, references to
any amount as on deposit or outstanding on any
particular date shall mean such amount at the
close of business on such day.
(e)  The words "hereof", "herein" and
"hereunder" and words of similar import when
used in this Agreement shall refer to this
Agreement as a whole and not to any particular
provision of this Agreement; Article, Section,
Schedule and Exhibit references contained in
this Agreement are references to Articles,
Sections, Schedules and Exhibits in or to this
Agreement unless otherwise specified; and the
term "including" shall mean "including without
limitation".
(f)  The definitions contained in this
Agreement are applicable to the singular as
well as the plural forms of such terms and to
the masculine as well as to the feminine and
neuter genders of such terms.
          (g)  References herein to "Collections
received"   shall   be   deemed   to   include
Collections  received  and  processed  as   to
principal  and finance charges and  shall  not
include    unprocessed   Collections    (i.e.,
Collections which have been received but for which the Servicer in the ordinary course of its business has not yet identified in its computer records the principal and finance charge components).

                  ARTICLE II
           CONVEYANCE OF RECEIVABLES

          SECTION 2.01.  Conveyance of Receivables.  By
execution  of  this Agreement,  the  Depositor
does  hereby sell, transfer, assign, set  over
and otherwise convey, without recourse (except
as expressly provided herein), to the Trustee,
on behalf of the Trust, for the benefit of the
Beneficiaries,  (a) all of Depositor's  right,
title  and  interest  in,  to  and  under  the
Receivables existing at the close of  business
on  the Cut-Off Date, and all monies due or to
become  due  and  all  amounts  received  with
respect   thereto  and  all  proceeds  thereof
(including  "proceeds", as defined in  Section
9306  of the UCC as in effect in the State  of
California and Section 9-306 of the UCC as  in
effect   in   the  State  of  New  York,   and
Recoveries)  and  (b) all of  the  Depositor's
rights, remedies, powers and privileges  under
the  Receivables  Purchase Agreement.   As  of
each  Transfer Date, the Depositor does hereby
sell, transfer, assign, set over and otherwise
convey,  without recourse (except as expressly
provided herein), to the Trustee, on behalf of
the    Trust,   for   the   benefit   of   the
Beneficiaries,  all of the Depositor's  right,
title  and  interest  in,  to  and  under  the
Receivables (other than Receivables  that  are
(i)  charged  off as of the date of  transfer,
(ii)   repurchased  by  the  Depositor,  (iii)
generated  during  a Block Period  in  Blocked
Accounts, (iv) generated in a Removed  Account
from and after the applicable Removal Date, as
provided  in  Section 2.06(c) hereof  or  (iv)
arising  under  charge  accounts  acquired  by
Gottschalks in connection with the acquisition
of   new   stores  or  another  retailer,   or
originated  by  Gottschalks  at  such   stores
(unless   included  in  the   Trust   at   the
Depositor's option)) owned by the Depositor at
the  close  of business on such Transfer  Date
and  not  theretofore conveyed to the Trustee,
on behalf of the Trust, for the benefit of the
Beneficiaries, all monies due or to become due
and  all amounts received with respect thereto
and    all    proceeds   thereof    (including
proceeds, as defined in Section 9306 of  the
UCC  as  in effect in the State of California,
and Recoveries).  Such property, together with
all   monies  on  deposit  in,  and   Eligible
Investments   credited  to,   the   Collection
Account   or  any  Series  Account   and   any
Enhancements including such monies as are from
time   to  time  available  thereunder   shall
collectively  constitute  the  assets  of  the
Trust  (the  'Trust Assets').   The  foregoing
sale,   transfer,  assignment,  set-over   and
conveyance    and   any   subsequent    sales,
transfers,    assignments,    set-overs    and
conveyances  do not constitute,  and  are  not
intended  to  result in, the  creation  or  an
assumption  by the Trust, the Trustee  or  any
Beneficiary of any obligation of the Servicer,
the  Seller, the Depositor or any other Person
in   connection   with   the   Accounts,   the
Receivables,   or  under  any   agreement   or
instrument  relating  thereto,  including  any
obligation  to  any Obligors.   The  foregoing
sale,   transfer,  assignment,  set-over   and
conveyance to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such sale, transfer, assignment, set-over and conveyance shall be construed accordingly.

          In   connection  with   such   sale,
transfer, assignment, set-over and conveyance,
the  Depositor agrees to record and  file,  at
its own expense, a financing statement on form
UCC-1   (and   continuation  statements   when
applicable)  with respect to  the  Receivables
now  existing  and hereafter created  for  the
sale of "accounts" (in each case as defined in
Section  9106 of the UCC as in effect  in  any
state  where  the Depositor's or the  Seller's
chief  executive offices or books and  records
relating  to the Receivables are located)  and
with respect to all other Trust Assets meeting
the  requirements of applicable state  law  in
such manner and in such other jurisdictions as
are  necessary  to perfect, and  maintain  the
perfection of, the sale and assignment of  the
Receivables  to the Trust, and  to  deliver  a
file-stamped  copy  of  each  such   financing
statement or other evidence of such filing to the Trustee on or prior to the first Closing
Date, and in the case of any continuation statements filed pursuant to this Section
2.01, as soon as practicable after receipt thereof by the Depositor.

          The Depositor further agrees, at its
own  expense, (a) on or prior to the  date  on
which  each Charge Account becomes an Account,
to   cause  the  Seller  to  indicate  in  its
computer  files as required by the Receivables
Purchase   Agreement,  that  the   Receivables
created  in connection with such Account  have
been  sold to the Depositor in accordance with
the Receivables Purchase Agreement and sold to
the  Trust pursuant to this Agreement and  (b)
no  less frequently than weekly, to deliver to
the  Trustee (or cause the Seller to do so)  a
computer  file or microfiche or  written  list
containing  a true and complete  list  of  all
Accounts specifying for each Account, (i)  its
account  number (ii) the aggregate  amount  of
Receivables  outstanding in such Account,  and
(iii)   the   aggregate  amount  of  Principal
Receivables  in  such  Account.   Such   file,
microfiche or list, as supplemented from time to time, shall be marked as Schedule I to this Agreement and is hereby incorporated into and made a part of this Agreement. The Trustee shall be under no obligation whatsoever to verify the accuracy or completeness of the information contained on Schedule I from time to time.

          It is the intention of the Depositor
and  the  Servicer that the arrangements  with
respect to the Receivables shall constitute  a
purchase and sale of such Receivables and  not
a  loan.  In the event, however, that a  court
of  competent jurisdiction were to  hold  that
the transactions evidenced hereby constitute a
loan  and not a purchase and sale, it  is  the
intention  of  the  parties hereto  that  this
Agreement   shall   constitute   a    security
agreement  under  applicable  law.   In   this
regard,  Depositor hereby grants and transfers
to  the  Trustee  a  first  priority  security
interest  in  all  of  the Depositor's  right,
title  and interest in, to and under  (i)  the
Receivables now existing and hereafter created
and  arising in connection with the  Accounts,
all  monies due or to become due with  respect
thereto   (including   all   Finance    Charge
Receivables)   and   all   proceeds    thereof
(including  proceeds as defined  in  Section
9306  of the UCC as in effect in the State  of
California and Section 9-306 of the UCC as  in
effect  in  the  State of New York)  (ii)  the
Receivables  Purchase  Agreement,  (iii)   any
other Trust Assets and (iv) Recoveries, to secure a loan in an amount equal to the unpaid principal amount of the Investor Certificates and Subordinated Certificates issued hereunder or to be issued pursuant to this Agreement and the interest accrued thereon (as applicable) at the related Certificate Rate.

          Section 2.02.  Acceptance by Trustee.

          (a)  The Trustee hereby acknowledges its
acceptance,  on behalf of the  Trust,  of  all
right,  title and interest previously held  by
the  Depositor  in  and to the  property,  now
existing  and hereafter created,  conveyed  to
the  Trust pursuant to Section 2.01 hereof and
declares  that it shall maintain  such  right,
title and interest, upon the trust herein  set
forth,  for  the benefit of the Beneficiaries.
The  Trustee further acknowledges that,  prior
to  or  simultaneously with the execution  and
delivery  of  this  Agreement,  the  Depositor
delivered to the Trustee the computer file  or
microfiche  or  written list relating  to  the
Accounts   existing  on   the   Cut-Off   Date
described in Section 2.01 hereof.

(b)  The Trustee shall have no power to
create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.
(c) The Trustee hereby agrees not to disclose to any Person any of the account numbers or other information contained in the computer files or microfiche or written lists delivered to the Trustee or the bailee of the Trustee by the Depositor pursuant to this Agreement
("Account Information") except as is required in connection with the performance of its duties hereunder or in enforcing the rights of the Certificateholders or to a Successor
Servicer appointed pursuant to Section 10.02, any successor trustee appointed pursuant to
Section 11.08, any co-trustee or separate trustee appointed pursuant to Section 11.10 or any other Person in connection with a UCC search or as mandated pursuant to any Requirement of Law applicable to the Trustee.
The Trustee agrees to take such measures as shall be reasonably requested by the Depositor to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow the
Depositor to inspect the Trustee's or the bailee of the Trustee's security and confidentiality arrangements from time to time during normal business hours. In the event that the Trustee is required by law to disclose any Account Information, the Trustee shall use its best efforts to provide the Depositor with written notice no later than five days prior to any disclosure pursuant to this subsection 2.02(c), unless such notice is prohibited by law, of any such request or requirement so that the Depositor may request a protective order or other appropriate remedy.
          Section 2.03.  Representations and Warranties
of the Depositor Relating to the Depositor and this Agreement.

          (a)  The Depositor hereby represents and
warrants to the Trust and to the Trustee as of each Closing Date that:

               (i)  Organization and Good Standing.  The
Depositor is a corporation duly organized  and
validly  existing and in good  standing  under
the  law of the State of Delaware and has full
corporate power, authority and legal right  to
own its properties and conduct its business as
such  properties are presently owned and  such
business  is  presently  conducted,   and   to
execute,  deliver and perform its  obligations
under this Agreement, each Supplement, and the
Related Documents to which it is a party,  and
to   authorize  the  Trustee  to  execute  and
deliver  the  Certificates on  behalf  of  the
Depositor.   The  Depositor's  legal  name  is
Gottschalks Credit Receivables Corporation, and it has no tradenames, fictitious names, assumed names or doing business as names.
The Depositor has no subsidiaries.

(ii) Due Qualification.  The Depositor is duly
qualified to do business and is in good
standing as a foreign corporation (or is
exempt from such requirement) and has obtained
all necessary licenses and approvals in each
jurisdiction in which the conduct of its
business requires such qualification except
where the failure to so qualify or be in good
standing or obtain licenses or approvals would
not have a material adverse effect on its
ability to perform its obligations hereunder.
(iii)     Due Authorization.  The execution
and delivery by the Depositor of this
Agreement, each Supplement, each Certificate
and the Related Documents to which it is a
party, and the authentication and delivery by
the Trustee of the Certificates on behalf of
the Depositor, and the consummation of the
transactions provided for or contemplated by
this Agreement, each Supplement and the
Related Documents to which the Depositor is a
party, have been duly authorized by the
Depositor by all necessary corporate action on
the part of the Depositor.
(iv) No Conflict.  The execution and delivery
by the Depositor of this Agreement, each
Supplement, the Related Documents to which it
is a party and the Certificates, the
performance by the Depositor of the
transactions contemplated by this Agreement,
each Supplement and the Related Documents to
which it is a party and the fulfillment of the
terms hereof and thereof applicable to the
Depositor, will not conflict with, result in
any breach of any of the terms and provisions
of or constitute (with or without notice or
lapse of time or both) a default under, any
indenture contract, agreement, mortgage, deed
of trust, or other instrument to which the
Depositor is a party or by which it or its
properties are bound.
(v)  No Violation.  The execution and delivery
by the Depositor of this Agreement, each
Supplement, the Related Documents to which it
is a party and the Certificates, the
performance by the Depositor of the
transactions contemplated by this Agreement,
each Supplement and the Related Documents to
which it is a party and the fulfillment of the
terms hereof and thereof applicable to the
Depositor, will not conflict with or violate
any Requirements of Law applicable to the
Depositor or give rise to an adverse claim
upon the Depositor or the Receivables.
(vi) No Proceedings.  There are no proceedings
or investigations pending or, to the best
knowledge of the Depositor, threatened against
the Depositor before any Governmental
Authority (i) asserting the invalidity of this
Agreement, any Supplement, any of the Related
Documents or the Certificates, (ii) seeking to
prevent the issuance of the Certificates or
the consummation of any of the transactions
contemplated by this Agreement, any
Supplement, any of the Related Documents or
the Certificates, (iii) seeking any
determination or ruling that, in the
reasonable judgment of the Depositor, would
materially and adversely affect the
performance by the Depositor of its
obligations under this Agreement, any
Supplement or the Related Documents to which
it is a party, (iv) seeking any determination
or ruling that would affect the validity or
enforceability of this Agreement, any
Supplement, any of the Related Documents or
the Certificates or (v) seeking to affect
adversely the income or franchise tax
attributes of the Trust and of the Investor
Certificates under Federal or state income or
franchise tax systems.  There is no
injunction, writ, restraining order or other
order of any nature that adversely affects the
Depositor's performance of this Agreement or
the transaction contemplated hereby.
(vii)     All Consents Required.  All
appraisals, authorizations, consents, orders,
approvals or other actions of any Person or of
any governmental body or official required in
connection with the execution and delivery by
the Depositor of this Agreement, each
Supplement, each Certificate and the Related
Documents to which it is a party, the
execution and delivery by the Trustee of the
Certificates on behalf of the Depositor, the
performance by the Depositor of the
transactions contemplated by this Agreement,
each Supplement and the Related Documents to
which it is a party, and the fulfillment by
the Depositor of the terms hereof and thereof,
have been obtained.
(viii)    Enforceability.  This Agreement,
each Supplement, each Certificate and the
Related Documents to which it is a party have
been duly executed and delivered, and each
constitutes a legal, valid and binding
obligation of the Depositor, enforceable
against the Depositor in accordance with its
terms, except as such enforceability may be
limited by applicable bankruptcy, insolvency,
reorganization, moratorium or other similar
laws now or hereafter in effect affecting the
enforcement of creditors' rights generally and
except as such enforceability may be limited
by general principles of equity (whether
considered in a suit at law or in equity) and
the availability of equitable remedies.
(ix) Solvency.  The Depositor is not insolvent
and will not become insolvent after giving
effect to the transactions contemplated
hereby; the Depositor is paying its debts as
they become due; the Depositor, after giving
effect to the transactions contemplated
hereby, will have adequate capital to conduct
its business.
(x)  Record of Accounts.  Schedule I to this
Agreement (as in effect on the date in
question) is an accurate and complete listing
in all material respects of all the Accounts,
and the information contained therein with
respect to the identity and eligibility of
such Accounts and the Receivables existing
thereunder is true and correct in all material
respects.
(xi) Place of Business.  The principal place
of business of the Depositor is in Fresno,
California, and the offices where the
Depositor keeps its records concerning the
Receivables and related contracts are in
Fresno, California and there have been no
other such locations during the prior four
months; provided that in the event that the
Depositor shall have changed its place of
business in accordance with Section 13.02(c)
hereof, all references herein to Fresno,
California shall thereafter be to such new
place of business.
(xii)     Use of Proceeds.  No proceeds of the
issuance of any Certificate will be used by
the Depositor to purchase or carry any margin
security.
(xiii)    Not an Investment Company.  The
Depositor is not an "investment company" or
"controlled" by an "investment company" within
the meaning of the Investment Company Act of
1940, as amended, or is exempt from all
provisions thereof.
(xiv)     Compliance.  All applicable laws,
rules, regulations and orders with respect to
the Depositor, its business and properties and
purchased assets have been complied with.  All
applicable permits, certifications, etc., have
been maintained.  The Depositor has filed all
required tax returns on a timely basis.
(xv) Limited Purpose.  The Depositor engages
in no activities other than those pursuant to
this Agreement and the transactions
contemplated hereby.
(xvi)     Sale Treatment.  The Depositor will
treat (i) its investment in the Receivables
pursuant to the Receivables Purchase Agreement
and (ii) the Trust's investment in the
Receivables pursuant to this Agreement as a
purchase of Receivables, rather than a loan,
for financial reporting purposes.
          The  representations and  warranties
set  forth in this Section 2.03 shall  survive
the transfer and assignment of the Receivables
to   the   Trust  and  the  issuance  of   the
Certificates.    Upon   discovery    by    the
Depositor,  the Servicer or upon a Responsible
Officer of the Trustee having actual knowledge
of   a   breach   of  any  of  the   foregoing
representations  and  warranties,  the   party
discovering such breach shall give prompt written notice thereof to the other parties and to any Enhancement Providers.

          (b)   In  the event that any of  the
representations and warranties  set  forth  in
subsections (viii), (ix), (xii) and (xiii)  of
this Section 2.03 have been breached, and such
breach  has a material adverse effect  on  the
value  of the Receivables or the interests  of
the  Certificateholders, then either  (i)  the
Trustee, if a Responsible Officer thereof  has
actual  knowledge of such a  breach,  or  (ii)
Certificateholders evidencing not less than  a
majority  in aggregate unpaid Invested  Amount
of   all  outstanding  Certificates  of   each
Series, by notice then given in writing to the Depositor (and to the Trustee, any Enhancement
Providers and the Servicer), may direct the Depositor to purchase the Investors' Interest not already owned thereby on a Distribution
Date within sixty (60) days of such notice (or such longer period as may be specified in such notice), and the Depositor shall be obligated to make such purchase on a Distribution Date within such 60-day period on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, by the end of such 60-day period (or such longer period as may be approved by the Trustee), such breach shall have been remedied in all material respects, and any material adverse effect on the Investors' Interest and/or the Depositor Interest, as applicable, caused thereby shall have been cured.

          In  the  event the Depositor  is  so
directed, the Depositor shall deposit  in  the
Collection  Account  in immediately  available
funds  on  the  Business  Day  preceding  such
Distribution   Date,  in  payment   for   such
purchase,  an amount equal to the sum  of  the
amounts  specified therefor  with  respect  to
each outstanding Series, as applicable, in the
related  Supplement.  Notwithstanding anything
to   the  contrary  in  this  Agreement,  such
amounts   shall   be   distributed   to    the
Certificateholders  as  applicable,  on   such
Distribution  Date in accordance with  Article
IV  hereof  and the terms of each  Supplement.
If  the Trustee or the Certificateholders give
notice directing the Depositor to purchase the
Investors'   Interest  and/or  the   Depositor
Interest as provided above, the obligation of the Depositor to effect such purchase pursuant to this Section 2.03(b) shall constitute the sole remedy respecting all events of the type specified in this Section 2.03(b) available to the Certificateholders and/or the Holder of the Exchangeable Certificate (or the Trustee on behalf of such Certificateholders).

          Section 2.04.  Representations and Warranties
of  the Depositor Relating to the Receivables;
Reassignment.

          (a)  Representations and Warranties.  The
Depositor hereby represents and warrants to the Trust and to the Trustee as of each Transfer Date that:

               (i)  Each Receivable conveyed hereunder has
been conveyed to the Trust free and clear of any Lien, except for Liens permitted under
Section  2.05(a)  hereof, and  the  Trust  has
received good title to each such Receivable.

(ii) All appraisals, authorizations, consents,
orders, approvals or other actions of any
Person or of any governmental body or official
required in connection with the conveyance of
each Receivable hereunder to the Trust have
been duly obtained and are in full force and
effect.
(iii)     This Agreement constitutes either
(A) a valid transfer, assignment, set-over and
conveyance to the Trust of all right, title
and interest of the Depositor in, to and under
(i) the Receivables now existing and hereafter
created and arising in connection with the
Accounts, all monies due or to become due with
respect thereto (including all Finance Charge
Receivables), all proceeds of such
Receivables, (ii) the Receivables Purchase
Agreement, and (iii) Miscellaneous Payments
thereon, and such Receivables and all proceeds
thereof will be held by the Trust free and
clear of any Lien of any Person claiming
through or under the Depositor or any of its
Affiliates except for Permitted Liens or (B) a
grant of a security interest (as defined in
the UCC as in effect in California and New
York) in, to and under (i) the Receivables now
existing and hereafter created and arising in
connection with the Accounts, all monies due
or to become due with respect thereto
(including all Finance Charge Receivables),
and all proceeds of such Receivables, (ii) the
Receivables Purchase Agreement, and (iii)
Miscellaneous Payments thereon, which grant is
enforceable with respect to the existing
Receivables and any Receivables arising
hereafter and the proceeds thereof upon
execution and delivery of this Agreement, and
which will be enforceable with respect to such
Receivables hereafter created and the proceeds
thereof, upon such creation.  If this
Agreement constitutes the grant of a security
interest to the Trust in such property, upon
the filing of the financing statement
described in Section 2.01 and in the case of
the Receivables hereafter created and proceeds
thereof, upon such creation, the Trust shall
have a first priority perfected security
interest in such property (subject to Section
9306 of the UCC as in effect in the State of
California), except for Permitted Liens.
          (iv)  the  Depositor  has  taken  no
action  to cause any Receivable sold hereunder
to  be  anything  other than an  "account"  or
"general  intangible"  (each  as  defined   in
Section  9106  of  the UCC  as  in  effect  in
California and Section 9-106 of the UCC as in effect in New York). The Depositor has taken no action to evidence any Receivable sold hereunder by any "instrument" or "chattel paper" (as defined in Section 9105 of the UCC as in effect in California and Section 9-105 of the UCC as in effect in New York).

          (b)  Notice of Breach.  The representations
and  warranties set forth in this Section 2.04
shall  survive the transfer and assignment  of
the  Receivables to the Trust and the issuance
of  the  Certificates.  Upon discovery by  the
Depositor,  the Servicer or upon a Responsible
Officer of the Trustee having actual knowledge
of  a breach of any of the representations and
warranties set forth in this Section 2.04, the
party  discovering  such  breach  shall   give
prompt  written notice thereof  to  the  other
parties and to any Enhancement Providers.  The
Trustee   shall   provide,   promptly    after
receiving notice thereof, written notice to the Rating Agencies of any such breach.

(c)  Reassignment.  In the event any
representation or warranty under subsection
(a) of this Section 2.04 is not true and
correct as of the date specified therein with
respect to any Receivable or Account, and such
breach has a material adverse effect on the
Investors' Interest or the Depositor Interest
in any such Receivable or Account, then,
within thirty (30) days (or such longer period
as may be approved by the Trustee) of the
earlier to occur of (i) the discovery of any
such event by the Depositor or the Servicer,
or (ii) receipt by the Depositor or the
Servicer of written notice of any such event
given by the Trustee or any Enhancement
Provider, the Depositor shall accept a
reassignment of such Receivable or, in the
case of such an untrue representation or
warranty with respect to an Account, all
Receivables in such Account, on the
Determination Date immediately succeeding the
day of such discovery or notice (or such other
Determination Date as may be agreed to by the
Trustee) on the terms and conditions set forth
in the next succeeding paragraph; provided,
however, that no such reassignment shall be
required to be made with respect to such
Receivable if, by the end of such 30-day
period (or such longer period as may be agreed
to by the Trustee), the breached
representation or warranty shall then be true
and correct in all material respects and any
material adverse effect caused thereby shall
have been cured.
          The   Depositor   shall   accept   a
reassignment   of  each  such  Receivable   by
directing  the Servicer to deduct, subject  to
the   next  sentence,  the  portion  of   such
reassigned  Receivable  that  is  a  Principal
Receivable from the Pool Balance on  or  prior
to  the end of the Collection Period in  which
such  reassignment  obligation  arises.    If,
following  such  deduction, the  Pool  Balance
would  be less than the Required Pool  Balance
then, unless a Liquidation Event has occurred,
not later than 12:00 noon (New York City time)
on  the day on which such reassignment occurs,
the  Depositor shall deposit in the Collection
Account  in  immediately available  funds  the
amount  (the  Transfer  Deposit  Amount)  by
which the Pool Balance would be less than  the
Required  Pool  Balance (up to  the  principal
amount of such Receivables); provided, that if
the  Transfer Deposit Amount is not  deposited
as   required  by  this  sentence   then   the
Principal  Receivables shall only be  deducted
from  the Pool Balance to the extent that  the
Pool Balance is not reduced below the Required
Pool  Balance  and  the Principal  Receivables
which  have not been so deducted shall not  be
reassigned  to the Depositor and shall  remain
part  of  the  Trust.   Any  Transfer  Deposit
Amount  deposited  in the  Collection  Account
shall  be  considered Collections of Principal
Receivables and shall be applied in accordance
with  Article IV hereof and the terms of  each
Supplement.    Upon   reassignment   of   such
Receivable,  but  only after  payment  by  the
Depositor  of the Transfer Deposit Amount,  if
any, the Trust shall automatically and without
further  action  be deemed to sell,  transfer,
assign, set-over and otherwise convey  to  the
Depositor, without recourse, representation or
warranty, all the right, title and interest of
the  Trust in and to such Receivable  and  all
moneys  due  or  to  become due  with  respect
thereto and all proceeds thereof.  The Trustee
shall  execute such documents and  instruments
of  transfer or assignment and take such other
actions  as  shall reasonably be requested  by
the Depositor to effect the conveyance of such
Receivables  pursuant to  this  Section  2.04.
The  obligation of the Depositor to  accept  a
reassignment of any such Receivable and to pay
any  related  Transfer  Deposit  Amount  shall
constitute  the  sole  remedy  respecting  the
event giving rise to such obligation available
to   Certificateholders  (or  the  Trustee  on
behalf of the Certificateholders).

          Section 2.05.  Covenants of the Depositor.
The Depositor hereby covenants that:

          (a)  No Liens.  Except for (i) the conveyances
hereunder  or  (ii) as provided in  subsection
(c)  of  Section  6.03 hereof,  the  Depositor
shall not sell, pledge, assign or transfer  to
any  other  Person, or grant,  create,  incur,
assume  or  suffer to exist any Lien  on,  any
Receivable, whether now existing or  hereafter
created,  or  any  interest  therein,  or  the
Depositor's   rights,  remedies,   powers   or
privileges  with  respect to  the  Receivables
under  the Receivables Purchase Agreement,  or
the  Exchangeable Certificate or the Depositor
Interest,  and the Depositor shall defend  the
right, title and interest of the Trust in,  to
and   under   the  Receivables,  whether   now
existing   or  hereafter  created,  and   such
rights,   remedies,  powers  and   privileges,
against all claims of third parties claiming through or under the Depositor; provided, however, that nothing in this Section 2.05(a) shall prevent or be deemed to prohibit the Depositor from suffering to exist upon any of the Receivables any Permitted Lien.

(b)  Account Allocations.  In the event that
the Depositor is unable for any reason to transfer Receivables to the Trust when required in accordance with the terms of this Agreement, then the Depositor agrees that it shall allocate, after the occurrence of such event, payments on each affected Account with respect to the principal balance of such Account first to the oldest principal balance of such Account and to have such payments applied as Collections in accordance with the terms of this Agreement. The parties hereto agree that Finance Charge Receivables, whenever created, accrued in respect of Principal Receivables which have been conveyed to the Trust shall continue to be a part of the Trust notwithstanding any cessation of the transfer of additional Principal Receivables to the Trust and Collections with respect thereto shall continue to be allocated and paid in accordance with the terms of this Agreement.
(c)  Delivery of Collections.  In the event
that the Depositor or the Seller receives payments in respect of Receivables, the Depositor agrees to turn over or cause to be turned over to the Servicer all payments received thereby in respect of the Receivables as soon as practicable after receipt thereof, but in no event later than two (2) Business
Days after the receipt by the Depositor or the Seller.
(d)  Notice of Liens.  The Depositor shall
notify the Trustee promptly after becoming aware of any Lien on any Receivable other than Permitted Liens.
(e)  Compliance With Law.  The Depositor
hereby agrees to comply with all Requirements of Law applicable to the Depositor in connection with the performance of its obligations hereunder, the failure to comply with which would have a materially adverse effect on the interests of the Beneficiaries.
(f)  Activities of the Depositor.  The
Depositor will not engage in any business or activity of any kind or enter into any transaction other than:
               (i)  the businesses, activities and
transactions contemplated and authorized by its Certificate of Incorporation and by-laws, this Agreement or the Related Documents;

(ii) acquiring, selling, financing, holding,
assigning, pledging and otherwise dealing with
wholesale and retail receivables arising out
of the sale of consumer products and related
activities and transactions;
(iii)     transferring such receivables to
trusts pursuant to a pooling and servicing
agreement or similar agreement or arrangement;
(iv) authorizing, selling and delivering any
class of certificates or other securities of
any such trust; and
(v)  engaging in any activity and exercising
any powers permitted to corporations under the
laws of the State of Delaware that are related
or incidental to the foregoing and necessary,
convenient or advisable to accomplish the
foregoing (such businesses, activities and
transactions, collectively, "Permitted
Transactions").
          (g)  Indebtedness.  Except for the issuance of
any  Series hereunder pursuant to Section 6.03
hereof,  the Depositor will not create,  incur
or   assume   any  indebtedness  (other   than
ordinary   operating  expenses   incurred   in
connection with the operation of its  business
as   permitted   hereunder)   or   issue   any
securities or sell or transfer any receivables to a trust or other Person which issues securities in respect of any such receivables, unless the Consent of Certificateholders shall have been obtained.

(h)  Guarantees.  Except as provided in its
Certificate of Incorporation and by-laws, the Depositor will not become or remain liable, directly or contingently, in connection with any indebtedness or other liability of any other Person, whether by guarantee, endorsement (other than endorsements of negotiable instruments for deposit or collection in the ordinary course of business), agreement to purchase, agreement to supply or advance funds, or otherwise, except in connection with Permitted Transactions.
(i)  Investments.  Except as provided in its
Certificate of Incorporation or by-laws, or the Receivables Purchase Agreement, the
Depositor will not make or suffer to exist any loans or advances to, or extend any credit to, or make any investments (by way of transfer of property, contributions to capital, purchase of stock or securities or evidences of indebtedness, acquisition of the business or assets, or otherwise) in, any Affiliate provided, however, that the Depositor shall not be prohibited under this Section 2.05(i) from declaring or paying any dividends in respect of its common stock or repurchasing
Receivables pursuant to Section 2.04(a).
(j)  Stock; Merger.  The Depositor will not
(i) sell any shares of any class of its
capital stock to any Person (other than the Seller) or enter into any transaction of merger or consolidation unless (A) the surviving Person of such merger or consolidation assumes all of the Depositor's obligations under this Agreement, each
Supplement, the Related Documents and the Certificates, (B) the Depositor shall have received the Consent of Certificateholders with respect to such transaction, which Consent shall not be unreasonably withheld, and the Rating Agency Condition shall have been satisfied and (C) such merger or consolidation does not conflict with any provisions of the certificate of incorporation of the Depositor, or (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution), or (iii) acquire or be acquired by any Person (other than as permitted pursuant to clause (i) above), or
(iv) otherwise make (or suffer) any material change in the organization of or method of conducting its business.
(k)  Agreements.  The Depositor will not
become a party to, or permit any of its
properties to be bound by, any indenture, mortgage, instrument, contract, agreement, lease or other undertaking, except this Agreement, the Related Documents and any document relating to a Permitted Transaction, or cancel, terminate, amend, supplement, modify or waive any of the provisions of the Receivables Purchase Agreement or any of the other Related Documents or request, consent or agree to or suffer to exist or permit any such cancellation, termination, amendment, supplement, modification or waiver.
(l)  Separate Business.  Other than with
respect to In-Store Payments, the Depositor will not permit its assets to be commingled with those of the Seller, and the Depositor shall maintain separate corporate records and books of account from those of the Seller, shall observe all corporate formalities, and will not amend or modify its certificate of incorporation unless the Rating Agency
Condition shall have been satisfied.  The
Depositor will conduct its business and all business correspondence solely in its own name and will cause the Seller to conduct its business solely in its own name so as not to mislead others as to the identity of the entity with which those others are concerned.
The Depositor will provide for its own
operating expenses and liabilities from its own funds, except that the initial expenses of the Depositor may be paid by the Seller. The
Depositor will not hold itself out, or permit itself to be held out, as having agreed to pay, or as being liable for, the debts of the Seller. The Depositor will cause the Seller not to hold itself out, or permit itself to be held out, as having agreed to pay, or as being liable for, the debts of the Depositor. The
Depositor will be operated such that it would not be substantively consolidated in the bankruptcy estate of the Seller and its separate existence disregarded in the event of the Seller's bankruptcy. The financial statements of the Seller will reflect the separate corporate existence of the Depositor.
The Depositor will maintain two independent directors as provided in its Certificate of Incorporation.
(m)  Performance of Obligations.  The
Depositor punctually will perform and observe all of its obligations and agreements contained in the Receivables Purchase
Agreement. If any officer of the Depositor has knowledge of the occurrence of a breach or default by the Seller or the Depositor under the Receivables Purchase Agreement, the
Depositor promptly will notify the Trustee of such breach or default, and the Trustee will provide copies of such notice to the Rating
Agencies. Any such notice will specify the action, if any, the Depositor is taking in respect of such breach or default. Without the Trustee's prior consent, the Depositor may not waive any material breach or default under, or amend, the Receivables Purchase
Agreement.
(n) Servicer Default. If any officer of the Depositor has knowledge of a Servicer Default, the Depositor promptly will notify the Trustee in writing of such Servicer Default, and the Trustee shall provide copies of such notice to the Rating Agencies.
          Section 2.06.  Removal of Accounts.

          (a)  On each Determination Date on which the
Excess  Balance  Test has been satisfied,  the
Depositor shall have the right to remove  from
the  Trust all of the Trust's right, title and
interest in, to and under the Receivables then
existing  and thereafter created,  all  monies
due,   or  to  become  due,  and  all  amounts
received with respect thereto and all proceeds thereof in or with respect to those Accounts randomly designated by the Depositor (the
"Removed Accounts") in an aggregate amount not greater than the amount by which the related
Series Pool Balance exceeds 105% of the sum of the related Required Series Pool Balance and the Required Exchangeable Certificate Amount.

(b)  Such removal of Removed Accounts shall
not be effective unless the following are
satisfied prior to the proposed effective date
of such removal (the "Removal Date"):
               (i)  on or before the twentieth (20th)
Business  Day prior to the Removal  Date  (the
"Removal  Notice  Date"), the Depositor  shall
give the Certificateholders, the Trustee, each
Rating  Agency and the Servicer written notice
of  the  proposed action, which shall  specify
for  each  Removed Account,  (i)  its  account
number,   (ii)   the   aggregate   amount   of
Receivables   outstanding  in   such   Removed
Account on the Removal Notice Date, and (iii) the aggregate amount of Principal Receivables in such Removed Account on the Removal Notice
Date;

(ii) the Depositor shall have delivered to the Trustee an Officer's Certificate substantially in the form of Exhibit G hereto; and the Trustee may conclusively rely on such certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying; and
(iii)     the Rating Agency Condition shall
have been satisfied.
          (c)  Upon satisfaction of the conditions set
forth in subsections 2.06(a) and (b), the Trustee shall execute and deliver a written reassignment substantially in the form of Exhibit E hereto (the "Reassignment") to the
Depositor, the Depositor's Interest will be reduced by an amount equal to the Purchase
Price,  and  the Receivables from the  Removed
Accounts shall no longer constitute a part of the Trust as of the related Removal Date.

(d)  Notwithstanding the foregoing, upon the
effective date of any rules promulgated by FASB that would preclude sale accounting treatment for the conveyance of the Receivables for FASB 125 purposes because of the existence or continued effectiveness of the removal provisions of this Section 2.06, then the Depositor shall no longer have the right to so remove accounts and the provisions of this Section 2.06 shall no longer be in effect.
          Section 2.07.  Discount Option.

          (a)  The Depositor may, at any time, upon
thirty (30) days' prior written notice to  the
Servicer, the Trustee and each Rating  Agency,
designate  a fixed percentage, not  to  exceed
10%,  of  the amount of Collections in respect
of Special Interest Receivables arising in the
Accounts  on  and  after  the  date  of   such
designation that otherwise would be treated as
Principal Collections to be treated as Finance
Charge  Collections.   Such  designation  will
become effective on the date specified therein only if the Depositor shall have delivered to the Trustee an Officer's Certificate, dated the date of such designation, to the effect that the Depositor reasonably believes that such designation will not result in an Early
Amortization Event or have a material adverse effect on the Certificateholders.

(b)  The Depositor may, at any time, upon
thirty (30) days prior written notice to the Servicer, the Trustee and each Rating Agency, designate a percentage (the "Discount Rate") to be subtracted from the price at which Receivables are conveyed to the Trust after a specified date; provided that in the event that the Discount Rate exceeds 2.5%, the Rating Agency Condition shall have been satisfied; provided, further, that in the event the Discount Rate exceeds 3.0%, the Consent of Certificateholders shall also have been obtained. The Depositor may give any number of such written notifications during the life of the Trust but only one such notification with respect to any Collection
Period. Such notification shall be given prior to the first day of such Collection
Period, and shall be effective as of the first day of such Collection Period.
(c)  In addition to any Discount Rate which
may be designated pursuant to subsection (b) above, the following shall apply: (i) the Discount Rate shall be 1.0% with respect to Receivables conveyed to the Trust on the initial Closing Date and thereafter until such time as the Depositor shall notify the Trustee in writing of a new Discount Rate, in accordance with the terms of this Section
2.07, and (ii) during July and November of each year, the Discount Rate may, at the Depositor's option, increase an additional
1.5% to take into account the effects of reductions in the Pool Balance resulting from the Seller's "Secret Sales" promotional campaigns, unless and until the Servicer shall have given written notice to each of the Trustee, the Depositor and the Rating Agencies that the Seller has discontinued its "Secret
Sales" promotional campaigns and (iii) Special
Interest Receivables conveyed to the Trust shall be conveyed at a Discount Rate not to exceed 10%. The Depositor hereby confirms that no "Secret Sales" campaign or similar promotional campaign shall have an adverse effect on the Investor Certificates of any Series that is not compensated for by (x) the 1.5% automatic increase in the Discount Rate, and (y) the payments, if any, required to be made as a result thereof pursuant to Section
3.09(a) hereof.
          Section 2.08.  Block Period; Supplemental
Accounts.

          (a)  On any Determination Date on which the
Excess   Balance   Test  is   satisfied,   the
Depositor may, at its option, discontinue, indefinitely or for a specified period (the
"Block Period"), inclusion of Charge Accounts originated by the Seller during such Block
Period as Accounts. The Depositor may, at its option, terminate a Block Period, upon which termination all Receivables in all Accounts shall thereafter be conveyed to the Trust pursuant to Section 2.01 hereof.

(b)  In connection with the termination of any
Block Period, the Depositor may designate any
Charge Account that was originated by the
Seller during such Block Period for inclusion
as Supplemental Accounts.
(c)  If on any Determination Date during any
Block Period the Required Series Pool Balance
for any Series (or the equivalent for any
other Series) is greater than the Series Pool
Balance for such Series the Depositor shall
randomly designate additional Charge Accounts
for inclusion as Supplemental Accounts in an
amount sufficient to increase such Series Pool
Balance until the Series Pool Balance equals
the Required Series Pool Balance for such
Series.  The Block Period shall be deemed to
have terminated for such designated Charge
Accounts for so long as the Depositor is
required to designate additional Charge
Accounts pursuant to this subsection.
Receivables from such Supplemental Accounts
shall be transferred to the Trust on or before
the fifth (5th) Business Day following such
Determination Date.
(d)  The commencement or termination of a
Block Period, or the designation of
Supplemental Accounts, shall not be effective,
and no transfer pursuant to Section 2.08(c)
effected, unless the following are satisfied
prior to the proposed effective date of any
such action:
               (i)  on or before (A) the thirtieth (30th)
Business Day prior to the commencement of  any
Block Period, (B) the third (3rd) Business Day
prior to the termination of a Block Period, or
(C)  the fifth (5th) Business Day prior to the
proposed   effective  date  with  respect   to
additions pursuant to Section 2.08(b)  or  (c)
(as   applicable,  the  "Notice  Date"),   the
Depositor shall give the Trustee, each  Rating
Agency and the Servicer written notice of the proposed action, which in the case of (x) the commencement of a Block Period shall set forth in reasonable detail computations evidencing satisfaction of the Excess Balance Test, and
(y)  additions pursuant to Section 2.08(b)  or
(c) shall specify the proposed effective date of the action (the "Supplemental Addition
Date") and, for each Charge Account to be designated as a Supplemental Account, (I) its account number, (II) the aggregate amount of Receivables outstanding in such Supplemental
Account on the Notice Date and (III) the aggregate amount of Principal Receivables in such Supplemental Account on the Notice Date;

(ii) in the case of additions pursuant to
Section 2.08(b) or (c), the Depositor shall deliver to the Trustee an Officer's
Certificate substantially in the form of Exhibit F hereto; and
(iii)     the Rating Agency Condition shall
have been satisfied.
                  ARTICLE III
  ADMINISTRATION AND SERVICING OF RECEIVABLES

          SECTION 3.01.  Acceptance of Appointment and
Other Matters Relating to the Servicer.

          (a)  The Servicer shall service and administer
the  Receivables, collect payments  due  under
the    Receivables    and    charge-off     as
uncollectible  Receivables, all in  accordance
with  procedures that are customary and  usual
in  the  industry  for  servicing  receivables
comparable  to  the  Receivables  and  to  the
extent  not  inconsistent with the  foregoing,
exercise the same degree of skill and care  as
that used in servicing receivables for its own
account.   The Servicer shall have full  power
and  authority  acting alone  or  through  any
party properly designated hereunder, to do any
and  all  of the foregoing in connection  with
such servicing and administration which it may
deem necessary or desirable.  Without limiting
the generality of the foregoing and subject to
Section  10.01 hereof, the Servicer is  hereby
authorized  and empowered, unless  such  power
and  authority  is revoked by the  Trustee  on
account   of  the  occurrence  of  a  Servicer
Default:

               (i)  to instruct the Trustee to make
withdrawals  and payments from the  Collection
Account and any Series Account as set forth in this Agreement and, with respect to any Series
Account, the related Supplement;

(ii) to instruct the Trustee to take any
action required or permitted under any
Enhancement Agreement;
(iii)     to execute and deliver, on behalf of
the Trust for the benefit of the
Beneficiaries, any and all instruments of
satisfaction or cancellation, or of partial or
full release or discharge, and all other
comparable instruments, with respect to the
Receivables and, after the delinquency of any
Receivable and to the extent permitted under
and in compliance with applicable Requirements
of Law, to commence enforcement proceedings
with respect to such Receivables;
(iv) to make any filings, reports, notices,
applications, registrations with, and seek any
consents or authorizations from, the
Securities and Exchange Commission and any
State securities authority on behalf of the
Trust as may be necessary or advisable to
comply with any Federal or State securities
laws or reporting requirements; and
(v)  to delegate certain of its servicing,
collection, enforcement and administrative
duties hereunder with respect to the Accounts
and the Receivables to any Person who agrees
to conduct such duties in accordance with the
Financial Guidelines and this Agreement;
provided, however, that the Servicer shall
notify the Trustee, the Rating Agencies and
any Enhancement Providers in writing of any
such delegation of its duties which is not in
the ordinary course of its business, that no
delegation will relieve the Servicer of its
liability and responsibility with respect to
such duties and that the Rating Agency
Condition shall have been satisfied and the
Consent of Certificateholders obtained.  With
respect to any such delegation the Trustee
shall  execute any limited powers of attorney
and other documents prepared by the Servicer
which are reasonably necessary or appropriate
to enable the Servicer to carry out its
servicing and administrative duties hereunder.
          (b)  In the event that the Depositor is unable
for  any reason to transfer Receivables to the
Trust  in  accordance with the  provisions  of
this  Agreement (including by  reason  of  the
application of the provisions of Section  9.02
hereof  or any court of competent jurisdiction
ordering  that the Depositor not transfer  any
additional Principal Receivables to the Trust)
then,  in any such event, the Servicer  agrees
(i)  to give prompt written notice thereof  to
the  Trustee,  any Enhancement  Providers  and
each  Rating  Agency and (ii)  that  it  shall
allocate,  after the occurrence  of  any  such
event,  payments on each Account with  respect
to the principal balance of such Account first
to   the  oldest  principal  balance  of  such
Account, and to have such payments applied  as
Collections  in accordance with  Section  4.02
hereof.  The parties hereto agree that Finance
Charge  Receivables, whenever created, accrued
in respect of Principal Receivables which have
been  conveyed to the Trust shall continue  to
be  a  part  of the Trust notwithstanding  any
cessation   of  the  transfer  of   additional
Principal   Receivables  to  the   Trust   and
Collections   with   respect   thereto   shall
continue   to   be  allocated  and   paid   in
accordance with the terms of this Agreement.

(c)  The Servicer shall not, and any Successor
Servicer shall not be obligated to, use
separate servicing procedures, offices,
employees or accounts for servicing the
Receivables from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other receivables comparable to the Receivables.
(d)  The Servicer shall comply with and
perform its servicing obligations with respect to the Receivables in accordance with the Charge Account Agreements relating to the Accounts and the Financial Guidelines, except insofar as any failure to so comply or perform would not materially and adversely affect the rights of the Trust or any of the Beneficiaries. Subject to compliance with all Requirements of Law, the Servicer (or if it is not then acting as Servicer, the Seller) may change the terms and provisions of the Charge
Account Agreements or the Financial Guidelines in any respect (including the calculation of the amount or the timing of charge-offs and the rate of the finance charge, if any assessed thereon), only if (i) as a result of such change, in the reasonable judgment of the Servicer (or the Seller, as the case may be) no Early Amortization Event will occur, or
(ii) the Servicer (or the Seller, as the case may be) shall reasonably determine that such change is necessary in order to satisfy any Requirement of Law.
          Section 3.02.  Servicing Compensation.

          (a)  The Monthly Servicing Fee with respect to
each  outstanding Series shall be  payable  to
the Servicer, in arrears, on each Distribution
Date  occurring  prior to the earlier  of  the
first  Distribution Date following the  Series
Termination Date for such Series and the first
Distribution Date on which the Invested Amount
for  such  Series is zero.  In no event  shall
the Trust, the Trustee, the Certificateholders
or  the Holder of any Subordinated Certificate
be  liable  for any Monthly Servicing  Fee  or
Servicing  Fee.   The  Monthly  Servicing  Fee
shall be payable to the Servicer solely to the
extent  amounts are available for distribution
in   accordance   with  the   terms   of   the
Supplements.

(b)  The Servicer's expenses include the
amounts due to the Trustee pursuant to Section
11.05 hereof and the reasonable fees and disbursements of independent accountants and all other expenses incurred by the Servicer in connection with its activities hereunder, and including all other fees and expenses of the Trust not expressly stated herein to be for the account of the Certificateholders but not including any federal, state or local income or franchise taxes, if any, of the Trust or the Certificateholders. The Servicer shall be required to pay such expenses for its own account, and shall not be entitled to any payment therefor other than the Servicing Fee.
The Servicer will be solely responsible for all fees and expenses incurred by or on behalf of the Servicer in connection herewith, and the Servicer will not be entitled to any fee or other payment from, or claim on, any of the Trust Assets (other than the Servicing Fee).
          Section 3.03.  Representations, Warranties and
Covenants of the Servicer.

          (a)  The Seller as Servicer hereby makes, and
any  Successor  Servicer  by  its  appointment
hereunder  shall  make, on each  Closing  Date
(and on the date of any such appointment)  the
following   representations,  warranties   and
covenants, on which the Trustee has relied in accepting the Receivables in trust and in authenticating the Certificates:

               (i)  Organization and Good Standing.  Such
party  is  a corporation or other Person  duly
organized,  validly  existing  and   in   good
standing  under  the applicable  laws  of  the
state  of its organization and has full power,
authority   and  legal  rights  to   own   its
properties    and   conduct   its   receivable
servicing  business  as  such  properties  are
presently  owned  and  as  such  business   is
presently  conducted, and to execute,  deliver
and   perform  its  obligations   under   this
Agreement and any Supplement.

(ii) Due Qualification. Such party is duly qualified to do business and is in good standing as a foreign Person (or is exempt from such requirements) and has obtained all necessary licenses and approvals in each jurisdiction in which the servicing of the Receivables as required by this Agreement requires such qualification except where the failure to so qualify or be in good standing or obtain licenses or approvals would not have a material adverse effect on its ability to perform its obligations hereunder.
(iii)     Due Authorization.  The execution,
delivery, and performance of this Agreement and any applicable Supplement has been duly authorized by such party by all necessary action on the part thereof.
(iv) Binding Obligation. This Agreement and any Supplement have been duly executed and delivered by such party, and each constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general and except as such enforceability may be limited by general principles of equity
(whether considered in a proceeding at law or in equity) and the availability of equitable remedies.
(v) No Violation. The execution and delivery of this Agreement and any Supplement by such party, the performance of the transactions contemplated by this Agreement and any Supplement and the fulfillment of the terms hereof and thereof applicable to such party will not conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to such party or any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which such party is a party or by which it is bound.
(vi) No Proceedings. There are no proceedings or investigations, pending or, to the best knowledge of such party, threatened against such party before any Governmental Authority
(i) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or any Supplement, (ii) seeking any determination or ruling that, in the reasonable judgment of such party, would affect the performance by such party of its obligations under this Agreement or the applicable Supplement, or
(iii) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or any Supplement.
(vii)     Compliance with Requirements of Law.
Such party shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables and the Accounts, will maintain in effect all qualifications required under Requirements of
Law in order to service properly the
Receivables and the Accounts, and to conduct its business generally, and will comply with all Requirements of Law in connection with servicing the Receivables and the Accounts, and the conduct of its business generally, the failure to comply with which would have a materially adverse effect on the interests of the Beneficiaries.
(viii)    No Rescission or Cancellation.  Such
party shall not reschedule, revise, defer, cancel or settle payments due on any Receivable, except as expressly provided herein or in accordance with the Financial
Guidelines and sound industry practices for servicing receivables comparable to the
Receivables.
(ix) Protection of Beneficiaries Rights. Such party shall take no action, nor omit to take any action, which would materially impair the rights of Beneficiaries in the Receivables.
(x)  Servicer Accounts.
                    (A)  Schedule III hereto contains a true and
          complete list of all accounts maintained for the purpose of receiving Collections (each, a "Local Deposit Account"). In the event that any Local Deposit Account shall be held in the name of a party other than the Trustee, on or prior to the initial Closing Date, such party shall, with respect to each such Local Deposit
          Account, (i) cause such Local Deposit Account to be transferred into the name of the Trustee and enter into a Deposit Account Agreement in respect of such account, or (ii) terminate such Local Deposit Account.

(B)  Such party shall not establish any new
Local Deposit Accounts unless such party shall
have first given notice to the Trustee of such
new Local Deposit Account (which notice shall
constitute an amendment of Schedule III
hereto) and entered into a Deposit Account
Agreement in respect of such account.
(C)  Each Local Deposit Account shall be in
the name of the Trustee and bear a designation
clearly indicating that the funds deposited
therein are held solely for the benefit of the
Beneficiaries.
(D)  On or before the date hereof, such party
shall have entered into an agreement (a
"Collection Servicer Agreement") with a
Collection Servicer who shall act solely at
the instruction of the Trustee.  Each such
Collection Servicer Agreement shall provide
that each day Collections are received in the
Dedicated Zip Code, such party shall cause one
of its employees (who shall at all times be
covered by a fidelity bond and errors and
omissions policy substantially similar to that
referred to in Section 3.10 hereof) to deliver
the contents thereof to the Servicer for
processing, and upon completion of such
processing to deposit all such Collections
into a Local Deposit Account.  The Collection
Servicer Agreement with Union Bank of
California, dated March 25, 1994 between the
Servicer and Union Bank of California, is
hereby preapproved.  In the event of the
termination thereof, the Servicer shall
forthwith establish a successor Collection
Servicer Agreement.  Any successor,
replacement or additional Collection Servicer
Agreement shall be in form and substance
satisfactory to the Certificateholders as
evidenced by a Consent of the
Certificateholders.
(E)  On or before the date hereof, such party
shall cause its Dedicated Zip Code to be
transferred into the name of the Trustee.  The
Servicer shall cause the terms of each Charge
Account to provide that all payments made by
mail shall be addressed to the Servicer at the
Dedicated Zip Code.  The Servicer shall not
change said address or payment instructions
without the Consent of Certificateholders, not
to be unreasonably withheld.
               (xi) Negative Pledge.  Except for the
conveyances  under  the  Receivables  Purchase
Agreement   and  under  this  Agreement,   the
Servicer  will  not  sell, pledge,  assign  or
transfer  to  any  other  Person,  or   grant,
create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on, any
Receivable, whether now existing or hereafter created, or any interest therein, and the Servicer shall defend the right, title and interest of the Trust in, to and under the Receivables whether now existing or hereafter created, against all claims of third parties claiming through or under the Depositor or the Servicer.

(xii)     Receivables Not To Be Evidenced by
Promissory Notes.  Except in connection with
its enforcement or collection of a Receivable,
the Servicer will take no action to cause any
Receivable to be evidenced by an instrument or
chattel paper (as defined in the UCC as in
effect in the State of California).
(xiii)    All Consents Required.  All
appraisals, authorizations, consents, orders,
approvals or other actions of any Person or of
any governmental body or official required in
connection with the execution and delivery by
the Servicer of this Agreement, each
Supplement and the Related Documents to which
it is a party, the performance by the Servicer
of the transactions contemplated by this
Agreement, each Supplement and the Related
Documents to which it is a party, and the
fulfillment by the Servicer of the terms
hereof and thereof, have been obtained.
          (b)  Notice of Breach.  The representations
and  warranties set forth in this Section 3.03
shall  survive the transfer and assignment  of
the  Receivables to the Trust and the issuance
of  the  Certificates.  Upon discovery by  the
Depositor,  the Servicer or upon a Responsible
Officer of the Trustee having actual knowledge
of   a   breach   of  any  of  the   foregoing
representations  and  warranties,  the   party
discovering  such  breach  shall  give  prompt
written  notice thereof to the  other  parties
and  any  Enhancement Providers.  The  Trustee
shall   give  written  notice  to  the  Rating
Agencies   and   to   the   Certificateholders
promptly upon receipt of such notice.

(c) Purchase. In the event the Depositor or the Servicer receives written notice from the Trustee or any Enhancement Provider that any covenant under clause (vii), (viii) or (ix) of subsection (a) above has not been complied with and such noncompliance has not been cured within thirty (30) days thereafter (or such longer period as the Trustee may permit) and has a material adverse effect on the interests of the Certificateholders then, unless a Liquidation Event has occurred, the Servicer shall purchase such Receivable or if such non-compliance is with respect to any Account, all Receivables in such Account, and the proceeds therefrom shall be applied in accordance with the terms of Article IV hereof.
(d)  Payment of Purchase Price; Etc.  Upon
each payment by the Servicer of the Purchase
Price for the Receivables to be purchased from the Trust pursuant to subsection (c) above, the Trust shall automatically and without further action be deemed to sell, transfer, assign, set over and otherwise convey to the Servicer, without recourse, representation or warranty, all the right, title and interest of the Trust in, to and under such Receivables and all monies due or to become due with respect thereto and all proceeds thereof. The
Trustee shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by the Servicer to effect the conveyance of any such Receivables pursuant to this Section 3.03. The obligation of the Servicer to purchase such Receivables and to make the deposits required to be made to the Collection Account as provided in subsection
(a) above, shall constitute the sole remedy respecting the event giving rise to such obligation available to the Certificateholders
(or the Trustee on behalf of the
Certificateholders).
          Section 3.04.  Reports and Records for the
Trustee.

          (a)  Records.  Upon reasonable prior notice by
the    Trustee    or   a   Certificateholders'
Representative,   the  Servicer   shall   make
available  at  an office of the  Servicer  (or
other  location designated by the Servicer  if
such   records  are  not  accessible  by   the
Servicer   at  an  office  of  the   Servicer)
selected by the Servicer for inspection by the
Trustee or its agent and a Certificateholders'
Representative  on a Business Day  during  the
Servicer's  normal  business  hours  a  record
setting  forth  (i)  the Collections  on  each
Receivable and (ii) the amount of Receivables,
in each case for the period preceding the date
of  the inspection, or such shorter period  as
may  be  reasonably requested by the  Trustee.
The Servicer shall, at all times, maintain its
computer files with respect to the Receivables
in  such a manner so that the Receivables  may
be    specifically   identified   and,    upon
reasonable prior request of the Trustee  or  a
Certificateholders' Representative, shall make
available  to the Trustee or its agent  and  a
Certificateholders'  Representative,   at   an
office  of  the  Servicer (or  other  location
designated  by  the Servicer if such  computer
files  are  not  located at an office  of  the
Servicer)  selected by the  Servicer,  on  any
Business  Day  of  the  Servicer  during   the
Servicer's normal business hours any  computer
programs     necessary    to     make     such
identification.

(b)  Distribution Date Statement.  On each
Determination Date, the Servicer shall, prior
to 9:00 a.m. (Los Angeles time) on such day,
deliver to the Trustee, the Certificateholders
and the Rating Agencies the Distribution Date
Statement for the related Collection Period
substantially in the form attached to the
related Series Supplement.  The Trustee shall
be under no duty to recalculate, verify or
recompute the information supplied to it under
this Section 3.04 or such other matters as are
set forth in any Distribution Date Statement.
          Section 3.05.  Annual Servicer's Certificate.
The   Servicer  will  deliver  to  the  Rating
Agencies, Certificateholders, the Trustee  and
any  Enhancement Providers on or before  April
15 of each calendar year, beginning with April
15,    2000,    an    Officer's    Certificate
substantially in the form of Exhibit C  hereto
stating that (a) a review of the activities of
the  Servicer  during the  preceding  calendar
year   and  of  its  performance  under   this
Agreement  was  made under the supervision  of
the  officer signing such certificate and  (b)
to the best of such officer's knowledge, based
on  such review, the Servicer has performed in
all  material  respects its obligations  under
this  Agreement throughout such year,  or,  if
there has been a default in the performance of
any  such  obligation,  specifying  each  such
default  known to such officer and the  nature
and   status   thereof.   A   copy   of   such
certificate   may   be   obtained    by    any
Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust
Office.

          Section 3.06.  Independent Public Accountants'
Servicing Report.

          (a)  On or before the fourth monthly
anniversary of the initial Closing  Date,  and
thereafter   on  or  before  the   120th   day
following  the  end of each of the  Servicer's
fiscal  years, beginning with the fiscal  year
ending  in  2000, the Servicer shall  cause  a
firm    of   Independent   Certified    Public
Accountants   (who  may  also   render   other
services to the Servicer or the Depositor)  to
furnish   a   report  to  the   Trustee,   any
Enhancement  Provider and each Rating  Agency,
to  the effect that such firm has made a study
and  evaluation  in accordance with  generally
accepted  auditing standards of the Servicer's
internal accounting controls relative  to  the
servicing  of  Accounts under this  Agreement,
and  that,  on  the basis of such examination,
such  firm  is  of the opinion  (assuming  the
accuracy  of  any  reports  generated  by  the
Servicer's third party agents) that the system
of  internal accounting controls in effect  on
the  last day of the first monthly anniversary
of  the  initial Closing Date or  such  fiscal
year,   as  the  case  may  be,  relating   to
servicing   procedures   performed   by    the
Servicer,   taken   as   a   whole,   provided
reasonable   assurance  that   such   internal
control   system   was  sufficient   for   the
prevention   and  detection  of   errors   and
irregularities  and  that such  servicing  was
conducted  in compliance with such  provisions
of  this  Agreement of which such  accountants
can reasonably be expected to possess adequate
knowledge  of  the subject matter,  which  are
susceptible  of  positive  assurance  by  such
accountants  and for which their  professional
competence  is  relevant,  except   for   such
exceptions  as  they believe to be  immaterial
and  such  other exceptions as  shall  be  set
forth in such statement.  A copy of each  such
report  will be sent to each Certificateholder
and a copy of the initial such report shall be
sent  to  each Rating Agency by the  Servicer.
In the event such firm requires the Trustee to
agree  to  the  procedures performed  by  such
firm, the Servicer shall direct the Trustee in
writing  to so agree; it being understood  and
agreed  that  the  Trustee will  deliver  such
letter  of  agreement  in conclusive  reliance
upon  the direction of the Servicer,  and  the
Trustee   makes  no  independent  inquiry   or
investigation  as  to,  and  shall   have   no
obligation or liability in respect of, the sufficiency, validity or correctness of such procedures.

(b)  Within 120 days after each fiscal year
for the Servicer (commencing with the year
ended January 30, 2000), the Servicer shall
deliver to the Trustee and to each Rating
Agency, an agreed upon procedures report
prepared by accountants independent of the
Servicer solely to assist in evaluating
compliance with the requirement set forth in
Section 3.04(b) hereof during the preceding
12-month period ended on the Date of
Determination immediately following the end of
the fiscal year of the Servicer (or other
applicable period in the case of the first
such report or letter) to the effect that such
accountants have reviewed certain records and
documents relating to the servicing of the
Accounts and Receivables under the Agreement
and any Supplement (using procedures specified
in such report) and as a result of such
review, and in connection with such
procedures, they are reporting such
exceptions, if material, as shall be set forth
therein.  For the purpose of such report,
exceptions shall be considered material when
either individually or in the aggregate such
exceptions exceed $250,000.  Such report or
letter shall also indicate that the firm is
independent with respect to the Servicer and
the Depositor within the meaning of the Code
of Professional Ethics of the American
Institute of Certified Public Accountants.  In
the event such accountants require the Trustee
to agree to the procedures performed by such
firm, the Servicer shall direct the Trustee in
writing to so agree; it being understood and
agreed that the Trustee will deliver such
letter of agreement in conclusive reliance
upon the direction of the Servicer, and the
Trustee makes no independent inquiry or
investigation as to, and shall have no
obligation or liability in respect of, the
sufficiency, validity or correctness of such
procedures.
          (c)  To the extent the Servicer or Successor
Servicer is a privately-held entity and is  no
longer   subject  to  the  periodic  reporting
requirements of the Securities Exchange Act of
1934,  as  amended, within 120 days after  the
close  of each fiscal year of the Servicer  or
Successor   Servicer,   if   applicable,   the
Servicer  shall  deliver  to  the  Holders  of
Investor    Certificates   audited   financial
statements  of the Servicer as at the  end  of
such  fiscal year and for the fiscal year then
ended,  in  each case certified by a  firm  of
Independent Certified Public Accountants.  The
Servicer  is currently a publicly-held  entity
subject to the periodic reporting requirements
of  the  Securities Exchange Act of  1934,  as
amended,   and   the  Servicer  or   Successor
Servicer  will  give  prompt  notice  to   the
Trustee of any change in such status.

          Section 3.07.  Tax Treatment.  The Depositor
has structured this Agreement and the Investor
Certificates  with  the  intention  that   the
Investor   Certificates  will  qualify   under
applicable  federal, state, local and  foreign
tax law as indebtedness of the Depositor.  The
Depositor,  the  Servicer and each  Holder  of
Investor  Certificates agree to treat  and  to
take no action inconsistent with the treatment
of  the  Investor Certificates (or  beneficial
interest  therein)  as  indebtedness  of   the
Depositor for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Holder of Investor Certificates, by acceptance of its Certificate, agrees to be bound by the provisions of this Section 3.07.
Furthermore, the parties hereto agree that the Trust shall be treated as a security device only, and shall not file tax returns or obtain an employer identification number on behalf of the Trust.

          Section 3.08.  Notices to the Seller.  In the
event  the  Seller  is  no  longer  acting  as
Servicer,  any  Successor  Servicer  appointed
pursuant to Section 10.02 hereof shall deliver
or  make available to the Seller, as the  case
may  be,  each certificate and report required
to   be   prepared  forwarded   or   delivered
thereafter  pursuant to Section 3.04,  Section
3.05 or Section 3.06 hereof.

          Section 3.09.  Adjustments.

          (a)  If the Servicer adjusts downward the
amount of any Principal Receivable because  of
a rebate, refund, credit adjustment or billing
error   to   an   Obligor,  or  because   such
Receivable   was   created   in   respect   of
merchandise  which was refused or returned  by
an  Obligor,  or  if  the  Servicer  otherwise
adjusts  the amount of any Receivable  without
receiving  Collections  therefor  or   without
charging  off such amount as uncollectible  in
accordance  with the Servicer's customary  and
usual   procedures   for  the   servicing   of
comparable  charge account receivables,  then,
in  any  such case, the Pool Balance  will  be
automatically   increased   or   reduced,   as
appropriate, by the amount of the  adjustment.
Furthermore,  if following such an  adjustment
the  Pool  Balance  would  be  less  than  the
Required   Pool  Balance  on  the  immediately
preceding  Determination  Date  (after  giving
effect   to  the  allocations,  distributions,
withdrawals  and deposits to be  made  on  the
Distribution  Date immediately following  such
Determination Date) then, unless a Liquidation
Event  has  occurred, the Depositor  shall  be
required  to  pay  an  amount  equal  to  such
deficiency   (up   to  the  amount   of   such
adjustment) into the Collection Account on the
Business  Day  on  which  such  adjustment  or
reduction   occurs  (each  such   payment   an
Adjustment Payment).

(b)  If (i) the Servicer makes a deposit into
the Collection Account in respect of a
Collection of a Receivable and such Collection
was received by the Servicer in the form of a
check which is not honored for any reason or
(ii) the Servicer makes a mistake with respect
to the amount of any Collection and deposits
an amount that is less than or more than the
actual amount of such Collection, the Servicer
shall appropriately adjust the amount
subsequently deposited into the Collection
Account to reflect such dishonored check or
mistake.  Any Receivable in respect of which a
dishonored check is received shall be deemed
not to have been paid.
          Section 3.10.  Fidelity Bond and Errors and
Omissions   Insurance.   The  Servicer   shall
maintain at all times prior to the termination
of  the  Trust, at its own expense, a  blanket
fidelity  bond  and  an errors  and  omissions
insurance  policy,  with broad  coverage  with
responsible companies on all Bondable Persons.
Any   such   fidelity  bond  and  errors   and
omissions  insurance shall protect and  insure
the   Servicer   against   losses,   including
forgery,  theft, embezzlement,  fraud,  errors
and  omissions  and  negligent  acts  of  such
persons and shall be maintained in a form  and
amount  that  would meet the  requirements  of
prudent  institutional  consumer  credit  card
servicers.  No provision of this Section  3.10
requiring  such fidelity bond and  errors  and
omissions insurance shall diminish or  relieve
the  Servicer from its duties and  obligations
as  set forth in this Agreement.  The Servicer
shall  be  deemed on any date to have complied
with  this  provision if one of its respective
Affiliates has on such date such fidelity bond
and  errors and omissions policy coverage and,
by  the terms of such fidelity bond and errors
and  omission  policy, the  coverage  afforded
thereunder extends to the Servicer in the form
and  amount  described above in  this  Section
3.10.  The Servicer shall cause each and every
sub-servicer for it to maintain  a  policy  of
insurance covering errors and omissions and  a
fidelity   bond   which   would   meet    such
requirements.   Upon request of  the  Trustee,
the  Servicer  shall cause to be delivered  to
the   Trustee   a   certification   evidencing
coverage   under   such  fidelity   bond   and
insurance policy.  Any such fidelity  bond  or
insurance  policy shall not  be  cancelled  or
modified   in  a  materially  adverse   manner
without ten (10) days' prior written notice to the Trustee and the Rating Agencies.

                  ARTICLE IV
  RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
        AND APPLICATION OF COLLECTIONS

          SECTION 4.01.  Rights of Certificateholders.
The   Investor  Certificates  shall  represent
fractional  undivided interests in  the  Trust
Assets,  which, with respect to  each  Series,
shall consist of the right to receive, to  the
extent necessary to make the required payments
with  respect to the Investor Certificates  of
such  Series  at the times and in the  amounts
specified  in  the  related  Supplement,   the
portion  of  Collections  allocable   to   the
Holders  of  Investor  Certificates  of   such
Series  pursuant  to this Agreement  and  such
Supplement, funds on deposit in the Collection
Account  allocable to the Holders of  Investor
Certificates of such Series pursuant  to  this
Agreement  and  such  Supplement,   funds   on
deposit  in  any  related Series  Account  and
funds   available  pursuant  to  any   related
Enhancement (collectively, with respect to all
Series,  the "Investors' Interest"); provided,
that  the Investor Certificates of one  Series
or  Class shall not have any interest  in  any
Series   Account   created,   or   Enhancement
provided, for the benefit of any other  Series
or  Class.  The Exchangeable Certificate shall
represent  the  ownership  interest   in   the
remainder of the Trust Assets not allocated to
the    Investors'   Interest   (or   to    any
Subordinated  Certificate)  pursuant  to  this
Agreement or any Supplement, including the right to receive the Collections with respect to the Receivables and other amounts at the times and in the amounts specified in this Agreement or in any Supplement (collectively, the "Depositor Interest"). Each Subordinated
Certificate shall represent only such rights and interests as shall be specified in any Supplement relating thereto.

          Section 4.02.  Establishment of the Collection
Account.  The Servicer, for the benefit of the
Beneficiaries,  shall cause to be  established
and  maintained in the name of  the  Trust  an
Eligible Deposit Account bearing a designation
clearly  indicating that the  funds  deposited
therein  are  held  for  the  benefit  of  the
Beneficiaries (the "Collection Account").  The
Trustee  shall  possess all right,  title  and
interest  in all funds from time  to  time  on
deposit   in,  and  all  Eligible  Investments
credited to, the Collection Account and in all
proceeds  thereof.   The  Collection   Account
shall  be under the sole dominion and  control
of   the  Trustee  for  the  benefit  of   the
Beneficiaries.    If,   at   any   time,   the
Collection  Account ceases to be  an  Eligible
Deposit  Account, the Servicer shall establish
a  substitute Eligible Deposit Account as  the
Collection  Account, instruct the  Trustee  to
transfer   any   cash  and/or   any   Eligible
Investments  to  such new  Collection  Account
and, from the date any such substitute account
is  established,  such account  shall  be  the
Collection Account.  Pursuant to the authority
granted  to  the  Servicer  in  Section   3.01
hereof, the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Collection Account for the purposes of carrying out the duties of the Servicer or the Trustee as specified in this Agreement.

          All  Eligible Investments  shall  be
held  by  the Trustee for the benefit  of  the
Beneficiaries.   Funds  on  deposit   in   the
Collection  Account  shall,  at  the   written
direction of the Servicer, be invested by  the
Trustee  solely  in Eligible Investments  that
will  mature  so  that  such  funds  will   be
available  at  the  close of  business  on  or
before  the next Business Day.  Each  Business
Day,  all interest and other investment income
(net of losses and investment expenses) earned
on  funds on deposit in the Collection Account
shall  be released to the Depositor.  Schedule
II, which is hereby incorporated into and made
part   of   this  Agreement,  identifies   the
Collection  Account  by  setting   forth   the
account  number of such account,  the  account
designation  of such account and the  name  of
the  institution with which such  account  has
been  established.  If a substitute Collection
Account   is  established  pursuant  to   this
Section  4.02, the Servicer shall  provide  to
the  Trustee  an amended Schedule II,  setting
forth   the  relevant  information  for   such
substitute Collection Account.

          Section 4.03.  Collections Arrangements.
Obligors  shall  at  all  times  hereunder  be
instructed to make payments on the Receivables
only (i) to the Dedicated Zip Code (ii) as In-
Store  Payments  or  (iii) as  Direct  Deposit
Payments.    All  Collections  on  Receivables
received  in  the  Dedicated  Zip  Code  will,
pending  remittance to the Collection Account,
be held for the benefit of the Trust and shall
be  deposited into a Local Deposit Account  as
promptly  as possible after the processing  of
such Collections.  In-Store Payments shall  be
deposited  in  a  Local  Deposit  Account   as
promptly  as  possible  after  the   date   of
processing  of  such Collections,  but  in  no
event   later  than  the  next  Business   Day
following  such  date of  processing.   Direct
Deposit Payments shall be deposited in a Local
Deposit Account as promptly as possible after the date of processing of such Collections, but in no event later than the next Business
Day following such date of processing.

          Section 4.04.  Collection Allocations.

          (a)  Each day's Collections will be allocated
by   the  Servicer  at  the  commencement   of
business  on the next succeeding Business  Day
to  each Series from and after the Series Cut-
Off Date for such Series, as specified in this
Section  4.04,  and Collections  so  allocated
will  be  recorded as such in  the  Collection
Account   ledger  maintained  by  the  Trustee
promptly  after receipt of and  in  accordance
with  the written instructions of the Servicer
with  respect  thereto.  Amounts allocated  to
any  Series  will not, except as specified  in
the  related Supplement, be available  to  the
Investor Certificates of any other Series.  In
addition,   Collections  received   during   a
Business Day will be allocated by the Servicer
at  the  commencement of business on the  next
succeeding   Business  Day  between   Investor
Certificates, the Exchangeable Certificate and
any  Subordinated Certificate as specified  in
the relevant Supplement.  Amounts so allocated
to Investor Certificates will not be available
to  the holder of the Exchangeable Certificate
or  any  Subordinated Certificate, and amounts
allocated  to the Exchangeable Certificate  or
any  Subordinated Certificate will not, except
as  specified  in the related  Supplement,  be
available   to   the   Holders   of   Investor
Certificates. Allocations among the Holders of Investor Certificates of a Series and among the Classes in any Series shall be made as set forth in this Agreement and in the related
Supplement or Supplements.

(b)  Finance Charge Collections, Principal
Collections and Miscellaneous Payments
received during a Business Day shall be
allocated to each Series by the Servicer at the commencement of business on the next succeeding Business Day based on the Series
Allocation Percentage.  Thereafter, for each
Series, the Servicer shall allocate to the holder of the Exchangeable Certificate an amount equal to the product of (A) the Exchangeable Holder's Percentage (as defined in each Supplement) and (B) the aggregate amount of such Collections allocated to the Series for such Business Day. Collections allocated to a Series and not otherwise allocated to the holder of the Exchangeable
Certificate shall be retained in the
Collection Account for further disposition as specified in the Supplement for such Series.
Unless specified in any Supplement (with respect to a retained amount account, reserve account, spread account or other cash retention account), the Servicer need not retain amounts allocated to the Exchangeable
Certificate pursuant to any Supplement, and shall instead pay such amounts or shall direct the Trustee in writing to pay such amounts as collected to the holder of the Exchangeable
Certificate. Miscellaneous Payments shall be treated as Finance Charge Collections. Any
Discount Rate or Discount Portion arising in any Collection Period under Section 2.07 will be deducted from Principal Collections each day that such Collections are allocated hereunder and allocated as Finance Charge
Collections.
                   ARTICLE V
         DISTRIBUTIONS AND REPORTS TO
              CERTIFICATEHOLDERS

          SECTION 5.01.  Distributions.  (a)  On each
Distribution    Date,   the   Trustee    shall
distribute to the Certificateholders of record
on  the  preceding Record Date (other than  as
provided  in  Section 12.02 of  the  Agreement
respecting   a   final   distribution)    such
Certificateholder's  pro  rata  share  of  the
amounts required to be distributed pursuant to
the  related Supplement and in accordance with
the written direction of the Servicer.  Except
as  provided in Section 12.02 of the Agreement
with   respect   to   a  final   distribution,
distributions to Certificateholders hereunder shall be made by wire transfer in immediately available funds.

          Section 5.02.  Reports and Statements to
Certificateholders.   On   each   Distribution
Date,  the  Trustee  shall  forward  to   each
Certificateholders   the   Distribution   Date
Statement described in Section 3.04(b) hereof.

          (a)  The Trustee shall maintain at its
Corporate  Trust Office a copy  of  each  such
Distribution  Date Statement  received  by  it
pursuant  to  subsection (b) of  Section  3.04
hereof.    The   Trustee   shall   make   such
statements   available   for   inspection   by
Certificateholders upon reasonable notice at its Corporate Trust Office.

(b) On or before January 31 of each calendar year, beginning with calendar year 2000, the Trustee shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a
Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the monthly statements to Certificateholders described in subsection (b) of Section 3.04, as the case may be, aggregated for such calendar year or the applicable portion thereof during which such Person was a Certificateholder, together with such other information as is customarily provided by a Trustee to an issuer of indebtedness in order to assist such issuer in meeting the requirements of the Internal
Revenue Code and such other customary
information as the Servicer has indicated to the Trustee is necessary to enable the Certificateholders to prepare their tax returns. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Internal Revenue Code as from time to time in effect.
                  ARTICLE VI
               THE CERTIFICATES

          SECTION 6.01.  The Certificates.

          (a)  The Investor Certificates of any Series
or  Class  and  any  Subordinated  Certificate
shall  be issued substantially in the form  of
the respective exhibit attached to the related
Supplement.    The  Exchangeable   Certificate
shall  be issued in registered form, and shall
be  executed,  authenticated and delivered  as
provided  in  Section 6.02  hereof.   Investor
Certificates  shall  be  issued   in   minimum
denominations  of $1,000,000 and  in  integral
multiples of $100,000 in excess thereof.   The
Exchangeable Certificate shall be a single certificate and shall represent the entire
Depositor Interest.

          (b)  Each Certificate shall be executed by
manual   or   facsimile   signature   by   the
Depositor.  Certificates bearing the manual or
facsimile signature of an individual who  was,
at  the  time  such signature was affixed,  an
officer of the Depositor shall not be rendered
invalid in the event such individual ceased to
be  an  officer of the Depositor prior to  the
authentication    and   delivery    of    such
Certificates.    No  Certificates   shall   be
entitled  to any benefit under this Agreement,
or  be  valid  for any purpose,  unless  there
appears  on such Certificate a certificate  of
authentication executed by or on behalf of the
Trustee  by  the manual signature  of  a  duly
authorized  signatory,  and  such  certificate
upon   any  Certificate  shall  be  conclusive
evidence that such Certificate has been duly authenticated and delivered hereunder. Unless otherwise provided in the Series Supplement pursuant to which any Certificates are issued, all Certificates shall be dated the date of their authentication.

          Section 6.02.  Authentication of Certificates.
The Trustee shall authenticate and deliver the
Certificates of each Series and Class that are
issued  upon original issuance to or upon  the
written  order of the Depositor.  The  Trustee
shall,   upon  the  written  request  of   the
Depositor,   authenticate  and   deliver   the
Exchangeable  Certificate  to  the   Depositor
simultaneously  with  its  delivery   of   the
Certificates of the first Series to be issued hereunder.

          Section 6.03.  New Issuances.

          (a)  The Depositor may, from time to time,
direct  the Trustee in writing, on  behalf  of
the Trust, to issue one or more new Series  of
Investor    Certificates   pursuant    to    a
Supplement.   Except as otherwise provided  in
the    related   Supplement,   the    Investor
Certificates  of all outstanding Series,  each
Subordinated  Certificate issued  pursuant  to
any    Supplement    and   the    Exchangeable
Certificate  shall  be  equally  and   ratably
entitled  to  the benefits of  this  Agreement
without  preference, priority or  distinction,
all   in   accordance  with  the   terms   and
provisions  of this Agreement and the  related
Supplement.

(b)  On or before any Series Issuance Date,
the parties hereto shall execute and deliver a
Supplement which shall specify the Principal
Terms of the new Series.  The terms of such
Supplement may modify or amend the terms of
this Agreement solely as applied to such new
Series.  The obligation of the Trustee to
issue the Certificates of such new Series and
to execute and deliver the related Supplement
is subject to satisfaction of the following
conditions:
               (i)  on or before the fifth Business Day
immediately  preceding  the  Series   Issuance
Date, the Depositor shall have given the Trustee, the Servicer, each Rating Agency and any Enhancement Provider written notice of such issuance (which notice shall specify, among other things, the applicable initial principal amount and interest rates of the Certificates to be issued) and the related
Series Issuance Date;

(ii) the Depositor shall have delivered to the
Trustee the related Supplement, in form
satisfactory to the Trustee, executed by each
party hereto other than the Trustee;
(iii)     the Depositor shall have delivered
to the Trustee any related Enhancement
Agreement in form reasonably satisfactory to
the Trustee, executed by each of the parties
thereto, other than the Trustee;
(iv) the Depositor shall have delivered to the
Trustee:
                         (A)    an   Officer's
          Certificate to the effect  that  the
          Excess Balance Test, with regard  to
          each  outstanding Series,  has  been
          satisfied    as    of    the    last
          Determination Date, and in the  case
          of  the issuance of a new Series  of
          Fixed  Based Certificates, that  the
          Excess   Balance   Test   has   been
          satisfied calculated on a projection
          basis,   and   setting   forth    in
          reasonable    detail    computations
          evidencing     such    satisfaction.
          Notwithstanding  the  foregoing,  in
          the  case of the issuance of  a  new
          Series  of Certificates the  Closing
          Date  of which is within two  months
          of    the   commencement   of    any
          Controlled Amortization Period  with
          respect  to any outstanding  Series,
          the   requirement  of  this  Section
          6.03(b)(iv) will have been met  upon
          the delivery by the Depositor to the
          Trustee  of an Officer's Certificate
          to  the  effect that (i) the  Excess
          Balance  Test has been met for  each
          such  Series for the calendar  month
          preceding the Closing Date  of  such
          new   Series  and  (ii)  the  Excess
          Balance  Test has been met for  each
          such  Series for the calendar  month
          following the Closing Date  of  such
          new  Series, after giving effect  to
          any    subsequent    purchase     of
          Receivables  with  the  proceeds  of
          such  issuance or other  application
          of  proceeds  from the  issuance  of
          such New Series, or

                         (B)   the Consent  of
          Certificateholders  approving   said
          new  issuance;  provided  that  each
          Certificateholder by its  acceptance
          of  its Certificates shall be deemed
          to  have agreed that its consent  to
          any   issuance  of  a   new   Series
          hereunder  shall not be unreasonably
          withheld;

               (v)  the Rating Agency Condition shall have
been satisfied with respect to such issuance;

(vi) the Depositor shall have delivered to the
Trustee a certificate of a Vice President or
more senior officer, dated the Series Issuance
Date, to the effect that the Depositor
reasonably believes that such issuance will
not result in the occurrence of an Early
Amortization Event;
(vii)     the Depositor shall have delivered
to the Trustee a Tax Opinion, dated the Series
Issuance Date, with respect to such issuance;
and
(viii)    the Trustee shall have approved said
issuance; provided, however, that the Trustee
agrees that such consent shall not be
unreasonably withheld.
     Upon    satisfaction   of    the    above
     conditions, the Trustee shall execute the Supplement and any Enhancement Agreement, and the Depositor shall deliver to the Trustee the executed Certificates of such Series for authentication and delivery by the Trustee upon the written order of the Depositor.

          (c)  In connection with any new Series, the
Depositor   shall   tender  the   Exchangeable
Certificate to the Trustee in exchange for (i)
one   or   more   newly   issued   Series   of
Certificates  and (ii) a reissued Exchangeable
Certificate  (any  such  tender  a  Depositor
Exchange).   In  addition,  to   the   extent
permitted for any Series as specified  in  the
related    Supplement,    the    Holders    of
Certificates  of such Series may tender  their
Certificates and the Depositor may tender  the
Exchangeable   Certificate  to   the   Trustee
pursuant to the terms and conditions set forth
in  such Supplement in exchange for (i) in the
case of the Certificateholders of such Series,
one   or   more   newly   issued   Series   of
Certificates  and  (ii) in  the  case  of  the
Depositor, a reissued Exchangeable Certificate
(an  "Investor Exchange"; a Depositor Exchange
and   Investor   Exchange  are   referred   to
collectively  herein as an  Exchange).   The
Depositor may perform an Exchange by notifying
the Trustee, in writing, at least five days in
advance  (an  "Exchange Notice") of  the  date
upon  which  the Exchange  is  to  occur  (an
"Exchange  Date").  Any Exchange Notice  shall
state  the  designation of any  Series  to  be
issued  on the Exchange Date and the Principal
Terms   with   respect  to  such   Series   of
Certificates.   Upon  satisfaction   of   such
conditions,  and  those set forth  in  Section
6.03  hereof,  the  Trustee shall  cancel  the
existing    Exchangeable    Certificate     or
applicable Certificates, as the case may be, and issue, as provided above, such Series and/or a new Exchangeable Certificate, dated the Exchange Date.

          Section 6.04.  Registration of Transfer and
Exchange of Certificates.

          (a)  The Trustee shall cause a register (the
"Certificate  Register") to  be  kept  at  its
office or agency in which a transfer agent and
registrar (the "Transfer Agent and Registrar")
shall  record the issuance of the Certificates
and  the  Exchangeable Certificate,  including
the  identity  of the Registered  Holder,  and
each  transfer,  pledge and exchange  of  such
Certificates as herein provided.  The Transfer
Agent  and  Registrar shall initially  be  the
Trustee  and  any co-transfer  agent  and  co-
registrar   chosen   by  the   Depositor   and
acceptable to the Trustee. Any reference in this Agreement to the Transfer Agent and Registrar shall include any co-transfer agent and co-registrar unless the context requires otherwise.

(b)  The Transfer Agent and Registrar shall
maintain at its expense, an office or agency
in The City of New York where Certificates may
be surrendered for registration of transfer or
exchange.
          The  Trustee  or the Transfer  Agent
and  Registrar, as the case may be, shall  not
be   required  to  register  the  transfer  or
exchange of any Certificate for a period of fifteen (15) days preceding the due date for any payment with respect to such Certificate.
In addition, the Trustee or the Transfer Agent and Registrar shall not subdivide Certificates into units smaller than the minimum initial amount specified in 6.01 hereof.

          (c)  Upon the surrender of any Certificates
for  registration of transfer or exchange, the
Trustee   may  execute,  on  behalf   of   the
Depositor,  and  shall  authenticate  and  the
Transfer Agent and Registrar shall deliver one
or more new Certificates of the same series or
class  in  authorized  denominations  of  like
aggregate    amount   and   tenor    to    the
Certificateholder or designated transferee(s).
Every Certificate presented or surrendered for
registration of transfer or exchange shall  be
accompanied   by  a  written   instrument   of
transfer in a form satisfactory to the Trustee
or  the  Transfer  Agent  and  Registrar  duly
executed  by  the  Certificateholder  or   its
attorney-in-fact duly authorized in writing.

          All   Certificates  surrendered  for
registration of transfer, exchange or payment shall be canceled and disposed of in a manner satisfactory to the Trustee.

          The  Depositor shall deliver to  the
Trustee executed Certificates in such amounts and at such times as are necessary to enable the Trustee to fulfill its responsibilities under this Agreement and the Certificates.

          (d)  Unless otherwise provided in the related
Supplement,  no service charge shall  be  made
for  any  registration of transfer or exchange
of  Certificates, but the Transfer  Agent  and
Registrar  may  require  payment  of   a   sum
sufficient to recover any tax or governmental charge that may be imposed in connection with any such transfer or exchange.

(e)  Registration of transfer or exchange of
Certificates containing a legend to the effect
set forth on Exhibit H-1 hereto shall be
effected only if such transfer or exchange is
made pursuant to an effective registration
statement under the 1933 Act, or is exempt
from the registration requirements under the
1933 Act.  In the event that registration of a
transfer is to be made in reliance upon an
exemption from the registration requirements
under the 1933 Act, the transferor or the
transferee shall, at its expense, deliver to
the Depositor, the Servicer and the Trustee
prior to registration an investment letter
from the transferee, substantially in the form
of the respective exhibit attached to the
related Supplement.
          Certificates       issued       upon
registration of transfer of, or exchange  for,
Certificates bearing a legend shall also  bear
such   legend   unless  the   Depositor,   the
Servicer, the Trustee and the Transfer Agent and Registrar receive an Opinion of Counsel, satisfactory to each of them, to the effect that such legend may be removed.

          Whenever  a  Certificate  containing
the  legend referred to above is presented  to
the   Transfer   Agent   and   Registrar   for
registration  of transfer, the Transfer  Agent
and  Registrar  shall  promptly  seek  written
instructions from the Servicer regarding  such
transfer and shall be entitled to receive  and
conclusively rely upon instructions signed  by
a  Servicing Officer prior to registering  any
such transfer.  The Depositor hereby agrees to
indemnify the Transfer Agent and Registrar and
the  Trustee and to hold each of them harmless
against   any  loss,  liability   or   expense
incurred without negligence or bad faith on their part arising out of or in connection with actions taken or omitted by them in relation to any such instructions furnished pursuant to this clause (e).

          (f)  Registration of transfer or exchange of
Certificates containing a legend to the effect
set  forth  on  Exhibit  I  hereto  shall   be
effected only if such transfer or exchange  is
made  to  a  Person that is  not  an  employee
benefit  plan or individual retirement account
subject to Title I of ERISA or Section 4975 of
the   Internal  Revenue  Code,  or  any  trust
established  under any such  employee  benefit
plan  or  individual  retirement  account  (or
established  to hold the assets  thereof),  or
any "governmental plan" (as defined in section
3(32)  of  ERISA  or  Section  414(d)  of  the
Internal   Revenue  Code)   organized   in   a
jurisdiction     having    prohibitions     on
transactions   with  such  governmental   plan
similar to those contained in Section  406  of
ERISA  or Section 4975 of the Internal Revenue
Code   (each   such  employee  benefit   plan,
individual  retirement account and  trust,  an
"ERISA  Plan").  No part of the funds used  by
any Person (other than the Initial Holder)  to
acquire any Certificate may constitute  assets
(within   the   meaning  of  ERISA   and   any
applicable rules and regulations) of an  ERISA
Plan.

(g)  In addition to any limitation in Section
6.04(h) below, the Exchangeable Certificate may not be transferred, assigned, exchanged, pledged or otherwise conveyed unless the conditions set forth in (i) and (ii) below have been satisfied:
               (i)  the Rating Agency Condition shall have
been satisfied in connection with the proposed action; and

(ii) the Depositor shall have delivered to the
Trustee a Tax Opinion, dated the date of such
exchange (or transfer or exchange as provided
below), with respect to such exchange.
          The  Trustee shall not register  the
transfer   of   the  Exchangeable  Certificate
except upon receipt of certification from the Depositor to the effect that such transfer complies with the provisions of the 1933 Act.

          (h)  It is the understanding of the parties to
this  Agreement  that  Gottschalks  Inc.   has
particular   expertise   in   performing   the
functions  given  by  this  Agreement  to  the
Servicer     and     that     the     Investor
Certificateholders  will  be  purchasing   the
Certificates  relying  on  Gottschalks  Inc.'s
exercising  such expertise in performing  such
functions.  As provided in Sections  8.05  and
8.07  of  the Agreement, the Servicer  is  not
permitted to resign except as provided  herein
and the parties understand that the Servicer's
performance of its servicing functions and the
quality  of  the  Receivables  will  best   be
ensured  if  the Depositor retains  all  or  a
portion   of   the  Exchangeable  Certificate.
Accordingly, the Depositor's interest  in  the
Exchangeable  Certificate shall not  be  sold,
transferred,  assigned,  exchanged,   pledged,
participated or otherwise conveyed, unless (i)
such  sale,  transfer,  assignment,  exchange,
pledge  or  conveyance would  not  reduce  the
Depositor's   retained   interest    in    the
Exchangeable  Certificate and any Subordinated
Certificate then outstanding below the Minimum
Depositor Interest for any Series and, in  the
aggregate,  for  all Series, then  outstanding
and  (ii)  in the case of an Exchange pursuant
to  Section 6.03(c) hereof, the conditions for
issuance  of  a  Series  are  satisfied.   The
Trustee may rely on any Officer's Certificate as to the foregoing.

          Section 6.05.  Mutilated, Destroyed, Lost or
Stolen  Certificates.  If  (a)  any  mutilated
Certificate  is  surrendered to  the  Transfer
Agent and Registrar, or the Transfer Agent and
Registrar    receives    evidence    to    its
satisfaction of the destruction, loss or theft
of  any Certificate and (b) there is delivered
to  the  Transfer Agent and Registrar and  the
Trustee such security or indemnity as  may  be
required by them to hold each of them harmless
(provided  that  an  unsecured  agreement   of
indemnity      from      an      institutional
Certificateholder  with   a   net   worth   or
statutory surplus of not less than $50 million
shall  be sufficient indemnity), then, in  the
absence  of  actual notice  to  a  Responsible
Officer  of  the Trustee that such Certificate
has  been  acquired by a bona fide  purchaser,
the  Depositor shall execute and  the  Trustee
shall authenticate, and the Transfer Agent and
Registrar shall deliver in exchange for or  in
lieu of any such mutilated, destroyed, lost or
stolen  Certificate, a new Certificate of  the
same Series or Class and like aggregate amount
and tenor.  In connection with the issuance of
any  new Certificate under this Section  6.05,
the   Trustee  or  the  Transfer   Agent   and
Registrar may require the Certificateholder to
pay  a  sum sufficient to recover any  tax  or
governmental  charge that may  be  imposed  in
relation   thereto  and  any  other   expenses
(including  the  fees  and  expenses  of   the
Trustee  and  Transfer  Agent  and  Registrar)
connected     therewith.     Any     duplicate
Certificate  issued pursuant to  this  Section
6.05    shall    constitute    complete    and
indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 6.06.  Persons Deemed Owners.  The
Trustee, the Transfer Agent and Registrar  and
any  agent  of any of them may, prior  to  due
presentation of a Certificate for registration
of  transfer or exchange, treat the Person  or
Persons  in  whose  name  any  Certificate  is
registered  as  the owner of such  Certificate
for  the  purpose  of receiving  distributions
pursuant   to   the  terms  of   the   related
Supplement   and   for  all   other   purposes
whatsoever; and, in any such case, neither the
Trustee, the Transfer Agent and Registrar  nor
any  of their respect agents shall be affected
by     any    notice    to    the    contrary.
Notwithstanding the foregoing, in  determining
whether   the   holders   of   the   requisite
Certificates  have given any request,  demand,
authorization, direction, notice,  consent  or
waiver  hereunder, Certificates owned  by  the
Depositor,  the  Servicer  or  any   Affiliate
thereof,  shall be disregarded and deemed  not
to be outstanding, except that, in determining
whether  the  Trustee shall  be  protected  in
relying   upon   any  such  request,   demand,
authorization, direction, notice,  consent  or
waiver,  only Certificates that a  Responsible
Officer  of the Trustee knows to be  so  owned
shall  be  so  disregarded.   Certificates  so
owned  that  have been pledged in  good  faith
shall  not be disregarded and may be  regarded
as  outstanding if the pledgee establishes  to
the  satisfaction of the Trustee the pledge's
right   so  to  act  with  respect   to   such
Certificates and that the pledgee is  not  the
Depositor,  the  Servicer  or  any   Affiliate
thereof.

          Section 6.07.  Access to List of Registered
Certificateholders' Names and Addresses.   The
Trustee  will furnish or cause to be furnished
by  the  Transfer Agent and Registrar  to  the
Servicer, within five (5) Business Days  after
receipt  by the Trustee of a request therefor,
a  list  of  the  names and addresses  of  the
Certificateholders.  If three or more  holders
of  Investor  Certificates (the  Applicants)
apply  to  the  Trustee, and such  application
states   that   the   Applicants   desire   to
communicate with other Certificateholders with
respect  to their rights under this  Agreement
or   any  Supplement  or  under  the  Investor
Certificates and is accompanied by a  copy  of
the communication that such Applicants propose
to  transmit,  then the Trustee, after  having
been    indemnified    to    its    reasonable
satisfaction by such Applicants for its  costs
and  expenses, shall afford or shall cause the
Transfer  Agent and Registrar to  afford  such
Applicants access during normal business hours
to  the most recent list of Certificateholders
of  such Series or all outstanding Series,  as
applicable,  held by the Trustee.   Such  list
shall  be as of a date no more than forty-five
(45) days prior to the date of receipt of such Applicants' request.

          Every     Certificateholder,      by
receiving and holding an Investor Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar nor any of their respective agents, shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Certificateholders hereunder, regardless of the sources from which such information was derived.

                  ARTICLE VII
    OTHER MATTERS RELATING TO THE DEPOSITOR

          SECTION 7.01.  Liability of the Depositor.
The   Depositor  shall  be  liable   for   all
obligations,  covenants,  representations  and
warranties of the Depositor arising  under  or
related to this Agreement.  Except as provided
in the preceding sentence, the Depositor shall
be   liable   only  to  the  extent   of   the
obligations specifically undertaken by it in its capacity as Depositor hereunder.

          Section 7.02.  Limitation on Liability of the
Depositor.   Subject  to  Section   7.01   and
Section 7.03 hereof, neither the Depositor nor
any  of  the  directors, officers,  employees,
affiliates,    stockholders,     agents     or
representatives or advisors of  the  Depositor
shall be under any liability to the Trust, the
Trustee,  the Certificateholders or any  other
Person  for any action taken or for refraining
from  taking  any  action in its  capacity  as
Depositor  pursuant to this Agreement  whether
arising  from express or implied duties  under
this  Agreement; provided, however, that  this
provision  shall not protect the Depositor  or
any  such  Person against any  liability  that
would  otherwise  be  imposed  by  reason   of
willful  misfeasance, bad faith or  negligence
in  the performance of duties or by reason  of
reckless  disregard of obligations and  duties
hereunder.   The Depositor and  any  director,
officer,   employee,  affiliate,  stockholder,
agent,   representative  or  advisor  of   the
Depositor  may  rely  in  good  faith  on  any
document  of  any  kind prima  facie  properly
executed   and   submitted   by   any   Person
respecting any matters arising hereunder.  The
Depositor shall not be under any obligation to
appear  in,  prosecute  or  defend  any  legal
action   that   is  not  incidental   to   its
obligations hereunder and in its reasonable opinion may involve it in any expense or liability.

          Section 7.03.  Depositor Indemnification.  (A)
The  Depositor shall indemnify  and  hold  the
Trust,  for  the benefit of the Beneficiaries,
and the Trustee, harmless from and against any
loss, liability, reasonable expense, damage or
injury suffered or sustained by reason of  any
acts or omissions or alleged acts or omissions
arising  out of or based upon this  Agreement,
including,  but not limited to, any  judgment,
general settlement, reasonable attorneys' fees
and  other costs and expenses incurred by  the
Trustee in connection with the defense of  any
actual  or  threatened action,  proceeding  or
claim  (other  than losses on Receivables  and
amounts  due with respect thereto);  provided,
however,   that   the  Depositor   shall   not
indemnify  the  Trust or the  Trustee  or  any
officer,  director, employee or agent  of  the
Trustee  if such actual or threatened  action,
proceeding  or  claim arose out  of,  or  such
loss, liability, expense, damage or injury was
caused   by   fraud,  negligence,  breach   of
fiduciary duty or willful misconduct by any of
the  foregoing;  provided, further,  that  the
Depositor  shall  not be liable,  directly  or
indirectly,   for  or  in   respect   of   any
indebtedness  evidenced  or  created  by   any
Certificate,  including with  respect  to  any
Enhancement, recourse as to which  is  limited
solely  to  the assets of the Trust  allocated
for   payment  thereof  as  provided  in  this
Agreement   and  any  applicable   Supplement;
provided,  further, that the  Depositor  shall
not  indemnify the Trust, the Trustee  or  any
Beneficiary  for  any  liabilities,  cost   or
expense  of  the  Trust with  respect  to  any
action taken by the Trustee at the request  of
any such Beneficiary to the extent the Trustee
is  fully indemnified by such Beneficiary with
respect to such action or with respect to  any
Federal,  state or local income  or  franchise
taxes  (or  any  interest  or  penalties  with
respect  thereto) required to be paid  by  the
Trust   or   any  Beneficiary  in   connection
herewith  to  any  taxing authority.   In  the
event  that the Trustee is or the Trust Assets
are  liable to any third party (not  including
the  Trustee or its agents or the  Holders  of
the  Investor  Certificates) for  any  losses,
claims, damages or liabilities arising out  of
the   holding  of  the  Receivables   or   the
administration of this Agreement, any  Related
Document  or any related arrangement that  are
not   paid  out  of  the  Trust  Assets,   the
Depositor   (as  holder  of  the  Exchangeable
Certificate) agrees (i) to be liable as though
the  Agreement  and any Supplement  created  a
partnership under the Uniform Partnership  Act
and  (ii) to contribute to the Trust  for  the
benefit   of   such   third   party,   without
limitation  as to the amount, sufficient  cash
to  satisfy and discharge such liability.  The
Trustee  agrees to use any such cash  advanced
by the Depositor to satisfy and discharge such
liability.  The agreement by the Depositor set
forth  in  this  Section shall not  limit  the
liability  of the Depositor hereunder  to  any
Person specified herein.  With respect to  any
liability for which the Depositor would not be
obligated to make a contribution to the Trust,
but  for  the operation of this Section  7.03,
any  party  to  this Agreement that  would  be
liable  for such liability were such liability
not   paid  or  discharged  by  the  Depositor
pursuant to this Section 7.03, shall indemnify
and  hold the Depositor harmless against  such
liability;  provided  that  nothing  in   this
Section  shall be construed to imply that  the
Holders of any Investor Certificates have  any
liability     to    third    parties.      Any
indemnification under this Article VII shall survive the termination of this Agreement and the earlier removal or resignation of the Trustee.

                 ARTICLE VIII
            OTHER MATTERS RELATING
                TO THE SERVICER

          SECTION 8.01.  Liability of the Servicer.  The
Servicer  shall be liable under  this  Article
VIII only to the extent of the obligations specifically undertaken by the Servicer in its capacity as Servicer.

          Section 8.02.  Limitation on Liability of the
Servicer.  Except as provided in Section  8.01
and  Section 8.03 hereof, neither the Servicer
nor any of the directors, officers, employees,
affiliates,       stockholders,        agents,
representatives  or advisors of  the  Servicer
shall be under any liability to the Trust, the
Trustee,  the Certificateholders or any  other
Person  for any action taken or for refraining
from  taking  any  action in its  capacity  as
Servicer pursuant to this Agreement; provided,
however, that this provision shall not protect
the  Servicer or any such Person  against  any
liability  that would otherwise be imposed  by
reason  of willful misfeasance, bad  faith  or
negligence in the performance of duties or  by
reason  of  reckless disregard of  obligations
and  duties hereunder.  The Servicer  and  any
director,    officer,   employee,   affiliate,
stockholder, agent, representative or  advisor
of  the Servicer may rely in good faith on any
document  of  any  kind prima  facie  properly
executed   and   submitted   by   any   Person
respecting any matters arising hereunder.  The
Servicer shall not be under any obligation  to
appear  in,  prosecute  or  defend  any  legal
action   that   is  not  incidental   to   its
obligations hereunder that in its reasonable opinion may involve it in any expense or liability.

          Section 8.03.  Servicer Indemnification of the
Trust  and  the  Trustee.  The Servicer  shall
indemnify and hold harmless the Trust, for the
benefit  of the Beneficiaries, and the Trustee
from   and   against   any  loss,   liability,
reasonable expense, damage or injury  suffered
or   sustained  by  reason  of  any  acts   or
omissions or alleged acts or omissions arising
out   of   or   based  upon  this   Agreement,
including,  but not limited to, any  judgment,
general settlement, reasonable attorneys' fees
and  other costs and expenses incurred by  the
Trustee in connection with the defense of  any
actual  or  threatened action,  proceeding  or
claim  (other  than losses on Receivables  and
amounts  due with respect thereto);  provided,
however, that the Servicer shall not indemnify
the  Trust  or  the Trustee  or  any  officer,
director, employee or agent of the Trustee  if
such  actual or threatened action,  proceeding
or   claim   arose  out  of,  or  such   loss,
liability,  expense,  damage  or  injury   was
caused   by   fraud,  negligence,  breach   of
fiduciary duty or willful misconduct by any of
the  foregoing;  provided, further,  that  the
Servicer  shall  not  be liable,  directly  or
indirectly,   for  or  in   respect   of   any
indebtedness  evidenced  or  created  by   any
Certificate,  including with  respect  to  any
Enhancement, recourse as to which  is  limited
solely  to  the assets of the Trust  allocated
for   payment  thereof  as  provided  in  this
Agreement   and  any  applicable   Supplement;
provided, further, that the Servicer shall not
indemnify  the  Trust,  the  Trustee  or   any
Beneficiary  for  any  liabilities,  cost   or
expense  of  the  Trust with  respect  to  any
action taken by the Trustee at the request  of
any such Beneficiary to the extent the Trustee
is  fully indemnified by such Beneficiary with
respect to such action or with respect to  any
Federal,  state or local income  or  franchise
taxes  (or  any  interest  or  penalties  with
respect  thereto) required to be paid  by  the
Trust   or   any  Beneficiary  in   connection
herewith   to   any  taxing  authority.    The
Servicer shall indemnify and hold harmless the
Trustee and its officers, directors, employees
or   agents   from  and  against   any   loss,
liability,  reasonable  expense,   damage   or
injury suffered or sustained by reason of  the
acceptance  of the Trust by the  Trustee,  the
issuance  by the Trust of the Certificates  or
any  of  the other matters contemplated herein
or  in  any  Supplement (other than losses  on
Receivables  and  amounts  due  with   respect
thereto).   Any  indemnification  under   this
Article  VIII  shall run directly  to  and  be
enforceable by an injured party subject to the
limitations  hereof  and  shall  survive   the
resignation or removal of the Servicer, the resignation or removal of the Trustee and/or the termination of the Trust and shall survive the termination of this Agreement. Any such indemnification shall not be payable from the assets of the Trust.

          Section 8.04.  Merger or Consolidation of, or
Assumption   of,   the  Obligations   of   the
Servicer. Subject to subsection 3.01(a), the Servicer shall not consolidate with or merge into any other entity or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

               (i)  the entity formed by such consolidation
or  into which the Servicer is merged  or  the
Person   which   acquires  by  conveyance   or
transfer  the  properties and  assets  of  the
Servicer substantially as an entirety shall be
a   corporation  or  other  acquiring   entity
organized and existing under the laws  of  the
United  States of America or any State thereof
or  the  District  of  Columbia  and,  if  the
Servicer  is  not the surviving  entity,  such
entity  shall  expressly  assume,  by  written
agreement  supplemental hereto,  executed  and
delivered  to the Trustee, in form  reasonably
satisfactory  to the Trustee, the  performance
of   every  covenant  and  obligation  of  the
Servicer  as  applicable hereunder  and  shall
benefit  from  all the rights granted  to  the
Servicer,  as applicable hereunder.   (To  the
extent  that any right, covenant or obligation
of  the Servicer, as applicable hereunder,  is
inapplicable  to  the successor  entity,  such
successor  entity  shall be  subject  to  such
covenant  or obligation, or benefit from  such
right,   as   would  apply,  to   the   extent
practicable, to such successor entity);

(ii) the Servicer shall have delivered to the
Trustee an Officer's Certificate signed by a
Vice President (or any more senior officer)
stating that such consolidation, merger,
conveyance or transfer and such supplemental
agreement comply with this Section 8.04 and
that all conditions precedent herein provided
for relating to such transaction have been
complied with and an Opinion of Counsel that
such supplemental agreement is legal, valid
and binding and that the entity surviving such
consolidation, conveyance or transfer is
organized and existing under the laws of the
United States of America or any State thereof
or the District of Columbia; and
(iii)     the Servicer shall have delivered
notice to the Rating Agencies of such
consolidation, merger, conveyance or transfer
and the Rating Agency Condition shall have
been satisfied.
          Section 8.05.  The Servicer Not to Resign.
The   Servicer  shall  not  resign  from   the
obligations  and duties hereby imposed  on  it
except   upon  determination  that   (a)   the
performance  of  its duties  hereunder  is  no
longer  permissible under applicable  law  and
(b)  there  is no reasonable action  that  the
Servicer could take to make the performance of
its   duties   hereunder   permissible   under
applicable  law.   No such  resignation  shall
become  effective  until  the  Trustee  or   a
Successor  Servicer  shall  have  assumed  the
responsibilities   and  obligations   of   the
Servicer  in  accordance  with  Section  10.02
hereof.  If the Trustee is unable within sixty
(60) days of the date of such determination to appoint a Successor Servicer, the Trustee shall serve as Successor Servicer hereunder.

          Section 8.06.  Access to Certain Information
Regarding the Receivables; Meet and Confer.

          (a)  The Servicer shall provide to the Trustee
and    its    agents,   as   well    as    any
Certificateholders' Representative, access  to
the  documentation regarding the Accounts  and
the  Receivables, such access  being  afforded
without  charge and as often as requested  but
only  (i)  during normal business hours,  (ii)
subject to the Servicer's normal security  and
confidentiality procedures, (iii) upon receipt
of  written notice at least two Business  Days
in  advance of such visit, and (iv) at offices
designated by the Servicer.  Nothing  in  this
Section   8.06   shall   derogate   from   the
obligation  of the Depositor, the  Trustee  or
the  Servicer  to observe any  applicable  law
prohibiting    disclosure    of    information
regarding the Obligors and the failure of the Servicer to provide access as provided in this
Section 8.06(a) as a result of such obligation shall not constitute a breach of this Section
8.06(a).

(b)  Subject to the provisions of Section
8.06(a)(i) through (iv) above, the Servicer
shall also provide upon reasonable request to
a Certificateholders' Representative access to
one or more senior officers of the Servicer to
discuss the financial position of the Servicer
and its ability to perform its obligations
hereunder.
          Section 8.07.  Delegation of Duties.  In the
ordinary course of business, the Servicer  may
at  any time delegate any duties hereunder  to
any  Person who agrees to conduct such  duties
in accordance with the Charge Card Agreements,
the  Financial Guidelines, this Agreement  and
each  Supplement.   The  Servicer  shall  give
prompt  written notice of any such  delegation
of a material function to the Rating Agencies,
the  Trustee  and  any Enhancement  Providers.
Such delegation shall not relieve the Servicer
of   its  liability  and  responsibility  with
respect   to  such  duties,  and   shall   not
constitute a resignation within the meaning of
Section 8.05 hereof.

          Section 8.08.  Examination of Records.  The
Depositor  and  the  Servicer  shall  indicate
generally  in their respective computer  files
or  other records that the Receivables arising
in  the  Accounts  have been conveyed  to  the
Trust  pursuant  to  this  Agreement  for  the
benefit  of the Beneficiaries.  The  Depositor
and  the Servicer shall, prior to the sale  or
transfer  to  a third party of any  receivable
held in its custody, examine its computer  and
other   records   to   determine   that   such
receivable is not a Receivable.

                  ARTICLE IX
           EARLY AMORTIZATION EVENTS

          SECTION 9.01.  Early Amortization Events.  If
any one of the following events shall occur:

          (a)  the Depositor or the Servicer (or the
Seller, if it is not the Servicer) shall  file
a  petition commencing a voluntary case  under
any chapter of the Federal bankruptcy laws  or
the  Depositor or the Servicer (or the Seller,
as  aforesaid) shall file a petition or answer
or     consent     seeking     reorganization,
arrangement, adjustment, or composition  under
any  other similar applicable Federal or state
law,  or  shall consent to the filing  of  any
such  petition,  answer  or  consent;  or  the
Depositor  or the Servicer (or the Seller,  as
aforesaid)  shall appoint, or consent  to  the
appointment   of,   a   custodian,   receiver,
liquidator, trustee, assignee, sequestrator or
other   similar  official  in  bankruptcy   or
insolvency of it or of any substantial part of its property; or the Depositor or the Servicer
(or the Seller, as aforesaid) shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due;

(b)  any order for relief against the
Depositor or the Servicer (or the Seller, if
it is not the Servicer) shall have been
entered by a court having jurisdiction in the
premises under any chapter of the Federal
bankruptcy laws; or a decree or order by a
court having jurisdiction in the premises
shall have been entered approving as properly
filed a petition seeking reorganization,
arrangement, adjustment, or composition of the
Depositor or the Servicer (or the Seller, as
aforesaid) under any other similar applicable
Federal or state law; or a decree or order of
a court having jurisdiction in the premises
for the appointment of a custodian, receiver,
liquidator, trustee, assignee, sequestrator,
or other similar official in bankruptcy or
insolvency of the Depositor or the Servicer
(or the Seller, as aforesaid) or of any
substantial part of its property or for the
winding up or liquidation of its affairs,
shall have been entered;
(c)  the occurrence of a Servicer Default; or
(d)  the Trust or the Depositor shall become
an "investment company" within the meaning of
the Investment Company Act of 1940, as
amended.
then, subject to applicable law, and after the
applicable   grace   period,   if   any,    an
amortization  event  (an  "Early  Amortization
Event")  shall  occur without  any  notice  or
other action on the part of the Trustee or any
Beneficiary,  immediately upon the  occurrence
of  such  event.   The Trustee  shall  provide
written notice to the Rating Agencies promptly after receipt of written notice of any such event.

          Section 9.02.  Additional Rights Upon the
Occurrence of Certain Events.

          (a)  If a Liquidation Event occurs with
respect to the Depositor, the Depositor  shall
on  the day such Liquidation Event occurs (the
"Appointment  Date")  immediately   cease   to
transfer  Receivables to the Trust  and  shall
promptly  give notice to the Trustee  of  such
Liquidation Event.  Within fifteen  (15)  days
of the Appointment Date, the Trustee shall (i)
publish  a  notice in an Authorized  Newspaper
that  a  Liquidation Event  or  violation  has
occurred and that the Trustee intends to sell,
dispose   of   or   otherwise  liquidate   the
Receivables  on commercially reasonable  terms
and  in  a commercially reasonable manner  and
(ii) give written notice to Certificateholders
describing the provisions of this Section 9.02
and requesting instructions from such Holders.
Unless   the   Trustee  shall  have   received
instructions within thirty (30) days from  the
date  notice pursuant to clause (ii) above  is
first  given from Certificateholders  pursuant
to  a  Consent of Certificateholders,  to  the
effect that such Certificateholders disapprove
of the liquidation of the Receivables and wish
to   continue   having  Principal  Receivables
transferred  to  the  Trust  as   before   the
occurrence of such Liquidation Event then  the
Trustee  shall  promptly sell, dispose  of  or
otherwise liquidate the Receivables, or  cause
to   be   sold,   disposed  of  or   otherwise
liquidated,   in  a  commercially   reasonable
manner  and on commercially reasonable  terms,
which   shall  include  the  solicitation   of
competitive bids.  The Trustee may obtain  and
conclusively  rely upon a prior  determination
from  any applicable conservator, receiver  or
liquidator  that the terms and manner  of  any
proposed sale, disposition or liquidation  are
commercially  reasonable.  The  provisions  of
Section  9.01  hereof and  this  Section  9.02
shall not be deemed to be mutually exclusive.

(b) A "Liquidation Event" shall occur if any Early Amortization Event specified in Section
9.01(a), (b) or (d) of this Agreement occurs with respect to the Servicer or the Depositor.
(c)  The proceeds from the sale, disposition
or liquidation of the Receivables pursuant to subsection (a) above (the "Trust Liquidation
Proceeds") shall be immediately deposited in the Collection Account. The Trustee shall determine conclusively the amount of the Trust
Liquidation Proceeds which are deemed to be Finance Charge Receivables and Principal
Receivables. The Trust Liquidation Proceeds shall be allocated and distributed to Certificateholders in accordance with Article
IV hereof and the terms of each Supplement, and the Trust shall terminate immediately thereafter.
                   ARTICLE X
               SERVICER DEFAULTS

          SECTION 10.01. Servicer Defaults. If any one of the following events (a "Servicer Default") shall occur and be continuing with respect to the Servicer:

          (a)  any failure by the Servicer to make any
payment,  transfer  or  deposit,  or  to  give
instructions or notice to the Trustee to  make
such  payment, transfer or deposit, or to give
notice to the Trustee as to any action  to  be
taken under any Enhancement Agreement, in  any
case  on or before the date occurring two  (2)
Business Days after receipt of written notice of such failure;

(b)  failure on the part of the Servicer duly
to observe or perform its covenant not to
create any lien on any Receivable, which
failure has a material adverse effect on the
Certificateholders and which continues
unremedied for a period of thirty (30) days;
provided, however, that a Servicer Default
shall not be deemed to have occurred if the
Depositor shall have repurchased the affected
Receivables or, if applicable, all of the
Receivables during such period in accordance
with the provisions of this Agreement;
(c)  failure on the part of the Servicer duly
to observe or perform any covenants or
agreements of the Servicer set forth in this
Agreement, including the delivery of any
annual report or certificate pursuant to
Sections 3.05 or 3.06 hereof, which failure
has a material adverse effect on the
Certificateholders and which continues uncured
for a period of thirty (30) days (or, upon
delivery to the Trustee and to
Certificateholders of a Servicer Default
Certificate, such longer period as may be
reasonably necessary to effect a cure) after
the receipt by the Servicer of written notice
of such failure;
(d)  any representation, warranty or
certification made by the Servicer in this
Agreement or in any certificate delivered
pursuant to this Agreement (including any
certificates or statements delivered pursuant
to the requirements of Section 3.04 and
Section 3.05) shall prove to have been
materially incorrect when made and which
continues to be incorrect in any material
respect for a period of thirty (30) days after
receipt of written notice thereof and as a
result of which the interests of the
Certificateholders are materially and
adversely affected; provided, however, that a
Servicer Default shall not be deemed to have
occurred if the Depositor shall have
repurchased the affected Receivables or, if
applicable, all of the Receivables during such
period in accordance with the provisions of
this Agreement; or
(e)  the Servicer shall consent to the
appointment of a conservator or receiver or
liquidator or other similar official in any
bankruptcy, insolvency, readjustment of debt,
marshalling of assets and liabilities or
similar proceedings of or relating to the
Servicer or of or relating to all or
substantially all of its property, or a decree
or order of a court or agency or supervisory
authority having jurisdiction in the premises
for the appointment of a conservator or
receiver or liquidator or other similar
official in any insolvency, readjustment of
debt, marshalling of assets and liabilities or
similar proceedings, or for the winding-up or
liquidation of its affairs, shall have been
entered against the Servicer; or the Servicer
shall admit in writing its inability to pay
its debts generally as they become due, file a
petition to take advantage of any applicable
bankruptcy, insolvency or reorganization
statute, make any assignment for the benefit
of its creditors or voluntarily suspend
payment of its obligations (any such event, an
"Insolvency Event").
          In   the   event  of  any   Servicer
Default,  so  long  as such  Servicer  Default
shall  not have been remedied, the Trustee  or
the   Holders   pursuant  to  a   Consent   of
Certificateholders, by notice  then  given  in
writing   to   the  Servicer  (a  Termination
Notice), may terminate all but not less  than
all  of the rights and obligations (other than
its  obligations that have accrued up  to  the
time  of such termination) of the Servicer  as
Servicer  under this Agreement and in  and  to
the Receivables and the proceeds thereof.  The
Trustee  shall give prompt written  notice  of
any such event to the Rating Agencies, as well
as  any  waivers  or cures of any  such  event
promptly  after  receipt  of  written   notice
thereof.  After receipt by the Servicer  of  a
Termination  Notice, and on the  date  that  a
Successor  Servicer shall have been  appointed
by  the  Trustee  pursuant  to  Section  10.02
hereof,  all  authority  and  power   of   the
Servicer  under this Agreement shall  pass  to
and  be  vested  in  a Successor  Servicer  (a
"Service  Transfer") and, without  limitation,
the Trustee is hereby authorized and empowered
(upon   the   failure  of  the   Servicer   to
cooperate) to execute and deliver,  on  behalf
of   the  Servicer,  as  attorney-in-fact   or
otherwise, all documents and other instruments
upon the failure of the Servicer to execute or
deliver such documents or instruments, and  to
do  and  accomplish all other acts  or  things
necessary   or  appropriate  to   effect   the
purposes  of such Service Transfer;  provided,
however,  that in no event shall the  Servicer
incur  any liability for any such action taken
by   the  Trustee.   The  Servicer  agrees  to
cooperate  with the Trustee and such Successor
Servicer in effecting the termination  of  the
responsibilities and rights of the Servicer to
conduct  servicing  hereunder,  including  the
transfer  to  such Successor Servicer  of  all
authority  of  the  Servicer  to  service  the
Receivables provided for under this Agreement,
including  all authority over all  Collections
which shall on the date of transfer be held by
the  Servicer for deposit, or which have  been
deposited  by the Servicer, in the  Collection
Account, or which shall thereafter be received
with respect to the Receivables.  The Servicer
shall promptly transfer its electronic records
relating  to the Receivables to the  Successor
Servicer  in  such  electronic  form  as   the
Successor Servicer may reasonably request, and
shall   promptly  transfer  to  the  Successor
Servicer all other records, correspondence and
documents    necessary   for   the   continued
servicing of the Receivables in the manner and
at  such times as the Successor Servicer shall
reasonably request.  Gottschalks, as  Servicer
also  agrees to provide such access,  computer
time  and  personnel to the Successor Servicer
as  shall be necessary in order to assist  the
Successor  Servicer  in  assuming  its  duties
hereunder.  To the extent that compliance with
this  Section 10.01 shall require the Servicer
to   disclose   to   the  Successor   Servicer
information  of  any kind which  the  Servicer
reasonably  deems  to  be  confidential,   the
Successor Servicer shall be required to  enter
into    such    customary    licensing     and
confidentiality agreements as the Servicer shall deem necessary to protect its interest.

          Notwithstanding  the  foregoing,   a
delay  in  or  failure  of  performance  under
subsection  (a) of this Section  10.01  for  a
period  of up to five (5) Business Days  after
the applicable grace period, or a delay in  or
failure of performance (or the continuance  of
any  such  delay or failure) under  subsection
(b),  (c) or (d) of this Section 10.01  for  a
period of up to thirty (30) Business Days (or,
upon    delivery    to   the    Trustee    and
Certificateholders  of  a   Servicer   Default
Certificate,   such  longer   period   as   is
reasonably  necessary to effect a cure)  shall
not  constitute  a Servicer  Default  if  such
delay or failure or continuance was caused  by
an  act  of God or the public enemy,  acts  of
declared  or undeclared war, public  disorder,
rebellion  or sabotage, epidemics, landslides,
lightning,   fire,  hurricanes,   earthquakes,
floods   or  similar  causes.   The  preceding
sentence shall not relieve the Servicer of its
obligation to use its best efforts to  perform
its  respective obligations in a timely manner
in accordance with the terms of this Agreement
and  the  Servicer shall provide the  Trustee,
any  Enhancement Providers and  the  Depositor
with  an  Officer's Certificate giving  prompt
notice  of  such  failure  or  delay  by   it,
together with a description of its efforts  so
to  perform  its  obligations.   The  Servicer
shall   immediately  notify  the  Trustee   in
writing of any Servicer Default.

          Section 10.02. Trustee to Act; Appointment of
Successor.

          (a)  On and after the receipt by the Servicer
of  a  Termination Notice pursuant to  Section
10.01  hereof, the Servicer shall continue  to
perform  all  servicing functions  under  this
Agreement  until  the date  specified  in  the
Termination  Notice or otherwise specified  by
the Trustee in writing or, if no such date  is
specified  in  such  Termination  Notice,   or
otherwise  specified by the Trustee,  until  a
date mutually agreed upon by the Servicer  and
Trustee.   The Trustee shall, as  promptly  as
possible  after  the giving of  a  Termination
Notice,  appoint  an Eligible  Servicer  as  a
successor servicer (the "Successor Servicer"),
and  such Successor Servicer shall accept  its
appointment by a written assumption in a  form
acceptable to the Trustee.  In the event  that
a Successor Servicer has not been appointed or
has  not accepted its appointment at the  time
when  the  Servicer ceases to act as Servicer,
the  Trustee,  without further  action,  shall
automatically   be  appointed  the   Successor
Servicer.  The Trustee may delegate any of its
servicing obligations to an Affiliate or agent
in  accordance with Section 3.01  and  Section
8.07  hereof.  Notwithstanding the above,  the
Trustee  shall,  if  it is legally  unable  or
unwilling  so  to  act, petition  a  court  of
competent   jurisdiction   to   appoint    any
established    institution   satisfying    the
definition   of  Eligible  Servicer   as   the
Successor  Servicer  hereunder.   The  Trustee
shall  immediately give notice to  the  Rating
Agencies,   any  Enhancement  Providers,   the
Depositor and the Certificateholders upon  the
appointment of a Successor Servicer.  No party
serving   as   Trustee  hereunder   shall   be
obligated to serve as Successor Servicer after
such   party   ceases  to  serve  as   Trustee
hereunder.

(b)  Upon its appointment, the Successor
Servicer shall be the successor in all
respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer; provided, however, that
(i) the Successor Servicer shall not be deemed to have assumed any liability for any duties, responsibilities or obligations of any predecessor Servicer, (ii) Section 3.03(c) and
(d) hereof shall not apply to any Successor
Servicer, and (iii) the Successor Servicer shall not be required to advance funds hereunder or under any Supplement. Any
Successor Servicer, by its acceptance of its appointment, will automatically agree to be bound by the terms and provisions of any Enhancement Agreement.
(c)  In connection with any Termination
Notice, the Trustee will review any bids which it obtains from Eligible Servicers and shall be permitted to appoint any Eligible Servicer submitting such a bid as a Successor Servicer for servicing compensation not in excess of the Servicing Fee (provided that if all such bids exceed the Servicing Fee the Depositor, at its own expense, shall pay when due the amount of any compensation in excess of the Servicing Fee provided such excess fee shall have been determined by the Trustee in good faith to be necessary in order to appoint the Successor Servicer); provided, however, that the Depositor shall be responsible for payment of the Depositor's portion of the Servicing
Fee as determined pursuant to this Agreement and all other amounts in excess of the aggregate of the Monthly Servicing Fees specified in the Supplements and that no such monthly compensation paid out of Collections shall be in excess of such aggregate of the Monthly Servicing Fees.
(d)  All authority and power granted to the
Successor Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section
12.01 hereof, and shall pass to and be vested in the Depositor and, without limitation, the Depositor is hereby authorized and empowered to execute and deliver, on behalf of the Successor Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Successor Servicer agrees to cooperate with the Depositor in effecting the termination of the responsibilities and rights of the Successor
Servicer to conduct servicing on the
Receivables. The Successor Servicer shall transfer its electronic records relating to the Receivables to the Depositor in such electronic form as the Depositor may reasonably request and shall transfer all other records, correspondence and documents to the Depositor in the manner and at such times as the Depositor shall reasonably request. To the extent that compliance with this Section
10.02 shall require the Successor Servicer to disclose to the Depositor information of any kind which the Successor Servicer deems to be confidential, the Depositor shall be required to enter into such customary licensing and confidentiality agreements as the Successor
Servicer shall deem necessary to protect its interests.
                  ARTICLE XI
                  THE TRUSTEE

          SECTION 11.01. Duties of Trustee.

          (a)  The Trustee, prior to the occurrence of
any  Servicer  Default of which a  Responsible
Officer  of  the Trustee has actual  knowledge
and  after the curing of all Servicer Defaults
which may have occurred, undertakes to perform
such  duties  and  only  such  duties  as  are
specifically set forth in this Agreement,  and
no  implied covenants or duties shall be  read
into this Agreement against the Trustee.   If,
to  the  actual  knowledge  of  a  Responsible
Officer of the Trustee, a Servicer Default has
occurred  (and such Servicer Default  has  not
been  cured  or  waived),  the  Trustee  shall
exercise such of the rights and powers  vested
in  it  by  this Agreement, and use  the  same
degree of care and skill in their exercise, as
a  prudent person would exercise or use  under
the  circumstances in the conduct of  his  own
affairs;  provided,  however,  that   if   the
Trustee  shall  assume  the  duties   of   the
Servicer  pursuant to Section 8.05 or  Section
10.02 hereof, the Trustee, in performing such duties, shall use the degree of skill and attention customarily exercised by a servicer with respect to comparable receivables that it services for itself or others.

(b)  The Trustee, upon receipt of all
resolutions, certificates, statements,
opinions, reports, documents, orders or other instruments that are specifically required to be furnished to it pursuant to any provision of this Agreement, shall, subject to Section
11.02, examine each of the foregoing to
determine whether they conform substantially to the requirements of this Agreement.
(c)  Subject to subsection (a) above, no
provision of this Agreement shall be construed to relieve the Trustee of liability for its own negligent action, its own negligent failure to act or its own willful misconduct;
provided, however, that:
               (i)  the Trustee shall not be personally
liable for an error of judgment made in good faith by a Responsible Officer or Responsible
Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(ii) the Trustee shall not be charged with
knowledge of any Servicer Default or the
failure by the Servicer to comply with the
obligations of the Servicer referred to in
subsections (a), (b) and (c) of Section 10.01
hereof unless a Responsible Officer of the
Trustee obtains actual knowledge of such
failure;
(iii)     the Trustee shall not be charged
with knowledge of an Early Amortization Event
unless a Responsible Officer of the Trustee
obtains actual knowledge thereof; and
(iv) the Trustee shall not be personally
liable with respect to any action taken,
suffered or omitted to be taken by it in good
faith in accordance with the direction of
Certificateholders aggregating more than 66-
2/3% of the Invested Amount of any Series
relating to the time, method and place of
conducting any proceeding for any remedy
available to the Trustee with respect to such
Series, or exercising any trust or power
conferred upon the Trustee with respect to
such Series, under this Agreement.
          (d)  The Trustee shall not be required to
expend  or  risk  its own funds  or  otherwise
incur  financial liability in the  performance
of  any  of  its duties hereunder  or  in  the
exercise  of any of its rights or  powers,  if
there is reasonable ground for believing  that
the   repayment  of  such  funds  or  adequate
indemnity  against such risk or  liability  is
not  reasonably assured to it, and none of the
provisions contained in this Agreement  shall,
in  any event, require the Trustee to perform,
or   be   responsible  for   the   manner   of
performance   of,  any  obligations   of   the
Servicer  under this Agreement  except  during
such time, if any, as the Trustee shall be the
successor  to, and be vested with the  rights,
duties, powers and privileges of, the Servicer
in   accordance   with  the  terms   of   this
Agreement.  Notwithstanding the foregoing, the
Trustee  is entitled to indemnification  under
Section  7.03  and Section 8.03  hereof  while
acting as Successor Servicer.

(e)  Except as expressly provided in this
Agreement, the Trustee shall have no power to
vary the corpus of the Trust including the
power to (i) accept any substitute obligation
for a Receivable initially assigned to the
Trust under Section 2.01 or Section 2.05
hereof, (ii) add any other investment,
obligation or security to the Trust or (iii)
withdraw from the Trust any Receivables.
(f)  If, to the actual knowledge of a
Responsible Officer of the Trustee, the
Transfer Agent and Registrar shall fail to
perform any obligation, duty or agreement in
the manner or on the day required to be
performed under this Agreement, the Trustee
shall be obligated promptly after a
Responsible Officer of the Trustee acquires
actual knowledge thereof to perform such
obligation, duty or agreement in the manner so
required.
(g)  Notwithstanding any other provision
contained in this Agreement, the Trustee is
not acting as, and shall not be deemed to be,
a fiduciary for any Enhancement Provider in
its capacity as such or as a Beneficiary, and
the Trustee's sole responsibility with respect
to said parties shall be to perform those
duties with respect to said parties as are
specifically set forth herein and no implied
duties or obligations shall be read into this
Agreement against the Trustee with respect to
any such party.
          Section 11.02. Certain Matters Affecting the
Trustee.   Except  as  otherwise  provided  in
Section 11.01 hereof:

          (a)  the Trustee may conclusively rely on and
shall  be fully protected in acting on, or  in
refraining from acting in accordance with, any
resolution,  Officers Certificate, certificate
of   auditors   or   any  other   certificate,
statement,   instrument,   opinion,    report,
notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

(b)  the Trustee may consult with counsel and
any advice or Opinion of Counsel shall be full
and complete authorization and protection in
respect of any action taken or suffered or
omitted by it hereunder in good faith and in
accordance with such advice or Opinion of
Counsel;
(c)  the Trustee shall be under no obligation
to exercise any of the rights or powers vested
in it by this Agreement or any Enhancement, or
to institute, conduct or defend any litigation
hereunder or in relation hereto, at the
request, order or direction of any of the
Certificateholders or any Enhancement
Provider, pursuant to the provisions of this
Agreement, unless such Certificateholders or
Enhancement Providers shall have offered to
the Trustee reasonable security or indemnity
against the costs, expenses and liabilities
which may be incurred therein or thereby;
(d)  the Trustee shall not be personally
liable for any action taken, suffered or
omitted by it in good faith and believed by it
to be authorized or within the discretion or
rights or powers conferred upon it by this
Agreement or any Enhancement;
(e)  the Trustee shall not be bound to make
any investigation into the facts of matters
stated in any resolution, certificate,
statement, instrument, opinion, report,
notice, request, consent, order, approval,
bond or other paper or document;
(f)  the Trustee may execute any of the trusts
or powers hereunder or perform any duties
hereunder either directly or by or through
agents or attorneys or a custodian, and the
Trustee shall not be responsible for the
supervision of or any misconduct or negligence
on the part of any such agent, attorney or
custodian appointed with due care by it
hereunder except when such appointment was
made in the capacity of Successor Servicer;
(g)  except as may be required by Section
11.01(a) hereof, the Trustee shall not be
required to make any initial or periodic
examination of any documents or records
related to the Receivables or the Accounts for
the purpose of establishing the presence or
absence of defects, the compliance by the
Depositor with its representations and
warranties or for any other purpose;
(h)  whenever in the administration of this
Agreement the Trustee shall deem it desirable
that a matter be proved or established prior
to taking, suffering or omitting any action
hereunder, the Trustee (unless other evidence
be herein specifically prescribed) may in the
absence of bad faith on its part, request and
conclusively rely upon all Officer's
Certificates received by it; and
(i)  the right of the Trustee to perform any
discretionary act enumerated in this Agreement
or any Supplement not otherwise required in
the performance of its obligations hereunder
shall not be construed as a duty, and the
Trustee shall not be answerable for
performance of any such act.
          Section 11.03. Trustee Not Liable for Recitals
in   Certificates.   The  Trustee  assumes  no
responsibility  for  the  correctness  of  the
recitals   contained   herein   and   in   the
Certificates  (other than the  certificate  of
authentication  on the Certificates).   Except
as  set  forth  in Section 11.14  hereof,  the
Trustee  makes no representations  as  to  the
validity  or sufficiency of this Agreement  or
of    the   Certificates   (other   than   the
certificate   of   authentication    on    the
Certificates) or of any Receivable or  related
document or any security interest of the Trust
therein.  The Trustee shall not be accountable
for the use or application by the Depositor of
any of the Certificates or of the proceeds  of
such   Certificates,  or  for   the   use   or
application of any funds paid to the Depositor
in  respect of the Receivables or deposited in
or  withdrawn from the Collection  Account  or
any Series Account.  The Trustee shall have no
responsibility  for filing  any  financing  or
continuation statement in any public office at
any  time  or to otherwise perfect or maintain
the  perfection  of any security  interest  or
Lien  granted  to  it  hereunder  (unless  the
Trustee   shall  have  become  the   Successor
Servicer) or to prepare or file any Securities and Exchange Commission filing for the Trust or to record this Agreement or any Supplement.

          Section 11.04. Trustee May Own Certificates.
The  Trustee, in its individual or  any  other
capacity,  may become the owner or pledgee  of
Investor  Certificates and may deal  with  the
Depositor,  the  Servicer and any  Enhancement
Provider with the same rights as it would have
if  it  were not the Trustee.  The Trustee  in
its  capacity  as Trustee shall  exercise  its
duties    and    responsibilities    hereunder
independent of and without reference to its investment, if any, in Certificates.

          Section 11.05. The Servicer to Pay Trustee's
Fees and Expenses.  The Servicer covenants and
agrees  to  pay to the Trustee  from  time  to
time,  and  the Trustee shall be  entitled  to
receive  reasonable compensation (which  shall
not  be  limited by any provision  of  law  in
regard  to  compensation of a  Trustee  of  an
express  trust) for all services  rendered  by
the  Trustee  in the execution  of  the  trust
hereby   created  and  in  the  exercise   and
performance  of any of the powers  and  duties
hereunder  of  the Trustee,  and,  subject  to
Section 8.04 hereof, the Servicer will pay  or
reimburse  the  Trustee (without reimbursement
from  any  Collection Account  or  and  Series
Account)  upon its request for all  reasonable
expenses   (including,   without   limitation,
expenses  in  connection with all  notices  or
other  communications  to Certificateholders),
disbursements and advances incurred or made by
the  Trustee  in accordance with  any  of  the
provisions  of  this Agreement (including  the
reasonable  fees and expenses of  its  agents,
any  co-trustee and counsel) except  any  such
expense, disbursement or advance as may  arise
from   its   negligence,  willful  misconduct,
breach  of  fiduciary duty or  bad  faith  and
except  as  provided in the  second  following
sentence.  The Servicer's covenants to pay the
expenses, disbursements and advances  provided
for  in  the preceding sentence shall  survive
the  termination  of  this  Agreement  or  the
earlier removal or resignation of the Trustee.
If the Trustee is appointed Successor Servicer
pursuant   to   Section  10.02   hereof,   the
provisions  of  this Section 11.05  shall  not
apply  to expenses, disbursements and advances
made  or  incurred  by  the  Trustee  in   its
capacity as Successor Servicer, which shall be
paid with amounts distributed as Servicing Fee
or  as  otherwise agreed upon by  the  parties
hereto  in  writing.  To the extent,  if  any,
that   any  federal,  state  or  local   taxes
(including income and franchise taxes) are payable by the Trust, such taxes shall be payable solely out of Trust Assets and not out of the personal assets of the Trustee and the Servicer shall not be obligated to pay the amount of any such tax.

          Section 11.06. Eligibility Requirements for
Trustee.  The Trustee hereunder shall  at  all
times  be  a corporation organized  and  doing
business  under the laws of the United  States
of  America  or  any state thereof  authorized
under  such  laws to exercise corporate  trust
powers,  which shall be, or shall be  directly
or  indirectly  wholly-owned by,  an  Eligible
Institution, and which shall have  a  combined
capital  and  surplus of at least $100,000,000
and  be  subject to supervision or examination
by   Federal  or  state  authority.   If  such
corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then, for the purpose of this Section 11.06, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 11.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 11.07 hereof.

          Section 11.07. Resignation or Removal of
Trustee.

          (a)  The Trustee may at any time resign and be
discharged  from the trust hereby  created  by
giving written notice thereof to the Depositor
and  the Servicer.  Upon receiving such notice
of  resignation, the Depositor shall  promptly
appoint   a   successor  trustee  by   written
instrument,  in duplicate, one copy  of  which
instrument shall be delivered to the resigning
Trustee and one copy to the successor trustee.
If  no  successor trustee shall have  been  so
appointed and have accepted appointment within
thirty  (30)  days after the  giving  of  such
notice  of resignation, the resigning  Trustee
may    petition   any   court   of   competent
jurisdiction   for   the  appointment   of   a
successor trustee.

(b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 11.06 hereof and shall fail to resign after written request therefor by the Servicer, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or if a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicer may with the Consent of Certificateholders (not to be unreasonably withheld), but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.
(c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this
Section 11.07 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 11.08 hereof.
(d)  The Trustee shall not be liable for any
acts or omissions of any Successor Trustee.
          Section 11.08. Successor Trustee.

          (a)  Any successor trustee appointed as
provided   in   Section  11.07  hereof   shall
execute,  acknowledge  and  deliver   to   the
Depositor  and to its predecessor  Trustee  an
instrument    accepting    such    appointment
hereunder,  and  thereupon the resignation  or
removal  of  the  predecessor  Trustee   shall
become  effective and such successor  trustee,
without  any  further act, deed or conveyance,
shall become fully vested with all the rights,
powers,   duties   and  obligations   of   its
predecessor hereunder, with like effect as  if
originally  named  as  Trustee  herein.    The
predecessor  Trustee  shall  deliver  to   the
successor  trustee  all  documents  or  copies
thereof,  at the expense of the Servicer,  and
statements  held  by  it  hereunder;  and  the
Depositor  and  the predecessor Trustee  shall
execute  and deliver such instruments  and  do
such   other  things  as  may  reasonably   be
required  for fully and certainly vesting  and
confirming in the successor trustee  all  such
rights,  power,  duties and obligations.   The
Servicer shall immediately give notice to each Rating Agency and the Certificateholders upon the appointment of a successor trustee.

(b)  No successor trustee shall accept
appointment as provided in this Section 11.08
unless at the time of such acceptance such
successor trustee shall be eligible under the
provisions of Section 11.06 hereof and shall
have been approved by a Consent of
Certificateholders, which consent shall not be
unreasonably withheld.
(c)  Upon acceptance of appointment by a
successor trustee as provided in this Section
11.08, such successor trustee shall mail
notice of such succession hereunder to all
Certificateholders at their addresses as shown
in the Certificate Register.
          Section 11.09. Merger or Consolidation of
Trustee.   Any Person into which  the  Trustee
may  be  merged or converted or with which  it
may  be  consolidated, or any Person resulting
from  any  merger, conversion or consolidation
to  which the Trustee shall be a party, or any
Person succeeding to all or substantially  all
of   the  corporate  trust  business  of   the
Trustee, shall be the successor of the Trustee
hereunder  without the execution or filing  of
any  paper or any further act on the  part  of
any  of  the  parties  hereto,  provided  such
corporation  shall  be  eligible   under   the
provisions of Section 11.06 hereof, anything herein to the contrary notwithstanding.

          Section 11.10. Appointment of Co-Trustee or
Separate Trustee.

          (a)  Notwithstanding any other provisions of
this  Agreement, at any time, for the  purpose
of  meeting  any  legal  requirements  of  any
jurisdiction  in which any part of  the  Trust
may  at the time be located, the Trustee shall
have the power and may execute and deliver all
instruments to appoint one or more Persons  to
act   as  a  co-trustee  or  co-trustees,   or
separate trustee or separate trustees, of  all
or  any part of the Trust, and to vest in such
Person  or Persons, in such capacity  and  for
the  benefit  of the Certificateholders,  such
title to the Trust, or any part thereof,  and,
subject  to  the  other  provisions  of   this
Section    11.10,    such   powers,    duties,
obligations, rights and trusts as the  Trustee
may  consider necessary or desirable.  No  co-
trustee or separate trustee hereunder shall be
required to meet the terms of eligibility as a
successor  trustee under Section 11.06  hereof
and  no  notice to Certificateholders  of  the
appointment  of  any  co-trustee  or  separate
trustee shall be required under Section  11.08
hereof.

(b)  Every separate trustee and co-trustee
shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:
               (i)  all rights, powers, duties and
obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii) no trustee hereunder shall be personally
liable by reason of any act or omission of any
other trustee hereunder; and
(iii)     the Trustee may at any time accept
the resignation of or remove any separate
trustee or co-trustee.
          (c)  Any notice, request or other writing
given  to the Trustee shall be deemed to  have
been  given  to  each  of  the  then  separate
trustees and co-trustees, as effectively as if
given  to  each  of  them.   Every  instrument
appointing  any separate trustee or co-trustee
shall   refer  to  this  Agreement   and   the
conditions of this Article XI.  Each  separate
trustee and co-trustee, upon its acceptance of
the trusts conferred, shall be vested with the
estates   or   property   specified   in   its
instrument of appointment, either jointly with
the  Trustee or separately, as may be provided
therein, subject to all the provisions of this
Agreement,   specifically   including    every
provision  of this Agreement relating  to  the
conduct  of,  affecting the liability  of,  or
affording  protection to, the Trustee.   Every
such  instrument  shall  be  filed  with   the
Trustee and a copy thereof given to the Servicer.

(d)  Any separate trustee or co-trustee may at
any time constitute the Trustee, its agent or
attorney-in-fact, with full power and
authority, to the extent not prohibited by
law, to do any lawful act under or in respect
of this Agreement on its behalf and in its
name.  If any separate trustee or co-trustee
shall die, become incapable of acting, resign
or be removed, all of its estates, properties,
rights, remedies and trusts shall vest in and
be exercised by the Trustee, to the extent
permitted by law, without the appointment of a
new or successor trustee.
          Section 11.11. Tax Returns.  Notwithstanding
Section  3.07  hereof, in the event  that  the
Trust  shall be required to file tax  returns,
the  Servicer shall at its expense prepare  or
cause  to be prepared any tax returns required
to  be  filed by the Trust and, to the  extent
possible,  shall  remit such  returns  to  the
Trustee  for signature at least five (5)  days
before such returns are due to be filed.   The
Trustee is hereby authorized to sign any  such
return  on behalf of the Trust.  The Servicer,
in   accordance   with  the   terms   of   any
Supplement, shall prepare or shall cause to be
prepared all tax information required  by  law
to  be distributed to Certificateholders.  The
Trustee  will  distribute  or  cause   to   be
distributed    such   information    to    the
Certificateholders.    The    Trustee,    upon
request,  will furnish the Servicer  with  all
such  information  in the  possession  of  the
Trustee  as  may  be  reasonably  required  in
connection  with the preparation  of  all  tax
returns  of the Trust and shall, upon request,
execute  such return.  In no event  shall  the
Trustee  be liable for any liabilities,  costs
or    expenses   of   the   Trust    or    the
Certificateholders arising under any tax law, including without limitation federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty or addition with respect thereto or arising from a failure to comply therewith).

Section 11.12. Trustee May Enforce Claims
Without   Possession  of  Certificates.    All
rights   of  action  and  claims  under   this
Agreement   or   the   Certificates   may   be
prosecuted and enforced by the Trustee without
the  possession of any of the Certificates  or
the   production  thereof  in  any  proceeding
relating  thereto,  and  any  such  proceeding
instituted by the Trustee shall be brought  in
its  own  name  as trustee.  Any  recovery  of
judgment  shall,  after  provision   for   the
payment   of   the  reasonable   compensation,
expenses,  disbursements and advances  of  the
Trustee,  its agents and counsel, be  for  the
ratable    benefit   of    any    Series    of
Certificateholders in respect of which such judgment has been obtained.

          Section 11.13. Suits for Enforcement.  If a
Servicer   Default  of  which  a   Responsible
Officer  of  the Trustee has actual  knowledge
shall occur and be continuing, the Trustee, in
its  discretion may, subject to the provisions
of  Section  10.01 hereof, proceed to  protect
and  enforce its rights and the rights of  any
affected    Certificateholders   under    this
Agreement  by  suit, action or  proceeding  in
equity or at law or otherwise, whether for the
specific   performance  of  any  covenant   or
agreement  contained in this Agreement  or  in
aid  of the execution of any power granted  in
this  Agreement or for the enforcement of  any
other legal, equitable or other remedy as  the
Trustee, being advised by counsel, shall  deem
most  effectual to protect and enforce any  of
the  rights  of  the Trustee or  any  affected
Series  of Certificateholders.  Nothing herein
contained  shall  be deemed to  authorize  the
Trustee  to authorize or consent to or  accept
or  adopt  on  behalf of any Certificateholder
any   plan   of  reorganization,  arrangement,
adjustment   or   composition  affecting   the
Certificates or the rights of any Holder thereof, or authorize the Trustee to vote in respect of the claim of any Certificateholder in any such proceeding.

          Section 11.14. Representations and Warranties
of   Trustee.   The  Trustee  represents   and
warrants that:

               (i)  the Trustee is a banking corporation
organized, existing and in good standing under the laws of the State of New York;

(ii) the Trustee has full power, authority and
right to execute, deliver and perform this
Agreement and each Supplement, and has taken
all necessary action to authorize the
execution, delivery and performance by it of
this Agreement and each Supplement; and
(iii)     this Agreement and each Supplement
has been, or will be, as applicable, duly
executed and delivered by the Trustee and
constitutes a legal, valid and binding
obligation of the Trustee enforceable against
the Trustee in accordance with its terms
except as such enforceability may be limited
by applicable bankruptcy, insolvency,
reorganization, moratorium or other similar
laws now or hereafter in effect affecting the
enforcement of creditors' rights generally and
except as such enforceability may be limited
by general principles of equity (whether
considered in a suit at law or in equity) and
the availability of equitable remedies.
          Section 11.15. Maintenance of Office or
Agency.   The  Trustee will  maintain  at  its
expense in The City of New York, an office  or
offices  or  agency or agencies where  notices
and  demands to or upon the Trustee in respect
of  the Certificates and this Agreement may be
served.  The Trustee initially designates  its
Corporate Trust Office as its office for  such
purposes  in New York.  The Trustee will  give
prompt  written notice to the Servicer and  to
Certificateholders  of  any  change   in   the
location of the Certificate Register or any such office or agency.

          Section 11.16. Rights of Trustee Upon the
Occurrence  of  an Early Amortization  Event..
Notwithstanding any provision to the  contrary
herein  or in any Series Supplement, upon  the
occurrence of any Early Amortization Event, in
no  event  shall  the Trustee be  required  to
exercise any of its rights or powers on behalf
of   any  or  all  of  the  Certificateholders
(including,   but   not   limited   to,    the
institution  of any legal proceedings  or  any
action  in  connection therewith), whether  or
not   requested  by  such  Certificateholders,
unless  the Trustee has first been indemnified
to  its  reasonable satisfaction  against  all
expenses, claims, liabilities, losses, damages
or  injuries before exercising any such  right
or  power.   This Section 11.16 shall  not  be
modified, supplemented or amended without the prior written consent of the Trustee.

                  ARTICLE XII
                  TERMINATION

          SECTION 12.01. Termination of Trust.  The
Trust  and  the  respective  obligations   and
responsibilities   of   the   Depositor,   the
Servicer and the Trustee created hereby (other
than  the  obligation of the Trustee  to  make
payments  to  Certificateholders as  hereafter
set   forth)  shall  terminate,  except   with
respect  to  the duties described  in  Section
7.03,   Section  8.03  and  Section   12.02(b)
hereof,  upon  the earlier of (such  date  the
Trust   Termination  Date),  (i)   the   day
following  the Distribution Date on which  the
Invested  Amount  for  all  Series   and   the
Exchangeable   Amount  (as  defined   in   the
applicable Supplements) is zero (ii) the  time
provided in Section 9.02(c) hereof, and  (iii)
twenty  one (21) years less one day after  the
death  of  the  last survivor of  any  of  the
descendants  living  on  the  date  hereof  of
Joseph  P.  Kennedy, father of John Fitzgerald
Kennedy.   The Servicer shall give the  Rating
Agencies prompt notice of the termination of the Trust.

          Section 12.02. Final Distribution.

          (a)  The Servicer shall give the Trustee at
least  thirty  (30) days prior notice  of  the
Distribution  Date  on  which  the  respective
Certificateholders of any Series or  Class  or
the holder of the Exchangeable Certificate may
surrender  their  respective Certificates  for
payment  of  the  final  distribution  on  and
cancellation of such Certificates (or, in  the
event  of a final distribution resulting  from
the  application  of Section 2.03  or  Section
9.01  hereof, notice of such Distribution Date
promptly  after  the Servicer  has  determined
that  a final distribution will occur, if such
determination  is made less than  thirty  (30)
days  prior to such Distribution Date).   Such
notice  shall  be accompanied by an  Officer's
Certificate   setting  forth  the  information
specified in Section 3.05 hereof covering  the
period  during the then-current calendar  year
through  the date of such notice.   Except  as
otherwise  provided  in  any  Supplement,  not
later than the fifth day of the month in which
the  final  distribution in  respect  of  such
Series or Class or Exchangeable Certificate is
payable to Certificateholders or the holder of
the  Exchangeable Certificate, as  applicable,
the   Trustee  shall  provide  notice  to  the
respective Certificateholders specifying (i) the date upon which final payment thereof will be made upon presentation and surrender of the related Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record
Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of the related
Certificates at the office or offices therein specified. The Trustee shall give such notice to the Transfer Agent and Registrar and the Rating Agencies at the time such notice is given to the respective Certificateholders.

(b)  Notwithstanding a final distribution to
the Certificateholders of any Series or Class
or the holder of the Exchangeable Certificate
(or the termination of the Trust), except as
otherwise provided in this subsection (b) and
in any Supplement, all funds then on deposit
in the Collection Account and any Series
Account allocated to such Certificateholders
or the Holder of the Exchangeable Certificate
shall continue to be held in trust for the
benefit of such Certificateholders or the
Holder of the Exchangeable Certificate, as
applicable, and the Trustee shall pay such
funds to such Certificateholders upon
surrender of the related Certificates (and any
excess shall be paid in accordance with the
terms of any Enhancement Agreement).  Except
as provided in any Supplement, in the event
that all such Certificateholders shall not
surrender their Certificates for cancellation
within six months after the date specified in
the notice from the Trustee described in
subsection (a) above, the Trustee shall give a
second notice to the remaining such
Certificateholders to surrender their
Certificates for cancellation and receive the
final distribution with respect thereto.  If
within one year after the second notice all
such Certificates shall not have been
surrendered for cancellation, the Trustee may
take appropriate steps, or may appoint an
agent to take appropriate steps, to contact
the remaining such Certificateholders
concerning surrender of their Certificates,
and the cost thereof shall be paid out of the
funds in the Collection Account or, if
applicable, any Series Account held for the
benefit of such Certificateholders.  The
Trustee shall pay to the Depositor any monies
held by it for the payment of principal or
interest that remain unclaimed for two years.
After payment to the Depositor,
Certificateholders entitled to the money must
look to the Depositor for payment as general
creditors unless an applicable abandoned
property law designates another Person.
(c)  In the event that (i) the Invested Amount
with respect to any Series is greater than
zero on its Termination Date or (ii) the
Exchangeable Amount is greater than zero on
the Termination Date with respect to the
Exchangeable Certificate, in each case after
giving effect to deposits and distributions
otherwise to be made on such Termination Date,
the Trustee will use its best efforts to sell
or cause to be sold on such Termination Date
Receivables (or interests therein) in an
amount equal to the interest in the Pool
Balance represented by such Certificates.  The
net proceeds (the Termination Proceeds) from
such sale shall be immediately deposited into
the Collection Account for the benefit of the
Certificateholders of such Series and the
holder of the Exchangeable Certificate and
Subordinated Certificate, as applicable.  The
Termination Proceeds shall be allocated and
distributed to the Holders of Investor
Certificates of such Series and the holder of
the Exchangeable Certificate, as applicable,
in accordance with the terms of the applicable
Supplement.
          Section 12.03. Depositor's Termination Rights.
Upon  termination  of the  Trust  pursuant  to
Section 12.01 hereof and the surrender of  the
Exchangeable  Certificate, the  Trustee  shall
transfer,  assign and convey to the  Depositor
or    its    designee,    without    recourse,
representation or warranty, all  right,  title
and  interest of the Trust in the Receivables,
whether  then existing or thereafter  created,
all  monies  due  or  to become  due  and  all
amounts received with respect thereto and  all
proceeds thereof, except for amounts  held  by
the   Trustee  pursuant  to  Section  12.02(b)
hereof, and all of the Depositor's rights, remedies, powers and privileges with respect to such Receivables under the Receivables
Purchase Agreement. The Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Depositor to vest in the Depositor or its designee all right, title and interest that the Trust had in all such property.

                 ARTICLE XIII
           MISCELLANEOUS PROVISIONS

          SECTION 13.01. Amendment.

          (a)  This Agreement or any Supplement may be
amended from time to time by the Servicer, the
Depositor, the Trustee and (if the  Seller  is
not    the   Servicer)   the   Seller,    upon
satisfaction  of the Rating Agency  Condition,
without   the   consent   of   any   of    the
Certificateholders:

               (i)  to add to the covenants of the Depositor
for the benefit of the Certificateholders,  or
to   surrender  any  right  or  power   herein
conferred upon the Depositor; or

(ii) to cure any ambiguity, to correct or supplement any provision herein which may be defective or inconsistent with any other provision herein or in the Certificates provided, that such action shall not, as evidenced by an Opinion of Counsel for the Depositor, addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder or the Holder of the Exchangeable Certificate.
Notwithstanding anything contained herein to the contrary, the Trustee may at any time and from time to time amend, modify or supplement the form of Distribution Date Statement.

          (b)  This Agreement or any Supplement may also
be  amended from time to time by the Servicer,
the    Depositor   and   the   Trustee,   upon
satisfaction  of the Rating Agency  Condition,
with  the  consent of (i) the  Holder  of  the
Exchangeable  Certificate,  if  it  would   be
adversely affected by such amendment, and (ii)
the    Holders    of   Investor   Certificates
evidencing  more  than 50%  of  the  aggregate
unpaid   principal  amount  of  the   Investor
Certificates   of   each  adversely   affected
Series,   for  the  purpose  of   adding   any
provisions to or changing in any manner or eliminating or waiving any of the provisions of this Agreement or any Supplement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall:

               (i) reduce in any manner the amount or delay the timing of any distributions to be made to Certificateholders or deposits of amounts to be so distributed;

(ii) change the definition or the manner of
calculating the interest of any
Certificateholder without the consent of each
affected Certificateholder;
(iii)     reduce the amount available under
any Enhancement without the consent of each
affected Certificateholder;
(iv) reduce the aforesaid percentage required
to consent to any such amendment without the
consent of each affected Certificateholder; or
(v)  adversely affect the rating of any Series
or Class by any Rating Agency without the
consent of the Holders of Investor
Certificates of such Series or Class
evidencing more than 50% of the aggregate
unpaid principal amount of the Investor
Certificates of such Series or Class.
          Any   amendment   to   be   effected
pursuant  to  this  subsection  (b)  shall  be
deemed  to  adversely affect  all  outstanding
Series, other than any Series with respect  to
which  such action shall not, as evidenced  by
an  Opinion  of  Counsel  for  the  Depositor,
addressed   and  delivered  to  the   Trustee,
adversely  affect in any material respect  the
interests   of   any   Holder   of    Investor
Certificates of such Series.  The Trustee may,
but  shall not be obligated to, enter into any
such  amendment  which affects  the  Trustee's
rights,   duties  or  immunities  under   this
Agreement or otherwise.

          (c)  Promptly after the execution of any such
amendment   or  consent,  the  Trustee   shall
furnish notification of the substance of such amendment to each Certificateholder and the Servicer shall furnish notification of the substance of such amendment to each Rating
Agency and each Enhancement Provider.

(d) It shall not be necessary for the consent of Certificateholders under this Section 13.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.
The manner of obtaining such consents and of evidencing the authorization of the execution thereof by the Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.
(e)  Notwithstanding anything in this Section
13.01 to the contrary, no amendment may be made to this Agreement or any Supplement that would adversely affect in any material respect the interests of any Enhancement Provider without the consent of such Enhancement
Provider.
(f)  Notwithstanding the foregoing, and
subject to clause (c) above, any amendment may be made without satisfaction of the Rating
Agency Condition with the Consent of
Certificateholders of each affected Series if the notice proposing such amendment specifies that the Rating Agency Condition will not be satisfied and that the rating of the affected
Series may be downgraded or withdrawn as a result thereof.
(g)  Any Supplement executed in accordance
with the provisions of Section 6.03 hereof shall not be considered an amendment to this Agreement for the purposes of this Section
13.01.
          Section 13.02. Protection of Right, Title and
Interest to Trust.

          (a)  The Servicer shall cause this Agreement,
all  amendments  hereto and/or  all  financing
statements and continuation statements and any
other   necessary   documents   covering   the
Certificateholders  and the  Trustee's  right,
title, and interest in and to the Trust to  be
promptly  recorded, registered and filed,  and
at  all  times to be kept recorded, registered
and  filed,  all in such manner  and  in  such
places  as  may be required by  law  fully  to
preserve  and  protect the  right,  title  and
interest  of  the Certificateholders  and  the
Trustee  hereunder to all property  comprising
the  Trust.  The Servicer shall deliver to the
Trustee  file-stamped  copies  of,  or  filing
receipts    for,   any   document    recorded,
registered or filed as provided above, as soon
as   available   following   such   recording,
registration  or filing.  The Depositor  shall
cooperate   fully   with   the   Servicer   in
connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this Section 13.02(a).

(b)  Within thirty (30) days after the
Depositor or the Servicer makes any change in its name, identity or corporate structure that would make any financial statement or continuation statement filed in accordance with subsection (a) of this Section 13.02 seriously misleading within the meaning of
Section 9-402(7) of the UCC as in effect in California, the Depositor shall give the Trustee notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.
(c) The Depositor and the Servicer shall give the Trustee prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to perfect or to continue the perfection of the Trust's ownership interest or security interest in the Receivables and the proceeds thereof. The Depositor and the Servicer shall at all times maintain each office from which it services Receivables and its principal executive office within the United States of America.
(d) The Servicer shall deliver to the Trustee and any Enhancement Provider, upon the execution and delivery of each amendment of this Agreement or any Supplement, an Opinion of Counsel to the effect that such amendment was duly authorized, executed and delivered in compliance with Section 13.01.
          Section 13.03. Limitation on Rights of
Certificateholders.

          (a)   The death or incapacity of any
Certificateholder   shall   not   operate   to
terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholders' legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding-up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

(b)  No Certificateholder shall have any right
to vote (except as expressly provided in this
Agreement) or in any manner otherwise control
the operation and management of the Trust, or
the obligations of the parties hereto, nor
shall anything herein set forth, or contained
in the terms of the Certificates, be construed
so as to constitute the Certificateholders
from time to time as partners or members of an
association, nor shall any Certificateholder
be under any liability to any third person by
reason of any action taken by the parties to
this Agreement pursuant to any provision
hereof.
(c)  No Holder of Investor Certificates shall
have any right by virtue of any provisions of
this Agreement to institute any suit, action
or proceeding in equity or at law upon or
under or with respect to this Agreement,
unless the Holders of Investor Certificates
evidencing more than 50% of the aggregate
unpaid principal amount of all Investor
Certificates (or, with respect to any such
action, suit or proceeding that does not
relate to all Series, 50% of the aggregate
unpaid principal amount of the Investor
Certificates of all Series to which such
action, suit or proceeding relates) shall have
made a request to the Trustee to institute
such action, suit or proceeding in its own
name as Trustee hereunder and shall have
offered to the Trustee such reasonable
indemnity as the Trustee may require against
the costs, expenses and liabilities to be
incurred therein or thereby, and the Trustee,
for sixty (60) days after such request and
offer of indemnity, shall have neglected or
refused to institute any such action, suit or
proceeding.
          No   Holder   of   an   Exchangeable
Certificate shall have any right by virtue  of
any  provisions of this Agreement to institute
any suit, action or proceeding in equity or at
law  upon  or  under or with respect  to  this
Agreement, unless such Holder may be adversely
affected  but for the institution of any  such
suit, action or proceeding and shall have made
a  request  to  the Trustee to institute  such
action, suit or proceeding in its own name  as
Trustee  hereunder and shall have  offered  to
the  Trustee such reasonable indemnity as  the
Trustee   may  require  against   the   costs,
expenses   and  liabilities  to  be   incurred
therein or thereby, and the Trustee, for sixty
(60) days after such request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding.

          It  is understood and intended,  and
expressly covenanted by each Certificateholder
with  every  other Certificateholder  and  the
Trustee,     that    no    one     or     more
Certificateholders shall have any right in any
manner  whatever  by  virtue  or  by  availing
itself or themselves of any provisions of this
Agreement to affect, disturb or prejudice  the
rights  of  the holders of any  other  of  the
Certificates, or to obtain or seek  to  obtain
priority over or preference to any other  such
Certificateholder,  or to  enforce  any  right
under  this  Agreement, except in  the  manner
herein provided and for the equal, ratable and
common   benefit   of  all  Certificateholders
except as otherwise expressly provided in this Agreement. For the protection and enforcement of the provisions of this Section 13.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or inequity.

          Section 13.04. No Petition.  The Servicer, the
Seller  (if it is no longer the Servicer)  and
the  Trustee, by entering into this Agreement,
each  Holder  of  Investor  Certificates,   by
accepting an Investor Certificate, the  holder
of  the Exchangeable Certificate, by accepting
the Exchangeable Certificate or the pledge  of
the  Exchangeable Certificate, as the case may
be,  and any Successor Servicer and each other
Beneficiary, by accepting the benefits of this
Agreement,  hereby covenants and  agrees  that
they will not at any time institute or join in
instituting   against   the   Depositor    any
bankruptcy,    reorganization,    arrangement,
insolvency  or  liquidation  proceedings,   or
other  proceedings  under  any  United  States
Federal or state bankruptcy or similar law.

          Section 13.05. Governing Law.  This agreement
shall be construed in accordance with the laws
of the State of New York, without reference to
its   conflict  of  law  provisions,  and  the
obligations,  rights  and  remedies   of   the
parties  hereunder  shall  be  determined   in
accordance with such laws.

          Section 13.06. Notices.

          (a)  All demands, notices, instructions,
directions  and  communications (collectively,
Notices)  under this Agreement shall  be  in
writing   (including  telegraphic,   telecopy,
telex or cable communications) and shall be deemed to have been duly given if personally delivered or mailed by registered mail, return receipt requested, or telegraphed, telecopied, telexed, cabled or delivered, to:

               (i)  in the case of Depositor, 7 River Park
Place    East,   Fresno,   California   93720,
Attention:   Warren Williams, Esq.,  facsimile
number (559) 434-4804;

(ii) in the case of the Servicer, 7 River Park
Place East, Fresno, California 93720,
Attention:  Michael S. Geele, facsimile number
(559) 434-4804; and
(iii)     in the case of the Trustee, Bankers
Trust Company, Four Albany Street, New York,
New York 10006, Attention:  Corporate Trust &
Agency Group, Structured Finance Team,
facsimile number (212) 250-6439;
or as to each party, at such other address as shall be designated by such party in a written notice to each other party.

          (b)  Any Notice required or permitted to be
given to a Certificateholder shall be given by
first-class  mail,  postage  prepaid,  at  the
address of such Certificateholder as shown  in
the  Certificate  Register.   Any  Notice   so
mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such Notice.

(c)  The Trustee shall provide written notice
to the Rating Agencies of the events listed in
Section 2.04(b), 2.05(m) and (n), 3.03(b),
9.01(e), 10.01(a) and 10.01(e) promptly upon
receipt by a Responsible Officer of the
Trustee of written notice of the occurrence of
such events.
          Section 13.07. Severability of Provisions.  If
any  one or more of the covenants, agreements,
provisions  or  terms of this Agreement  shall
for  any  reason whatsoever be  held  invalid,
then such covenants, agreements, provisions or
terms  shall  be  deemed  severable  from  the
remaining covenants, agreements, provisions or
terms  of this Agreement and shall in  no  way
affect  the validity or enforceability of  the
other  provisions of this Agreement or of  the
certificates     or     rights     of      the
Certificateholders.

          Section 13.08. Assignment. Notwithstanding anything to the contrary contained herein, except as provided in Section 8.04 hereof, this Agreement may not be assigned by the Servicer.

          Section 13.09. Certificates Nonassessable and
Fully  Paid.   It  is  the  intention  of  the
parties    to   this   Agreement    that    no
Certificateholder  shall be personally  liable
for   obligations  of  the  Trust,  that   the
interests  in  the  Trust represented  by  the
Investor  Certificates  and  the  Exchangeable
Certificate  shall  be nonassessable  for  any
losses  or  expenses of the Trust or  for  any
reason    whatsoever   and    that    Investor
Certificates and the Exchangeable Certificate upon authentication thereof by the Trustee are and shall be deemed fully paid.

          Section 13.10. Further Assurances.  Each of
the  Depositor, the Servicer and  the  Trustee
agrees  to do and perform, from time to  time,
any  and  all acts and to execute any and  all
further  instruments  required  or  reasonably
requested by one or more of the other  parties
hereto  more  fully to effect the purposes  of
this Agreement, including the execution of any
financing     statements    or    continuation
statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          Section 13.11. No Waiver; Cumulative Remedies.
No   failure  to  exercise  and  no  delay  in
exercising,  on the part of the  Trustee,  the
Certificateholders,  the  Depositor   or   the
Servicer,  as  the  case may  be,  any  right,
remedy,   power   or  privilege   under   this
Agreement  shall operate as a waiver  thereof;
nor  shall  any single or partial exercise  of
any  right,  remedy, power or privilege  under
this  Agreement preclude any other or  further
exercise thereof or the exercise of any  other
right,   remedy,  power  or  privilege.    The
rights,   remedies,  powers   and   privileges
provided under this Agreement are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 13.12. Counterparts.  This Agreement
may  be  executed in two or more  counterparts
(and   by   different  parties   on   separate
counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 13.13. Third-Party Beneficiaries.
This  Agreement will inure to the  benefit  of
and  be  binding upon the parties hereto,  the
Certificateholders and the other Beneficiaries
and  their respective successors and permitted
assigns.    Except   as  otherwise   expressly
provided in this Agreement, no other Person will have any right or obligation hereunder.

          Section 13.14. Actions by Certificateholders.
Any request, demand, authorization, direction,
notice,  consent, waiver or  other  act  by  a
Certificateholder     shall     bind      such
Certificateholder and every subsequent  Holder
of    any   Certificate   issued   upon    the
registration  of transfer of the  Certificates
of   such  Certificateholder  or  in  exchange
therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereof, whether or not notation of such action is made upon any such Certificate.

          Section 13.15. Rule 144A Information.  For so
long  as  any of the Investor Certificates  of
any    Series   or   Class   are   restricted
securities   within  the  meaning   of   Rule
144(a)(3)  under  the 1933 Act,  each  of  the
Depositor, the Trustee, the Servicer  and  any
Enhancement Providers agree to cooperate  with
each     other    to    provide     to     any
Certificateholders of such Series or Class and
to   any  prospective  purchaser  of  Investor
Certificates      designated      by      such
Certificateholder, upon the  request  of  such
Certificateholder  or  prospective  purchaser,
any  information required to  be  provided  to
such   holder  or  prospective  purchaser   to
satisfy  the  condition  set  forth  in   Rule
144A(d))4) under the 1933 Act.

          Section 13.16. Merger and Integration.  Except
as  specifically stated otherwise herein, this
Agreement, the Supplements and the Receivables
Purchase  Agreement  sets  forth  the   entire
understanding of the parties relating  to  the
subject   matter   hereof,   and   all   prior
understandings,   written   or    oral,    are
superseded by this Agreement. This Agreement may not be modified, amended, waived, or supplemented except as provided herein.

          Section 13.17. Headings.  The headings herein
are  for purposes of reference only and  shall
not   otherwise   affect   the   meaning    or
interpretation or any provision hereof.

           IN  WITNESS WHEREOF, the Depositor,
the Servicer and the Trustee have caused this Pooling and Servicing Agreement to be duly executed by their respective officers as of the day and year first above written.

GOTTSCHALKS CREDIT RECEIVABLES
CORPORATION, Depositor


By: \s\ Michael Geele
Title:  President


GOTTSCHALKS INC., Servicer


By: \s\ Jim Famalette
Title:  President


BANKERS TRUST COMPANY, Trustee


By: \s\ Lillian Perros
Title:  Vice President

                   EXHIBIT A


       FORM OF EXCHANGEABLE CERTIFICATE




          THIS CERTIFICATE MAY NOT BE ACQUIRED
OR HELD BY OR FOR THE ACCOUNT OF AN ERISA PLAN
(AS  DEFINED  BELOW).  THE GOTTSCHALKS  CREDIT
CARD  MASTER  TRUST  HAS NOT  BEEN  REGISTERED
UNDER  THE INVESTMENT COMPANY ACT OF 1940,  AS
AMENDED.    THIS  CERTIFICATE  HAS  NOT   BEEN
REGISTERED UNDER THE SECURITIES ACT  OF  1933,
AS  AMENDED, OR ANY STATE SECURITIES LAWS, AND
MAY  NOT  BE SOLD OR OTHERWISE TRANSFERRED  IN
THE   ABSENCE  OF  SUCH  REGISTRATION  OR   AN
EXEMPTION     THEREFROM.     THE     TRANSFER,
ASSIGNMENT,   EXCHANGE,   PLEDGE   OR    OTHER
CONVEYANCE   OF   THIS  CERTIFICATE   IS   NOT
PERMITTED EXCEPT IN COMPLIANCE WITH THE  TERMS
AND  CONDITIONS SET FORTH IN THE  POOLING  AND
SERVICING    AGREEMENT   UNDER   WHICH    THIS
CERTIFICATE  IS ISSUED (COPIES  OF  WHICH  ARE
AVAILABLE FROM THE TRUSTEE UPON REQUEST).  ANY
TRANSFEREE OF THIS CERTIFICATE IS DEEMED AS OF
THE  DATE  OF  SUCH TRANSFER TO MAKE  CERTAIN
REPRESENTATIONS  RELATING TO ERISA  AND  OTHER
MATTERS.

     GOTTSCHALKS CREDIT CARD MASTER TRUST

           EXCHANGEABLE CERTIFICATE


          This   certifies  that   GOTTSCHALKS
CREDIT     RECEIVABLES    CORPORATION     (the
"Exchangeable   Certificateholder")   is   the
registered  owner  of  a fractional  undivided
interest   not  allocated  to  the  Investors'
Interest or the interest of the Holders of the
Subordinated Certificates, if any, in  certain
assets   of  a  trust  (the  "Trust")  created
pursuant   to   the  Pooling   and   Servicing
Agreement, dated as of ________ __, 1999  (the
"Pooling   and   Servicing   Agreement"),   as
amended, supplemented or otherwise modified from time to time, among Gottschalks Credit
Receivables  Corporation,  as  depositor  (the
"Depositor"),  Gottschalks Inc.,  as  servicer
(the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the respective meanings provided for such terms in the Pooling and Servicing Agreement.

          The corpus of the Trust includes (i)
all  Receivables sold, transferred,  assigned,
set  over and otherwise conveyed to the  Trust
pursuant  to  Section 2.01 of the Pooling  and
Servicing Agreement, (ii) all monies due or to
become  due  and  all  amount  received   with
respect   thereto  and  all  proceeds  thereof
(including "proceeds", as defined in Section 9-
306  of  the UCC as in effect in the State  of
California, and Recoveries), (iii) all  monies
on   deposit   in,  and  Eligible  Investments
credited to, the Collection Account or any Series Account and (iv) all monies as are from time to time available under any Enhancements.

          This Certificate is issued under and
subject   to   the   terms,   provisions   and
conditions   of  the  Pooling  and   Servicing
Agreement.    By   acceptance   hereof,    the
Exchangeable Certificateholder assents to  and
is   bound   by  the  terms,  provisions   and
conditions   of  the  Pooling  and   Servicing
Agreement,    as   such   may   be    amended,
supplemented or otherwise modified  from  time
to time.  This Certificate does not purport to
summarize  the Pooling and Servicing Agreement
and  reference  is  made to  the  Pooling  and
Servicing   Agreement  for  information   with
respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, Four Albany
Street,  New York, New York 10006,  Attention:
Corporate  Trust  &  Agency Group,  Structured
Finance Team.

          The  transfer  of  this  Certificate
shall   be   registered  in  the   Certificate
Register  upon  surrender of this  Certificate
for registration of transfer at any office  or
agency  maintained by the Transfer  Agent  and
Registrar  accompanied by a written instrument
of  transfer,  in a form satisfactory  to  the
Trustee  or  the Transfer Agent and Registrar,
duly     executed    by    the    Exchangeable
Certificateholder    or   such    Exchangeable
Certificateholder's attorney-in-fact, and duly
authorized  in  writing  with  such  signature
guaranteed,  and  thereupon one  or  more  new
Exchangeable   Certificates   in    authorized
denominations of like aggregate amount will be
issued   to   the  designated  transferee   or
transferees.

          The  Pooling and Servicing Agreement
and  the Series Supplement may be amended from
time to time, in certain circumstances, by the
Servicer, the Depositor, the Trustee  and  (if
the  Seller  is not the Servicer)  the  Seller
without   the   consent   of   any   of    the
Certificateholders.  The Pooling and Servicing
Agreement and the Series Supplement  may  also
be  amended from time to time by the Servicer,
the   Depositor  and  the  Trustee,  with  the
consent  of (i) the Holder of the Exchangeable
Certificate, if it would be adversely affected
by  such  amendment, and (ii) the  Holders  of
Investor Certificates evidencing more than 50%
of  the  aggregate unpaid principal amount  of
the  Investor  Certificates of  all  adversely
affected Series, for the purpose of adding any
provisions  to  or changing in any  manner  or
eliminating  or waiving any of the  provisions
of  the Pooling and Servicing Agreement or any
Supplement  or of modifying in any manner  the
rights  of the Certificateholders.   Any  such
amendment  and any such consent by the  Holder
of  this  Certificate shall be conclusive  and
binding  on  such Holder and upon  all  future
Holders  of  this  Certificate  and   of   any
Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Certificate.

          This Certificate may not be acquired
or  held by or for the account of any employee
benefit  plan or individual retirement account
subject to Title I of ERISA or Section 4975 of
the   Internal  Revenue  Code,  or  any  trust
established  under any such  employee  benefit
plan  or  individual  retirement  account  (or
established  to hold the assets  thereof),  or
any "governmental plan" (as defined in section
3(32)  of  ERISA  or  Section  414(d)  of  the
Internal   Revenue  Code)   organized   in   a
jurisdiction     having    prohibitions     on
transactions   with  such  governmental   plan
similar to those contained in Section  406  of
ERISA  or Section 4975 of the Internal Revenue
Code   (each   such  employee  benefit   plan,
individual  retirement account and  trust,  an
"ERISA  Plan").  No part of the funds used  by
any Person to acquire or hold this Certificate
may  constitute assets (within the meaning  of
ERISA    and   any   applicable   rules    and
regulations)  of an ERISA Plan.  By  accepting
and   holding  this  Certificate,  the  Holder
hereof shall be deemed to have represented and warranted that it is not an ERISA Plan and that this Certificate was not acquired with the assets of an ERISA Plan.

          THIS  CERTIFICATE SHALL BE CONSTRUED
IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF
THE STATE OF NEW YORK.

          IN  WITNESS  WHEREOF, the  Depositor
has   caused  this  Certificate  to  be   duly
executed.

GOTTSCHALKS CREDIT RECEIVABLES

CORPORATION, as Depositor


Name: \s\ Michael Geele
Title:    President



         CERTIFICATE OF AUTHENTICATION

          This  is the Gottschalks Credit Card
Master Trust Exchangeable Certificate referred to in the Pooling and Servicing Agreement.

BANKERS  TRUST COMPANY, not in its  individual
capacity,  but  solely  in  its  capacity   as
Trustee

Name: \s\ Lillian Perros
Title:    Vice President


Dated:


                   EXHIBIT B

                  [RESERVED]

                   EXHIBIT C


             OFFICER'S CERTIFICATE


               GOTTSCHALKS INC.

             Officer's Certificate


          We,   the  undersigned,  each   duly
authorized  officers  of Gottschalks  Inc.,  a
Delaware  corporation  (the  "Servicer"),   DO
HEREBY CERTIFY that:

          1.   This certificate is furnished pursuant to
Section  3.05  of  the Pooling  and  Servicing
Agreement, dated as of even date herewith (the
"Pooling  and  Servicing  Agreement"),   among
Gottschalks Credit Receivables Corporation,  a
Delaware   corporation,  as   depositor,   the
Servicer,  and  Bankers Trust Company,  a  New
York    banking   corporation,   as   trustee.
Capitalized  terms  used  but  not   otherwise
defined   herein  shall  have  the  respective
meanings assigned to such terms in the Pooling and Servicing Agreement.

2.   The Servicer is, as of the date hereof,
the servicer under the Pooling and Servicing
Agreement.
3.   The undersigned are duly authorized by
the Servicer to execute and deliver this Certificate to the Trustee.
4.   A review of the activities of the
Servicer during the calendar year ended
December __, 200_ and of its performance under the Pooling and Servicing Agreement was conducted under our supervision.
5.   Based on such review, the Servicer has,
to the best of our knowledge, performed in all material respects its obligations under the Pooling and Servicing Agreement and there has been no default in the performance of any such obligations [except as set forth in paragraph
6 below].
6.   [The following is a description of each
default in the performance of the Servicer's obligations under the provisions of the Pooling and Servicing Agreement known to us to have been made by the Servicer during the calendar year ended December __, 200_, which sets forth in detail the (i) nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each default.]
          IN  WITNESS WHEREOF, the undersigned
have hereunto set their hands this ____ day of ______________, ____.



Name:\s\ Michael Geele
Title:   Executive VP/CFO


                   EXHIBIT E


             FORM OF REASSIGNMENT


          REASSIGNMENT     No.     ____     OF
RECEIVABLES,  dated  as of  ____________,  ___
(this   "Reassignment"),   among   GOTTSCHALKS
CREDIT  RECEIVABLES  CORPORATION,  a  Delaware
corporation   (the  "Depositor"),  GOTTSCHALKS
INC., a Delaware corporation (the "Servicer"),
and  BANKERS TRUST COMPANY, a New York banking
corporation,  not in its individual  capacity,
but  solely  in its capacity as  trustee  (the
"Trustee").   Capitalized terms used  but  not
otherwise  defined  herein  shall   have   the
respective meanings provided for such terms in the Pooling and Servicing Agreement.

W I T N E S S E T H:

          WHEREAS, the Depositor, the Servicer
and the Trustee are parties to the Pooling and Servicing Agreement, dated as of ________ __,
1999 (the "Pooling and Servicing Agreement");

          WHEREAS, pursuant to the Pooling and
Servicing Agreement, the Depositor desires  to
remove  all  Receivables  arising  in  certain
designated  Accounts (the "Removed  Accounts")
from  the  Trust and to cause the  Trustee  to
reconvey  the  Receivables  arising  in   such
Removed Accounts, whether now existing or hereafter created, from the Trust to the Depositor; and

          WHEREAS,  the Trustee is willing  to
accept such designation and to reconvey the Receivables arising in the Removed Accounts subject to the terms and conditions hereof;

          NOW,  THEREFORE, the Depositor,  the
Servicer and the Trustee hereby agree as follows:

          1.   Designation of Removed Accounts.
Attached  hereto as Exhibit 1 is  a  true  and
complete   list   of   all  Removed   Accounts
specifying  for each such Removed Account,  as
of   the  Removal  Notice  Date,  its  account
number, the aggregate amount of Receivables outstanding in such Removed Account and the aggregate amount of Principal Receivables in such Removed Account.

2.   Conveyance of Receivables.  The Trustee
does hereby sell, transfer, assign, set over
and otherwise convey, without recourse or
warranty of any kind whatsoever, to the
Depositor, all of the Trust's right, title and
interest in, to and under the Receivables
owned by the Trust at the close of business on
the Removal Date now existing and hereafter
created in the Removed Accounts, all monies
due or to become due and all amounts received
with respect thereto and all proceeds thereof
(including "proceeds", as defined in Section
9306 of the UCC as in effect in the State of
California, and Recoveries).
3.   Representations and Warranties of the
Depositor.  The Depositor hereby represents
and warrants to the Trustee, on behalf of the
Trust, as of the date of this Reassignment and
as of the Removal Date, that:
          (a)  the Depositor believes that the process
used to select the Removed Accounts listed  on
Schedule   1  hereto  (x)  is  not  materially
adverse    to    the    interests    of    the
Certificateholders, and (y) was conducted on a random basis;

(b)  the Depositor reasonably believes that
the removal of the Removed Account from the
Trust will not result in the occurrence of an
Early Amortization Event;
(c)  after giving effect to the removal of
Removed Accounts, the Series Pool Balance
shall not be less than 5% in excess of the sum
of the Required Series Pool Balance and the
Required Exchangeable Certificate Amount; and
(d)  after giving effect to the proposed
action, there will be no material adverse
change in the average yield on the Pool
Balance, average age of Accounts remaining
within the Pool or the rate of delinquencies
experienced by the Pool, in each case as a
result of the proposed action.
          4.   Governing Law.  THIS REASSIGNMENT SHALL
BE  CONSTRUED IN ACCORDANCE WITH THE  LAWS  OF
THE  STATE  OF NEW YORK, WITHOUT REFERENCE  TO
ITS  CONFLICTS  OF  LAW  PROVISIONS,  AND  THE
OBLIGATIONS,  RIGHTS  AND  REMEDIES   OF   THE
PARTIES  HEREUNDER  SHALL  BE  DETERMINED   IN
ACCORDANCE WITH SUCH LAWS.

          IN  WITNESS WHEREOF, the undersigned
have caused this Reassignment to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

GOTTSCHALKS CREDIT RECEIVABLES
CORPORATION, as Depositor

Name: \s\ Michael Geele
Title:    President


GOTTSCHALKS INC., as Servicer


Name: \s\ Jim Famalette
Title:    President


BANKERS TRUST COMPANY, not in its
individual capacity, but solely in its
capacity as Trustee

Name:  \s\ Lillian Perros
Title:     Vice President
                   EXHIBIT F


             OFFICER'S CERTIFICATE


  GOTTSCHALKS CREDIT RECEIVABLES CORPORATION


          I,  the undersigned, _______________
of Gottschalks Credit Receivables Corporation, a Delaware corporation (the "Company"), DO
HEREBY CERTIFY that:

          1.    This  certificate is furnished
pursuant to Section 2.08(d)(ii) of the Pooling and Servicing Agreement, dated as of March 1, 1999 (the "Pooling and Servicing Agreement"), among the Company, as depositor, Gottschalks
Inc., a Delaware corporation, as servicer and Bankers Trust Company, a New York banking corporation, as trustee. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Pooling and Servicing Agreement.

          2.    The process used to select the
Supplemental Accounts listed in the notice, dated ________ __, ____, delivered pursuant to
Section  2.08(d) of the Pooling and  Servicing
Agreement, (x) is not materially adverse to the interests of the Certificateholders, and
(y) was conducted on a random basis.

          IN  WITNESS WHEREOF, I have hereunto
set my hand this __ day of ____________, ____.


          Name:
                         Title:
                   EXHIBIT G


             OFFICER'S CERTIFICATE


GOTTSCHALKS CREDIT RECEIVABLES CORPORATION


          I,  the undersigned, _______________
of Gottschalks Credit Receivables Corporation, a Delaware corporation (the "Company"), DO
HEREBY CERTIFY that:

          1.    This  certificate is furnished
pursuant to Section 2.06(b)(ii) of the Pooling
and  Servicing Agreement, dated as of ________
__,   1999   (the   "Pooling   and   Servicing
Agreement"), among the Company, as  depositor,
Gottschalks  Inc., a Delaware corporation,  as
servicer and Bankers Trust Company, a New York
banking  corporation, as trustee.  Capitalized
terms  used  but not otherwise defined  herein
shall have the respective meanings assigned to
such   terms  in  the  Pooling  and  Servicing
Agreement.

          2.    After  giving  effect  to  the
removal  of Removed Accounts, the Series  Pool
Balance shall not be less than 5% in excess of
the  sum  of the Required Series Pool  Balance
and   the  Required  Exchangeable  Certificate
Amount.

          3.    The process used to select the
Removed  Accounts listed in the notice,  dated
________  __,  ____,  delivered  pursuant   to
Section   2.06(b)(ii)  of  the   Pooling   and
Servicing  Agreement  (x)  is  not  materially
adverse    to    the    interests    of    the
Certificateholders, and (y) was conducted on a random basis.

          4.   The Company reasonably believes
that the removal of the Removed Account from the Trust will not result in the occurrence of an Early Amortization Event.

          5.    After  giving  effect  to  the
proposed  action, there will  be  no  material
adverse  change in the average  yield  on  the
Pool   Balance,   average  age   of   Accounts
remaining within the Pool or the rate of delinquencies experienced by the Pool, in each case as a result of the proposed action.

          IN  WITNESS WHEREOF, I have hereunto
set my hand this __ day of ____________, ____.


                         Name:
                         Title:
                   EXHIBIT H

         FORM OF REPRESENTATION LETTER

                    [date]

Gottschalks Credit Receivables Corporation
7 River Place East
Fresno, California 93729

Bankers Trust Company
  as Trustee
Four Albany Street
New York, New York 10006

Gentlemen:

          Reference  is  made to that  certain
[describe  purchase agreement  or  assignment]
(the "Certificate Purchase Agreement") between
[name  of transferor] ("Transferor") and [name
of   transferee]  ("Transferee")  pursuant  to
which   Transferee,   upon   the   terms   and
conditions set therein set forth, purchased  a
[      %] Fixed Base Certificate, Series 1999-
1,  in  the  original face amount of $[amount]
(the  "Trust Certificate").  Capitalized terms
used  herein and not defined have the  meaning
given  in  that certain Pooling and  Servicing
Agreement,  dated as of March 1_, 1999,  among
Gottschalks   Credit  Receivables  Corporation
("Depositor"),  Gottschalks Inc.  ("Service")
and  Bankers  Trust  Company  ("Trustee")   as
amended and modified through the date hereof.

          In  connection  with such  purchase,
Transferee represents and warrants that (i) it
is  acquiring its Trust Certificate solely for
its  own account (or for accounts as to  which
to  exercise  investment discretion)  for  the
purpose of investment only and not with a view
to distribution in violation of the Securities
Act of 1933 (the "Act"), and will not sell  or
otherwise  transfer such Trust Certificate  in
the  absence of registration under the Act  or
an  exemption  therefrom,  provided  that  the
disposition of its property shall at all  time
be  and remain within its control and (ii)  it
is  a corporation, partnership or other entity
having   such  knowledge  and  experience   in
financial  and  business  matters  as  to   be
capable of evaluating the merits and risks  of
an  investment in its Trust Certificate and it
is  (or any account for which it is purchasing
referred  to in (i) above is) an institutional
accredited investor within the meaning of Rule
501  of the Act able to bear the economic risk
of   investment  in  its  Trust   Certificate,
including a complete loss, while maintaining adequate means of providing for its current needs and foreseeable contingencies.

                              Sincerely yours,

                              [name         of
                              transferee]


                              By:
                              Name:
                              Title:

                  EXHIBIT H-1

         FORM OF SECURITIES ACT LEGEND

          THIS   CERTIFICATE  HAS   NOT   BEEN
REGISTERED UNDER THE SECURITIES ACT  OF  1933,
AS  AMENDED, OR ANY STATE SECURITIES LAWS, AND
MAY  NOT  BE SOLD OR OTHERWISE TRANSFERRED  IN
THE   ABSENCE  OF  SUCH  REGISTRATION  OR   AN
EXEMPTION  THEREFROM.  THE  TRANSFER  OF  THIS
CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS
AND  CONDITIONS SET FORTH IN THE  POOLING  AND
SERVICING  AGREEMENT  AND  THE  SERIES  ______
SUPPLEMENT   TO  THE  POOLING  AND   SERVICING
AGREEMENT  UNDER  WHICH  THIS  CERTIFICATE  IS
ISSUED (COPIES OF WHICH ARE AVAILABLE FROM THE
TRUSTEE UPON REQUEST).



                  EXHIBIT H-2


             FORM OF ERISA LEGEND


THIS  CERTIFICATE HAS NOT BEEN REGISTERED WITH
THE  SECURITIES AND EXCHANGE COMMISSION  UNDER
THE  SECURITIES ACT OF 1933, AS  AMENDED  (THE
"SECURITIES ACT"), OR THE SECURITIES  LAWS  OF
ANY STATE OR OTHER JURISDICTION IN RELIANCE ON
EXEMPTIONS PROVIDED BY THE SECURITIES ACT  AND
SUCH  STATE  OR FOREIGN SECURITIES  LAWS.  THE
CERTIFICATES   ARE   ELIGIBLE   FOR   PURCHASE
PURSUANT  TO  RULE 144A UNDER  THE  SECURITIES
ACT.  NO  RESALE  OR OTHER  TRANSFER  OF  THIS
CERTIFICATE  SHALL BE MADE UNLESS SUCH  RESALE
OR  TRANSFER  (A)  IS MADE IN ACCORDANCE  WITH
SECTION 6.2 OF THE SERIES 1999-1 SUPPLEMENT TO
THE  POOLING AND SERVICING AGREEMENT  REFERRED
TO  HEREIN AND (B) IS MADE EITHER (i) PURSUANT
TO  AN  EFFECTIVE REGISTRATION STATEMENT UNDER
THE  SECURITIES  ACT, (ii)  IN  A  TRANSACTION
(OTHER  THAN  A  TRANSACTION  IN  CLAUSE  (iv)
BELOW)    EXEMPT    FROM   THE    REGISTRATION
REQUIREMENTS   OF  THE  SECURITIES   ACT   AND
APPLICABLE STATE AND FOREIGN SECURITIES  LAWS,
(iii)   TO   GOTTSCHALKS  CREDIT   RECEIVABLES
CORPORATION  (THE "DEPOSITOR") OR  (iv)  TO  A
PERSON  WHO THE TRANSFEROR OF THIS CERTIFICATE
REASONABLY    BELIEVES    IS    A    QUALIFIED
INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE
144A  UNDER THE SECURITIES ACT THAT  IS  AWARE
THAT  THE  RESALE OR OTHER TRANSFER  IS  BEING
MADE  IN  RELIANCE  ON  RULE  144A  OR  TO  AN
INSTITUTIONAL "ACCREDITED INVESTOR" UNDER RULE
501(a)(1),(2),(3) OR (7) UNDER THE  SECURITIES
ACT.  IN  THE  EVENT THAT THE  TRANSFER  OF  A
CERTIFICATE  IS  TO BE MADE  AS  DESCRIBED  IN
CLAUSE  (ii)  OF THE PRECEDING  SENTENCE,  THE
PROSPECTIVE INVESTOR IS REQUIRED TO DELIVER AN
OPINION  OF  COUNSEL  IN  FORM  AND  SUBSTANCE
SATISFACTORY TO THE TRUSTEE AND THE  DEPOSITOR
TO  THE EFFECT THAT SUCH TRANSFER MAY BE  MADE
WITHOUT REGISTRATION UNDER THE SECURITIES  ACT
OR  ANY APPLICABLE STATE OR FOREIGN SECURITIES
LAWS. THE PROSPECTIVE TRANSFEREE IN A TRANSFER
OF  A  CERTIFICATE TO BE MADE AS DESCRIBED  IN
CLAUSES  (ii) AND (iv) ABOVE MUST  DELIVER  TO
THE  TRUSTEE A REPRESENTATION LETTER  REQUIRED
BY SECTION 6.2 OF THE SERIES 1999-1 SUPPLEMENT
TO   THE   POOLING  AND  SERVICING   AGREEMENT
REFERRED TO HEREIN. PROSPECTIVE PURCHASERS  OF
THE  CERTIFICATES ARE HEREBY NOTIFIED THAT THE
SELLER  OF ANY CERTIFICATES MAY BE RELYING  ON
THE    EXEMPTION    FROM   THE    REGISTRATION
REQUIREMENTS OF SECTION 5 OF THE ACT  PROVIDED
BY RULE 144A UNDER THE ACT.

     THIS CERTIFICATE OR A BENEFICIAL INTEREST
HEREIN  MAY  NOT  BE  TRANSFERRED  UNLESS  THE
TRUSTEE  HAS  RECEIVED (I) A CERTIFICATE  FROM
THE   TRANSFEREE  TO  THE  EFFECT  THAT   SUCH
TRANSFEREE  IS  NOT AN EMPLOYEE BENEFIT  PLAN,
TRUST  OR  ACCOUNT SUBJECT TO TITLE I  OF  THE
EMPLOYEE  RETIREMENT INCOME  SECURITY  ACT  OF
1974,  AS  AMENDED ("ERISA"),  OR  SUBJECT  TO
SECTION  4975 OF THE INTERNAL REVENUE CODE  OF
1986,   AS   AMENDED  (THE   "CODE"),   OR   A
GOVERNMENTAL PLAN DEFINED IN SECTION 3(32)  OF
ERISA  OR SECTION 414(d) OF THE CODE,  SUBJECT
TO ANY FEDERAL STATE OR LOCAL LAW WHICH IS, TO
A  MATERIAL  EXTENT, SIMILAR TO THE  FOREGOING
PROVISIONS  OF  ERISA OR  THE  CODE  ("SIMILAR
LAW")  (EACH, A "BENEFIT PLAN") AND IS NOT  AN
ENTITY INCLUDING AN INSURANCE COMPANY SEPARATE
ACCOUNT   OR  AN  INSURANCE  COMPANY   GENERAL
ACCOUNT  IF  THE ASSETS IN ANY  SUCH  ACCOUNTS
CONSTITUTE  "PLAN  ASSETS"  FOR  PURPOSES   OF
REGULATION SECTION 2510.3-101 OF ERISA,  WHOSE
UNDERLYING ASSETS INCLUDE BENEFIT PLAN  ASSETS
BY  REASON  OF A BENEFIT PLAN'S INVESTMENT  IN
THE  ENTITY  (SUCH BENEFIT PLAN OR  ENTITY,  A
"BENEFIT   PLAN   INVESTOR")   AND   (II)    A
CERTIFICATE   TO  THE  EFFECT  THAT   IF   THE
TRANSFEREE IS A PARTNERSHIP, GRANTOR TRUST  OR
S  CORPORATION FOR FEDERAL INCOME TAX PURPOSES
(A  "FLOW-THROUGH  ENTITY"), ANY  CERTIFICATES
OWNED   BY   SUCH  FLOW-THROUGH  ENTITY   WILL
REPRESENT  LESS THAN 50% OF THE VALUE  OF  ALL
THE  ASSETS OWNED BY SUCH FLOW-THROUGH  ENTITY
AND  NO  SPECIAL ALLOCATION OF  INCOME,  GAIN,
LOSS,   DEDUCTION   OR   CREDIT   FROM    SUCH
CERTIFICATES WILL BE MADE AMONG THE BENEFICIAL
OWNERS OF SUCH FLOW-THROUGH ENTITY.

      IN ADDITION, NO RESALE OR OTHER TRANSFER
OF  THIS  CERTIFICATE OR ANY INTEREST  THEREIN
SHALL  BE  PERMITTED UNLESS IMMEDIATELY  AFTER
GIVING   EFFECT  TO  SUCH  RESALE   OR   OTHER
TRANSFER,  THERE  WOULD  BE  FEWER  THAN   100
CERTIFICATEHOLDERS.



                   EXHIBIT J

        RECEIVABLES PURCHASE AGREEMENT



                   EXHIBIT K


       FORM OF DEPOSIT ACCOUNT AGREEMENT


                             ________ __, 1999


[Name of Local Bank]


     Re:  Acct. No.:          (the Local
     Deposit Account)

Dear           :

          Reference is hereby made to (a) that
certain Receivables Purchase Agreement,  dated
as  of  ________  __, 1999  (the  "Receivables
Purchase   Agreement"),  between   Gottschalks
Inc.,  a Delaware corporation ("Gottschalks"),
and     Gottschalks     Credit     Receivables
Corporation, a Delaware corporation  ("GCRC");
(b)   that   certain  Pooling  and   Servicing
Agreement, dated as of ________ __, 1999  (the
"Pooling  and  Servicing  Agreement"),   among
GCRC,  as  depositor, Gottschalks, as servicer
and  Bankers Trust Company, a New York banking
corporation,  as trustee (the "Trustee");  and
(c)  that  certain  ____-_ Supplement  to  the
Pooling and Servicing Agreement, dated  as  of
________  __,  ____ (the "____-1  Supplement")
among   GCRC,  Gottschalks  and  the   Trustee
(collectively,  the "Transaction  Documents").
Capitalized  terms  used  but  not   otherwise
defined   herein  shall  have   the   meanings
provided for such terms in the Pooling and Servicing Agreement.

          In   connection  with   the   above-
referenced transactions, Gottschalks will  act
as  the servicer of Receivables that have been
sold  to  the  Trust for the  benefit  of  the
Beneficiaries.   During the normal  course  of
its   servicing  operation,  individual  store
locations owned by Gottschalks will receive In-
Store  Payments.   Under  the  terms  of   the
Transaction Documents, Gottschalks is required to deposit each day all Collections received in respect of In-Store Payments in a deposit account maintained by a local bank (the "Local
Deposit Account").

          GCRC  has established account number
[number] with your institution to serve as the
Local  Deposit Account.  This letter agreement
(this   "Letter  Agreement")  defines  certain
rights  and obligations of the parties  hereto
in   respect  of  the  Local  Deposit  Account
maintained with your institution.

          GCRC  hereby appoints [name of bank]
as  a  Local Deposit Account Bank to  maintain
the  Local  Deposit Account.  [Name  of  bank]
hereby  agrees  to maintain the Local  Deposit
Account  and  serve as Local  Deposit  Account
Bank   on  the  terms  and  subject   to   the
conditions set forth in this Letter Agreement.

          1.1.        The Local Deposit Account shall at
all times be maintained in the name of the Trustee on behalf of the Trust. The Trustee on behalf of the Trust shall have exclusive dominion and control over, and the sole right of withdrawal from, the Local Deposit Account.
The Trustee on behalf of the Trust shall possess all right, title and interest in all of the items from time to time on deposit in the Local Deposit Account and all proceeds thereof.

1.2.      The Local Deposit Account Bank
shall, at the end of each Business Day,
transfer, in same day funds, all available funds on deposit (other than amounts retained for returned checks in the ordinary course of business) in the Local Deposit Account to Bankers Trust Company, Four Albany Street, New
York, New York 10006, Attention Corporate
Trust & Agency Group, Structured Finance Team,
ABA 021001033, Account [account number] for deposit to the Gottschalks Credit Card Master
Trust Collection Account [number] (the
"Collection Account").  The Local Deposit
Account Bank shall, immediately thereafter, provide the Trustee with telephonic advice of such transfer. The Local Deposit Account Bank shall, each Business Day, deliver to Gottschalks all returned checks previously deposited in the Local Deposit Account at P.O.
Box 26480, Fresno, California 93729-6480,
Attention: Returned Check Desk.
1.3.      The Local Deposit Account Bank shall
respond promptly to all reasonable inquiries made by Gottschalks in respect of the Local
Deposit Account. The Local Deposit Account shall furnish Gottschalks and the Trustee with monthly statements, in the form typical for the Local Deposit Account Bank, listing all amounts deposited in, withdrawn from, and transferred in and/or out of the Local Deposit
Account during such monthly period.
1.4.      For purposes of this Letter
Agreement, any officer of the Trustee, and any other employee of the Trustee designated by an officer thereof, shall be authorized to act, and to give instructions and notice, on behalf of the Trustee and the Local Deposit Account
Bank shall be entitled to rely on such act, instruction or notice without further inquiry.
Gottschalks acknowledges that the Local
Deposit Account Bank shall incur no liability to Gottschalks as a result of any action taken pursuant to an instruction given by or on behalf of the Trustee.
1.5.      The fees for the services of the
Local Deposit Account Bank shall be mutually agreed upon between Gottschalks and the Local
Deposit Account Bank and paid by Gottschalks.
Neither GCRC nor the Trustee on behalf of the Trust shall have any responsibility or liability for the payment of any such fee.
1.6.      The Local Deposit Account Bank may
perform any of its duties hereunder by or through its officers, employees or agents and shall be entitled to rely upon the advice of counsel as to its duties. The Local Deposit
Account Bank shall not be liable to the
Trustee or Gottschalks for any action taken or omitted to be taken by it in good faith, nor shall the Local Deposit Account Bank be responsible to the Trustee or Gottschalks for the consequences of any oversight or error of judgment or be answerable to the Trustee or Gottschalks for the same unless the oversight or error of judgment is attributable to its negligence or willful misconduct.
1.7.      The Local Deposit Account Bank may
resign at any time as Local Deposit Account
Bank hereunder by delivery to the Trustee and Gottschalks of written notice of resignation not less than 30 days prior to the effective date of such resignation. The Trustee may close the Local Deposit Account at any time upon delivery of notice to the Local Deposit
Account Bank at its address appearing below.
This Letter Agreement shall terminate upon receipt of such notice of closing, or delivery of such notice of resignation and the expiration of the 30 day notice period, except that the Local Deposit Account Bank shall immediately transfer to the Collection Account all funds, if any, then on deposit in, or otherwise to the credit of, the Local Deposit
Account (other than amounts retained for returned checks in the ordinary course of business).
1.8.      All notices and communications
hereunder shall be in writing (except where telephonic instructions or notices are authorized herein) and shall be deemed to have been received and shall be effective on the day on which delivered (including delivery by telecopy) (i) in the case of the Trustee, to Bankers Trust Company, Four Albany Street, New
York, New York 10006, Attention Corporate
Trust & Agency Group, Structured Finance Team,
(ii) in the case of the Local Deposit Account
Bank, to [name of bank] at the address listed above and (iii) in the case of Gottschalks, to Gottschalks Inc., 7 River Park Place East,
P.O. Box 26920, Fresno, California 93729, to the attention of Michael S. Geele, Senior Vice
President and Chief Financial Officer.
1.9.      The Local Deposit Account Bank shall
not assign or transfer any of its rights or obligations hereunder (other than to the Trustee) without the prior written consent of the Trustee. This Letter Agreement may be amended only by a written instrument executed by Gottschalks, GCRC, the Trustee and the Local Deposit Account Bank, acting by their respective officers thereunto duly authorized.
The Local Deposit Account Bank hereby
irrevocably waives (so long as any Investor
Certificate remains outstanding) any rights to setoff against, or otherwise deduct from, any funds held in any Local Deposit Account for any indebtedness or other claim owed by GCRC, Gottschalks or any other person or entity to the Local Deposit Account Bank. To the extent that the Local Deposit Account Bank ever has any such rights, it hereby expressly subordinates all such rights to the rights of the Trustee. THIS LETTER AGREEMENT SHALL BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH,
THE LAWS OF THE STATE OF CALIFORNIA.
1.10.     This Letter Agreement (i) shall
inure to the benefit of, and be binding upon, Gottschalks, GCRC, the Trustee, the Local
Deposit Account Bank and their respective successors and assigns and (ii) may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.
1.11.     Bankers Trust Company, in its
capacity as trustee under the Pooling and Servicing Agreement, is entering into this Letter Agreement solely as trustee and not in its individual capacity and in no case whatsoever shall Bankers Trust Company be personally liable on, or for any loss in respect of, any representations, warranties, agreements or obligations of the Trustee or Gottschalks hereunder.
GOTTSCHALKS INC.



By: \s\ Jim Famalette
Title:  President



BANKERS TRUST COMPANY, not in its
individual capacity, but solely in
its capacity as Trustee



By: \s\ Lillian Perros
Title:  Vice President

[Name of Bank]



By:
Title:
                  SCHEDULE I


               LIST OF ACCOUNTS


          The  list of all Accounts specifying
for  each Account, (i) its account number (ii)
the    aggregate    amount   of    Receivables
outstanding  in such Account,  and  (iii)  the
aggregate  amount of Principal Receivables  in
such Account has been delivered in the form of
computer   tape.  Such  tape  is  incorporated
herein by this reference.





                  SCHEDULE II


              COLLECTION ACCOUNT


BANKERS TRUST COMPANY:
ABA No. 021001033
Account No. [1419647]
Gottschalks Credit Card Master
     Trust Collection Account No. 11873
Four Albany Street
New York, New York 10006
                 SCHEDULE III


        List of Local Deposit Accounts


UNION BANK OF CALIFORNIA: Account No. 04730240
Location 0-01
Payment Processor (Pre-encoded)
7032 North First Street
Fresno, California 93720


BANK OF AMERICA NT & SA:  14821-019-19
5292 N. Palm Avenue
Fresno, CA  93704



                   ARTICLE I

                  DEFINITIONS

Section 1.01.      Definitions                     1
Section 1.02.      Other Definitional Provisions. 19

                  ARTICLE II

           CONVEYANCE OF RECEIVABLES

Section 2.01.      Conveyance of Receivables       20
Section 2.02.      Acceptance by Trustee           21
Section 2.03.      Representations and Warranties
                   of the Depositor Relating to the
                   Depositor and this Agreement    22
Section 2.04.      Representations and Warranties
                   of the Depositor Relating to the
                   Receivables; Reassignment       25
Section 2.05.      Covenants of the Depositor      27
Section 2.06.      Removal of Accounts             30
Section 2.07.      Discount Option                 31
Section 2.08.      Block Period; Supplemental
                   Accounts                        32

                  ARTICLE III

  ADMINISTRATION AND SERVICING OF RECEIVABLES

Section 3.01.      Acceptance of Appointment and
                   Other Matters Relating to the
                   Servicer                        33
Section 3.02.      Servicing Compensation          35
Section 3.03.      Representations, Warranties
                   and Covenants of the Servicer   35
Section 3.04.      Reports and Records for the
                   Trustee                         39
Section 3.05.      Annual Servicer's Certificate   39
Section 3.06.      Independent Public Accountants'
                   Servicing Report                39
Section 3.07.      Tax Treatment                   41
Section 3.08.      Notices to the Seller           41
Section 3.09.      Adjustments                     41
Section 3.10.      Fidelity Bond and Errors and
                   Omissions Insurance             42

ARTICLE IV



  RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION
        AND APPLICATION OF COLLECTIONS

Section 4.01.      Rights of Certificateholders    42
Section 4.02.      Establishment of the Collection
                    Account                        42
Section 4.03.      Collections Arrangements        43
Section 4.04.      Collection Allocations          43

                   ARTICLE V

         DISTRIBUTIONS AND REPORTS TO
              CERTIFICATEHOLDERS

Section 5.01.      Distributions.                  44
Section 5.02.      Reports and Statements to
                   Certificateholders.             44

                  ARTICLE VI

               THE CERTIFICATES

Section 6.01.      The Certificates.               45
Section 6.02.      Authentication of Certificates  45
Section 6.03.      New Issuances                   46
Section 6.04.      Registration of Transfer and
                   Exchange of Certificates        48
Section 6.05.      Mutilated, Destroyed, Lost or
                   Stolen Certificates             50
Section 6.06.      Persons Deemed Owners           50
Section 6.07.      Access to List of Registered
                   Certificateholders' Names and
                   Addresses                       51

                  ARTICLE VII

    OTHER MATTERS RELATING TO THE DEPOSITOR

Section 7.01.     Liability of the Depositor       51
Section 7.02.     Limitation on Liability of
                  the Depositor                    51
Section 7.03.     Depositor Indemnification        52

ARTICLE VIII



    OTHER MATTERS RELATING TO THE SERVICER

Section 8.01.     Liability of the Servicer         52
Section 8.02.     Limitation on Liability of
                  the Servicer                      53
Section 8.03.     Servicer Indemnification of
                  the Trust and the Trustee         53
Section 8.04.     Merger or Consolidation of,
                  or Assumption of, the
                  Obligations of the Servicer       54
Section 8.05.     The Servicer Not to Resign 54
Section 8.06.     Access to Certain Information
                  Regarding the Receivables; Meet and
                  Confer                            54
Section 8.07.     Delegation of Duties              55
Section 8.08.     Examination of Records            55

                  ARTICLE IX

           EARLY AMORTIZATION EVENTS

Section 9.01.     Early Amortization Events         55
Section 9.02.     Additional Rights Upon the
                  Occurrence of Certain Events      56

                   ARTICLE X

               SERVICER DEFAULTS

Section 10.01.     Servicer Defaults                57
Section 10.02.     Trustee to Act; Appointment
                   of Successor                     59

                  ARTICLE XI

                  THE TRUSTEE

Section 11.01.     Duties of Trustee                60
Section 11.02.     Certain Matters Affecting
                   the Trustee                      62
Section 11.03.     Trustee Not Liable for
                   Recitals in Certificates         63
Section 11.04.     Trustee May Own Certificates     63
Section 11.05.     The Servicer to Pay Trustee's
                   Fees and Expenses                64
Section 11.06.     Eligibility Requirements for
                   Trustee                          64
Section 11.07.     Resignation or Removal of
                   Trustee                          64
Section 11.08.     Successor Trustee                65
Section 11.09.     Merger or Consolidation of
                   Trustee                          65
Section 11.10.     Appointment of Co-Trustee or
                   Separate Trustee                 66
Section 11.11.     Tax Returns                      67
Section 11.12.     Trustee May Enforce Claims
                   Without Possession of
                   Certificates                     67
Section 11.13.     Suits for Enforcement            67
Section 11.14.     Representations and Warranties
                   of Trustee                       68
Section 11.15.     Maintenance of Office or
                   Agency                           68
Section 11.16.     Rights of Trustee Upon the
                   Occurrence of an Early
                   Amortization Event.              68

                  ARTICLE XII

                  TERMINATION

Section 12.01.     Termination of Trust             68
Section 12.02.     Final Distribution               69
Section 12.03.     Depositor's Termination Rights   70

                 ARTICLE XIII

           MISCELLANEOUS PROVISIONS

Section 13.01.      Amendment                       70
Section 13.02.      Protection of Right, Title
                    and Interest to Trust           72
Section 13.03.      Limitation on Rights of
                    Certificateholders              73
Section 13.04.      No Petition                     74
Section 13.05.      Governing Law                   74
Section 13.06.      Notices                         74
Section 13.07.      Severability of Provisions      75
Section 13.08.      Assignment                      75
Section 13.09.      Certificates Nonassessable
                    and Fully Paid                  75
Section 13.10.      Further Assurances              75
Section 13.11.      No Waiver; Cumulative Remedies  75
Section 13.12.      Counterparts                    75
Section 13.13.      Third-Party Beneficiaries       75
Section 13.14.      Actions by Certificateholders   76
Section 13.15.      Rule 144A Information           76
Section 13.16.      Merger and Integration          76
Section 13.17.      Headings                        76




                   EXHIBITS

EXHIBIT A      FORM OF EXCHANGEABLE
               CERTIFICATE
EXHIBIT B      [RESERVED]
EXHIBIT C      OFFICER'S CERTIFICATE
EXHIBIT D      [RESERVED]
EXHIBIT E      FORM OF REASSIGNMENT
EXHIBIT F      OFFICER'S CERTIFICATE
EXHIBIT G      OFFICER'S CERTIFICATE
EXHIBIT H      FORM OF REPRESENTATION LETTER
EXHIBIT H-1    FORM OF SECURITIES ACT LEGEND
EXHIBIT H-2    FORM OF ERISA LEGEND
SCHEDULE I     LIST OF ACCOUNTS
EXHIBIT J      RECEIVABLES PURCHASE AGREEMENT
EXHIBIT K      FORM OF DEPOSIT ACCOUNT
               AGREEMENT
SCHEDULE II    COLLECTION ACCOUNT
SCHEDULE III   LIST OF LOCAL DEPOSIT ACCOUNTS